Exhibit 10.3

Execution Version

LEASE

BY AND BETWEEN

DW LSP 5000 SHORELINE, LLC,

a Delaware limited liability company as Landlord

and

IDEAYA BIOSCIENCES, INC.

a Delaware corporation as Tenant

For Premises located at 5000 Shoreline Court

South San Francisco, California

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Exhibit 10.3

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS 3

ARTICLE 2 DEMISE, CONSTRUCTION, AND ACCEPTANCE 5

ARTICLE 3 RENT 7

ARTICLE 4 USE OF PREMISES 11

ARTICLE 5 TRADE FIXTURES AND ALTERATIONS 16

ARTICLE 6 REPAIR AND MAINTENANCE; BUILDING SERVICES 19

ARTICLE 7 WASTE DISPOSAL; UTILITIES; SUSTAINABILITY 22

ARTICLE 8 OPERATING EXPENSES 26

ARTICLE 9 INSURANCE 31

ARTICLE 10 LIMITATION ON LANDLORD’S LIABILITY AND INDEMNITY 32

ARTICLE 11 DAMAGE TO PREMISES 33

ARTICLE 12 CONDEMNATION 35

ARTICLE 13 DEFAULT AND REMEDIES 35

ARTICLE 14 ASSIGNMENT AND SUBLETTING 38

ARTICLE 15 GENERAL PROVISIONS 43

ARTICLE 16 ROOFTOP RIGHTS 48

ARTICLE 17 SPECIAL APPURTENANT RIGHTS 50

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Exhibit 10.3

LEASE

This Lease is dated as of the lease reference date specified in Section A of the Summary of Basic Lease Terms and is made by and between the party identified as Landlord in Section B of the Summary and the party identified as Tenant in Section C of the Summary.

SUMMARY OF BASIC LEASE TERMS

SECTION TERMS

(LEASE REFERENCE)

A.
Lease Reference Date (Introduction): June 1, 2023

B.
Landlord (Introduction): DW LSP 5000 SHORELINE LLC,

a Delaware limited liability company

C.
Tenant (Introduction): IDEAYA BIOSCIENCES, INC., a Delaware corporation

D.
Premises (§1.20): That area consisting of approximately 43,966 rentable square feet of gross leasable area, consisting of (i) 40,280 rentable square feet of gross leasable area on the third (3rd) floor of the Building (the “Third Floor Premises”) and (ii) 3,686 rentable square feet of gross leasable area located on the first (1st) floor of the Building (the “First Floor Premises”), as shown on Exhibit A.

E.
Project (§1.21): The office/laboratory project currently known as “5000 Shoreline Court” shown on Exhibit A includes (i) the Building and the Common Areas, (ii) the land and improvements shown on Exhibit A, and (iii) at Landlord’s discretion, any additional adjacent real property, areas, land, buildings, or other improvements added thereto in South San Francisco, California.

F.
Building (§1.7) The building in which the Premises are located and having an address of 5000 Shoreline Court, South San Francisco, California. The Building contains approximately 139,619 rentable square feet of gross leasable area. The rentable square feet of gross leasable area of the Premises and Building referred to above shall be deemed the actual rentable square feet of gross leasable area in the Premises and Building.

G.
Tenant’s Share (§ 1.28): 31.49% of the Building based on the ratio that the rentable square footage of the Premises bears to the total rentable square footage in the Building.

H.
Tenant’s Allocated Parking: (§4.5) Three (3) unreserved parking spaces for every 1,000 rentable square feet of the Premises, subject to the terms of Section 4.5 of the Lease.

I.
Scheduled Commencement Date (§ 1.24): June 1, 2024.

Exhibit 10.3

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Exhibit 10.3

J.
Lease Term (§ 1.17): One hundred twenty (120) full calendar months (plus the partial month following the Commencement Date if such date is not the first day of a month).

K.
Base Monthly Rent: (§ 3.1)

Lease Year	Annual Base Rent	Base Monthly Rent
1	$3,693,144.00	$307,762.00
2	$3,822,404.04	$318,533.67
3	$3,956,188.18	$329,682.35
4	$4,094,654.77	$341,221.23
5	$4,237,967.69	$353,163.97
6	$4,386,296.55	$365,524.71
7	$4,539,816.93	$378,318.08
8	$4,698,710.53	$391,559.21
9	$4,863,165.39	$405,263.78
10	$5,033,376.18	$419,448.02

For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12)-month period during the Lease Term commencing on the Commencement Date (the partial month following the Commencement Date (if such date is not the first day of a month) shall be deemed to be included in the first Lease Year).

Tenant’s obligation to pay Base Monthly Rent for the first (1st) through twenty-first (21st) month of the Term shall be subject to the terms and conditions of Section 3.1 of this Lease.

L.
Prepaid Rent (§ 3.3): $307,762.00.

M.
Security/Letter of Credit (§ 3.5): $615,524.00.

N.
Permitted Use: The Premises shall be used solely for general office and research and development, laboratory (including vivarium uses), storage and other lawful accessory uses reasonably related to and incidental to such specified uses, all

(i) consistent with comparable multi-tenant life sciences projects in the South San Francisco, California area (“Comparable First-Class Buildings”), and (ii) in compliance with, and subject to, applicable Laws and the terms of this Lease, but for no other purpose.

O.
Permitted Tenant’s

Alterations Limit (§5.2): One Hundred Fifty Thousand Dollars ($150,000.00)

P.
Tenant’s Liability

Insurance Minimum (§9.1): See Exhibit E

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Exhibit 10.3

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Exhibit 10.3

Q.
Landlord’s Address: c/o Divco West Real Estate Asset Management, Inc.

301 Howard Street, Suite 2100 San Francisco, California 94015 Attn: Property Manager

With a copy to:

c/o Divco West Real Estate Asset Management, Inc. 301 Howard Street, Suite 2100

San Francisco, California 94015 Attn.: Asset Manager

R.
Tenant’s Address (§ 1.3): Tenant to provide:

S.
Retained Real Estate Brokers (§15.13): CBRE, Inc. on behalf of Landlord and Jones Lang LaSalle on behalf of Tenant

T.
Lease (§ 1.16): This Lease includes the summary of the Basic Lease Terms, the Lease, and the following exhibits and addenda:

Exhibit A - Project Site Plan and Outline of the Premises Exhibit A-1 Plan of Parking Spaces

Exhibit A-2 Signage Plan

Exhibit B - Work Letter for Tenant Improvements Exhibit B-1 Equipment List

Exhibit B-2 Space Plan

Exhibit B-3 Spec Buildout Sheet Exhibit B-4 Base Building Work Exhibit C - Acceptance Agreement Exhibit D – Option to Extend Exhibit E – Tenant Insurance

Exhibit E-1 – Tenant Alterations Insurance Schedule Exhibit F – Intentionally Omitted

Exhibit G – Form of Letter of Credit

The foregoing Summary is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any term of the Summary shall mean the respective information set forth above and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between the Summary and the Lease, the Summary shall control.

ARTICLE 1 DEFINITIONS

1.
General: Any initially capitalized term that is given a special meaning by this Article 1, the Summary, or by any other provision of this Lease (including the exhibits attached hereto) shall have such meaning when used in this Lease or any addendum or amendment hereto unless otherwise clearly indicated by the context.

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Exhibit 10.3

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Exhibit 10.3

1.1.
Additional Rent: The term “Additional Rent” is defined in Section 3.2.

1.2.
Address for Notices: The term “Address for Notices” means the addresses set forth in Sections Q and R of the Summary; provided, however, that after the Commencement Date, Tenant’s Address for Notices shall be the address of the Premises.

1.3.
Agents: The term “Agents” and “agents” means the following: (i) with respect to Landlord, the employees, contractors and agents of Landlord; and (ii) with respect to Tenant, the employees, contractors, agents and invitees of Tenant and Tenant’s subtenants and their respective agents, employees, contractors, and invitees.

1.4.
Agreed Interest Rate: The term “Agreed Interest Rate” means that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) 5% in excess of the discount rate established by the Federal Reserve Bank of San Francisco as it may be adjusted from time to time, or (ii) the maximum interest rate permitted by Law.

1.5.
Base Monthly Rent: The term “Base Monthly Rent” means the fixed monthly rent payable by Tenant pursuant to Section 3.1 which is specified in Section K of the Summary.

1.6.
Building: The term “Building” means the building in which the Premises are located which Building is identified in Section F of the Summary.

1.7.
Commencement Date: The term “Commencement Date” is the date the Lease Term commences, which term is defined in Section 2.2.

1.8.
Common Area: The term “Common Area” means all areas and facilities within the Project that are not designated by Landlord for the exclusive use of Tenant or any other lessee or other occupant of the Project, including the parking areas, loading docks, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like.

1.9.
Operating Expenses: The term “Operating Expenses” is defined in Section 8.2.

1.10.
Effective Date: The term “Effective Date” means the date the last signatory to this Lease whose execution is required to make it binding on the parties hereto shall have executed this Lease.

1.11.
Event of Tenant’s Default: The term “Event of Tenant’s Default” is defined in Section 13.1.

1.12.
Hazardous Materials: The terms “Hazardous Materials” and “Hazardous Materials Laws” are defined in Section 7.2G.

1.13.
Insured and Uninsured Peril: The terms “Insured Peril” and “Uninsured Peril” are defined in Section 11.2E.

1.14.
Law: The term “Law” means any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other government agency or authority having jurisdiction over the parties to this Lease or the Premises, or both, in effect either at the Effective Date or any time during the Lease Term, including, without limitation, any Hazardous Material Law (as defined in Section 7.2G) and the Americans with Disabilities Act, 42 U.S.C. §§ 12101 et. seq. and any rules, regulations, restrictions, guidelines, requirements or publications promulgated or published pursuant thereto.

1.15.
Lease: The term “Lease” means the Summary and all elements of this Lease identified in

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Exhibit 10.3

Section T of the Summary, all of which are attached hereto and incorporated herein by this reference.

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Exhibit 10.3

1.16.
Lease Term: The term “Lease Term” or “Term” means the term of this Lease which shall commence on the Commencement Date and continue for the period specified in Section J of the Summary.

1.17.
Lender: The term “Lender” means any beneficiary, mortgagee, secured party, lessor, or other holder of any Security Instrument.

1.18.
Permitted Use: The term “Permitted Use” means the use specified in Section N of the Summary.

1.19.
Premises: The term “Premises” means that building area described in Section D of the Summary that is within the Building.

1.20.
Project: The term “Project” means that real property and the improvements thereon which are specified in Section E of the Summary. Landlord reserves the right, in its sole and absolute discretion, to include such other adjacent buildings in the Project, to sell, transfer, assign or otherwise dispose of any building or parcel in the Project and elect to remove such building and/or parcel from the Project.

1.21.
Private Restrictions: The term “Private Restrictions” means all recorded covenants, conditions and restrictions, private agreements, reciprocal easement agreements, and any other recorded instruments affecting the use of the Premises which (i) exist as of the Effective Date, or (ii) are recorded after the Effective Date.

1.22.
Real Property Taxes: The terms “Real Property Taxes” and “Taxes” is defined in Section 8.3.

1.23.
Scheduled Commencement Date: The term “Scheduled Commencement Date” means the date specified in Section I of the Summary.

1.24.
Security Instrument: The term “Security Instrument” means any underlying lease, mortgage or deed of trust which now or hereafter affects the Project, and any renewal, modification, consolidation, replacement or extension thereof.

1.25.
Summary: The term “Summary” means the Summary of Basic Lease Terms that immediately precedes Article I of this Lease.

1.26.
Tenant’s Alterations: The term “Tenant’s Alterations” or “Tenant’s Alteration” or “Tenant Alteration” means all improvements, additions, alterations, and fixtures installed in the Premises by or on behalf of Tenant (excluding the Tenant Improvements, as defined on Exhibit B, to be installed by Landlord to initially prepare the Premises for Tenant’s occupancy).

1.27.
Tenant’s Share: The term “Tenant’s Share” means the percentage obtained by dividing the rentable square feet of gross leasable area in the Premises by the rentable square feet of gross leasable area in the Building, which as of the Effective Date is the percentage identified in Section G of the Summary.

1.28.
Trade Fixtures: The term “Trade Fixtures” means (i) Tenant’s inventory, furniture, signs, and business equipment, and (ii) anything affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without material injury to the Premises.

ARTICLE 2 DEMISE, CONSTRUCTION, AND ACCEPTANCE

2.1
Demise of Premises: Landlord hereby leases to Tenant, and Tenant leases from Landlord, for the Lease Term upon the terms and conditions of this Lease, the Premises for Tenant’s own use in the conduct of

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Exhibit 10.3

Tenant’s business together with (i) the non-exclusive right to use the number of Tenant’s Allocated Parking

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Exhibit 10.3

spaces within the Common Area (subject to the limitations set forth in Section 4.5), and (ii) the non-exclusive right to use the Common Area for ingress to and egress from the Premises and such other uses for which the Common Areas are provided. Landlord reserves the use of the exterior walls, the roof and the area beneath and above the Premises, together with the right to install, maintain, use, and replace ducts, wires, conduits and pipes leading through the Premises without material interference to, and in locations which will not materially interfere with Tenant’s use of the Premises.

2.2
Commencement Date: The Scheduled Commencement Date shall be only an estimate of the actual Commencement Date, and the term of this Lease shall begin on the first to occur of the following, which shall be the “Commencement Date”: (i) the date Landlord offers to deliver possession of the Premises to Tenant following Substantial Completion (as defined on Exhibit B) of all improvements to be constructed by Landlord pursuant to Section 2.3; or (ii) the date Tenant enters into occupancy of the Premises.

2.3
Construction of Improvements: Landlord shall construct the Tenant Improvements (as defined in Exhibit B) in accordance with the terms of Exhibit B.

2.4
Delivery and Acceptance of Possession: If Landlord is unable to deliver possession of the Premises to Tenant on or before the Scheduled Commencement Date for any reason whatsoever, then this Lease shall not be void or voidable, and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom. Notwithstanding the foregoing, if delivery of possession of the Premises to Tenant shall occur after the date that is sixty (60) days after the Scheduled Commencement Date (other than by reason of Force Majeure or Tenant Delay) (the “Outside Delivery Date”) and such delay actually delays Tenant’s occupancy of the Premises, then Tenant shall receive a day for day credit against Base Monthly Rent for each day of delay in delivery beyond the Outside Delivery Date until the occurrence of the delivery of the Premises to Tenant (or if applicable, the Critical Outside Delivery Date), and if delivery occurs on or after the date that is sixty (60) days following the Outside Delivery Date (other than by reason of Force Majeure or Tenant Delay) (the “Critical Outside Delivery Date”) and such delay actually delays Tenant’s occupancy of the Premises, then Tenant shall receive a two (2)-day credit against Base Monthly Rent for each day of delay in delivery beyond the Critical Outside Delivery Date until the delivery of the Premises to Tenant. If any portion of the delay in delivery is due to any Tenant Delay (as defined in Exhibit B), then the delivery date shall be deemed (for the purposes of calculating the Commencement Date) the date the Premises would have been delivered but for such delays by Tenant.

Tenant acknowledges that it has had an opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition. Except as otherwise specifically provided in the Lease, Tenant agrees to accept possession of the Premises in its then existing condition, “AS- IS”, including all patent and latent defects, and Tenant’s taking possession of any part of the Premises shall be deemed to be an acceptance by Tenant of any work of improvement done by Landlord in such part as complete. At the time Landlord delivers possession of the Premises to Tenant, Landlord and Tenant shall together execute an acceptance agreement in the form attached as Exhibit C, appropriately completed. Landlord shall have no obligation to deliver possession, nor shall Tenant be entitled to take occupancy, of the Premises until such acceptance agreement has been executed, and Tenant’s obligation to pay Base Monthly Rent and Additional Rent shall not be excused or delayed because of Tenant’s failure to execute such acceptance agreement.

Landlord represents, as of the Commencement Date, that to Landlord’s knowledge, Building systems serving the Premises are in good working order.

Tenant shall have access to the Premises. Building, parking and other Common Areas twenty-four (24) hours a day, seven (7) days a week with utility services being provided at all times, subject to the terms of this Lease. Tenant shall have the right to install a security system pertaining to the Premises including, without limitation, a card key access system on the elevators (and subject to compliance with the applicable laws, on the stairwells) enabling Tenant to lock off any full and half floors that it occupies as well as at various access points within the Premises, provided that: (i) any work performed by Tenant in installing such system shall be

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Exhibit 10.3

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Exhibit 10.3

performed in accordance with the provisions of this Lease and Tenant shall provide to Landlord card keys to allow Landlord to access the Premises, subject to, and in accordance with, the provisions of this Lease.

2.5
Early Occupancy: Landlord shall use commercially reasonable efforts to permit Tenant, or any agent, employee or contractor of Tenant, to enter, use or occupy the Premises not less than thirty (30) days prior to the Commencement Date. Such entry, use or occupancy shall be subject to all the provisions of this Lease (other than the payment of Base Monthly Rent and Additional Rent on account of Operating Expenses, Real Estate Taxes and utilities), including, without limitation, Tenant’s compliance with the insurance and indemnity requirements of this Lease. Said early possession shall not advance the Commencement Date of this Lease. During such early access to the Premises, Tenant agrees that it shall not in any way materially interfere with the progress of Landlord’s work (including the construction of the Tenant Improvements) by such entry. Should such entry prove a material impediment to the progress of Landlord’s work, in Landlord’s reasonable judgment, Landlord may demand that Tenant forthwith vacate the Premises during the period of time that Landlord’s work would be materially impeded, and Tenant shall promptly comply with this demand.

2.6
Disability Access Disclosure Under Section 1938 of the California Civil Code. In accordance with Section 1938 of the California Civil Code, Landlord has notified Tenant that the Premises have not undergone an inspection by a Certified Access Specialist to determine if the Premises meet all applicable construction related accessibility standards pursuant to Section 55.53 of the California Civil Code. Landlord makes the following statement in compliance with the requirements of Section 1938(e) of the California Civil Code.

A Certified Access Specialist (“CASp”) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the subject premises."

If Tenant desires to obtain such CASp inspection, the CASp party, the scope of the inspection and date such inspection shall be performed shall be subject to the prior written approval of Landlord, which will not be unreasonably withheld. Landlord shall have the right to have a representative present during such inspection. The cost of such inspection shall be paid by Tenant without reimbursement or other payment from Landlord. Any work required to be completed as described in the CASp report shall be performed and paid for by Tenant. Any CASp inspection report obtained by or provided to Tenant shall be confidential and Tenant shall not disclosure such report or the findings in such report to any other party without the prior written consent of Landlord in its sole discretion, except to the extent disclosure is required to parties on a need to know basis only for Tenant to complete repairs and corrections of violations of construction-related accessibility standard that Tenant agrees to make.

ARTICLE 3 RENT

3.1
Base Monthly Rent; Abated Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay to Landlord the Base Monthly Rent set forth in Section K of the Summary. Notwithstanding the foregoing, and provided that Tenant is not then in default of this Lease, after the expiration of applicable notice and cure periods, then during the first (1st) through the twenty-first (21st) full calendar months of this Lease Term (the “Rent Abatement Period”), Tenant shall not be obligated to pay any Base Monthly Rent otherwise attributable to the Premises during such Rent Abatement Period (the “Rent

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Exhibit 10.3

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Exhibit 10.3

Abatement”). Landlord and Tenant acknowledge that the aggregate amount of the Rent Abatement equals

$6,559,947.03. Tenant shall be required to pay Tenant’s Share of Operating Expenses for the Premises as provided herein attributable to such period, as well as for utilities and other services. Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the rental and performing the terms and conditions otherwise required under this Lease. If Tenant shall be in default under this Lease, and shall fail to cure such default within the notice and cure period, if any, permitted for the cure pursuant to the terms and conditions of this Lease, and Landlord shall have terminated the Lease by reason of such uncured default, then Tenant shall pay Landlord unamortized portion of the Rent Abatement, such amortization to be computed over a period of the number of full calendar months of the Term with interest at the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate permitted by applicable law.

3.2
Additional Rent: Commencing on the Commencement Date and continuing throughout the Lease Term, Tenant shall pay the following as additional rent (the “Additional Rent”): (i) any late charges or interest due Landlord pursuant to Section 3.4; (ii) utilities in accordance with Section 7.3, (iii) Tenant’s Share of Operating Expenses for the Premises as provided in Section 8.1; (iv) Landlord’s share of any Subrent received by Tenant upon certain assignments and sublettings as required by Section 14.1; (v) any legal fees and costs due Landlord pursuant to Section 15.9; and (vi) any other charges due Landlord pursuant to this Lease.

3.3
Payment of Rent: Concurrently with the execution of this Lease by Tenant, Tenant shall pay to Landlord the amount set forth in Section L of the Summary as prepayment of rent for credit against the first installment(s) of Base Monthly Rent. The term “Rent” or “rent” shall mean Base Monthly Rent, Additional Rent and other sums required to be paid by Tenant under this Lease. All rent required to be paid in monthly installments shall be paid in advance on the first day of each calendar month during the Lease Term. All rent shall be paid in lawful money of the United States, without any abatement, deduction or offset whatsoever (except as specifically provided in Section 11.4 and Section 12.3), and without any prior demand therefor. Rent shall be paid to Landlord at its address set forth in Section Q of the Summary, or at such other place as Landlord may designate from time to time. Tenant’s obligation to pay Base Monthly Rent and Tenant’s Share of Operating Expenses shall be prorated at the commencement and expiration of the Lease Term.

3.4
Late Charge, Interest:

(a)
Late Charge. Tenant acknowledges that the late payment by Tenant of any installment of rent, or any other sum of money required to be paid by Tenant under this Lease, will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs and expenses will include, without limitation, attorneys’ fees, administrative and collection costs, and processing and accounting expenses and other costs and expenses necessary and incidental thereto. If any Base Monthly Rent or Additional Rent is not received by Landlord from Tenant within five (5) days of the date such payment is due, then Tenant shall immediately pay to Landlord a late charge equal to 8% of such delinquent rent as liquidated damages for Tenant’s failure to make timely payment. In no event shall this provision for a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant’s failure to pay any rent due under this Lease in a timely fashion, including any right to terminate this Lease pursuant to Section 13.2B. Notwithstanding the foregoing, Landlord shall not charge Tenant a late charge for the first (1st) late payment in any twelve (12) month period unless Tenant fails to timely pay such amount within five (5) business days following notice from Landlord that such amount is past due.

(b)
Interest. If any rent remains delinquent for a period in excess of ten (10) days then, in addition to such late charge, Tenant shall pay to Landlord interest on any rent that is not paid when due at the Agreed Interest Rate following the date such amount became due until paid.

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Exhibit 10.3

3.5
Security Deposit: On the Effective Date, Tenant shall deposit with Landlord the amount set forth in Section M of the Summary as security for the performance by Tenant of its obligations under this Lease, and not as prepayment of rent (the “Security Deposit”). Landlord may from time to time apply such portion of the Security Deposit as is reasonably necessary for the following purposes: (i) to remedy any default by Tenant in the payment of rent; (ii) to repair damage to the Premises caused by Tenant; (iii) to clean the Premises upon termination of the Lease; and (iv) to remedy any other default of Tenant to the extent permitted by Law and, in this regard, Tenant hereby waives any restriction on the uses to which the Security Deposit may be put contained in California Civil Code Section 1950.7, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. In the event the Security Deposit or any portion thereof is so used, Tenant agrees to pay to Landlord promptly upon demand an amount in cash sufficient to restore the Security Deposit to the full original amount. Landlord shall not be deemed a trustee of the Security Deposit, may use the Security Deposit in business, and shall not be required to segregate it from its general accounts. Tenant shall not be entitled to any interest on the Security Deposit. If Landlord transfers the Premises during the Lease Term, Landlord shall pay the Security Deposit to any transferee of Landlord’s interest in conformity with the provisions of California Civil Code Section 1950.7 and/or any successor statute, in which event the transferring Landlord will be released from all liability for the return of the Security Deposit. In lieu of the Security Deposit, Tenant may elect to provide Landlord a letter of credit (the “L/C Security”) in the amount of the Security Deposit. If so elected, then, on the Effective Date, Tenant shall deposit with Landlord the L/C Security as security for the performance by Tenant of all of its obligations under this Lease as follows:

(a)
Tenant shall provide Landlord, and maintain in full force and effect throughout the Term and until the date that is at least ninety (90) days after the last day of the Term, an evergreen letter of credit substantially in the form of Exhibit G issued by an issuer satisfactory to Landlord, in the amount set forth in Section M of the Summary. Tenant understands that Landlord is relying upon the financial condition of the issuer as a primary inducement to Landlord to lease the Premises to Tenant. Accordingly, if at any time during the Term Landlord determines in its sole but good faith discretion that (i) the financial condition of such issuer has changed in any materially adverse way from the financial condition of such issuer as of the date of execution of this Lease including, without limitation, if such issuer is insolvent or is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, if a trustee, receiver or liquidator is appointed for such issuer, if the credit rating of the long-term debt of the issuer of the letter of credit (according to Moody’s, Standard & Poor’s or similar national rating agency identified by Landlord) is downgraded to a grade below investment grade, if the issuer enters into any supervisory agreement with any governmental authority or fails to meet any capital requirements imposed by applicable law, or (ii) the issuer is no longer satisfactory to Landlord, then Landlord may require the L/C Security to be replaced by an L/C Security issued by a different issuer, in which event Tenant shall within fifteen (15) days after written notice from Landlord deliver to Landlord a replacement L/C Security issued by a commercial bank or savings and loan association acceptable to Landlord in its sole but good faith discretion and that meets all other requirements of this Section. If Tenant has actual notice, or Landlord notifies Tenant at any time, that any issuer of the L/C Security has become insolvent or placed into FDIC receivership or the credit rating of the long-term debt of the issuer of the letter of credit is downgraded to a grade below investment grade, then Tenant shall promptly deliver to Landlord (without the requirement of further notice from Landlord) substitute L/C Security issued by a commercial bank or savings and loan association acceptable to Landlord in its sole but good faith discretion and that meets all other requirements of this Section. As used herein with respect to the issuer of the L/C Security, “insolvent” shall mean the determination of insolvency as made by such issuer’s primary bank regulator (i.e., the state bank supervisor for state chartered banks; the OCC or OTS, respectively, for federally chartered banks or thrifts; or the Federal Reserve for its member banks).

(b)
Landlord may draw upon the L/C Security, and hold and apply the proceeds for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default, if: (i) a default beyond applicable notice and cure periods

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

exists (or would have existed with the giving of notice and passage of applicable cure periods, but only if transmittal of a default notice is stayed or barred by applicable bankruptcy or other similar law); (ii) as of the date thirty (30) days before any L/C Security expires Tenant has not delivered to Landlord an amendment or replacement for such L/C Security, reasonably satisfactory to Landlord, extending the expiry date to the date that is ninety (90) days after the then-current last day of the Term; (iii) Tenant fails to pay any bank charges for Landlord’s transfer of the L/C Security when due; or (iv) the issuer of the L/C Security ceases, or announces that it will cease, to maintain an office in the city where Landlord may present drafts under the L/C Security (and fails to permit drawing upon the L/C Security by overnight courier or facsimile). This Section does not limit any other provisions of this Lease allowing Landlord to draw the L/C Security under specified circumstances.

In the event of any such draw upon the L/C Security, Tenant shall within fifteen (15) business days thereafter provide Landlord with a replacement letter of credit, or amendment to the existing letter of credit increasing the amount of such letter of credit, in the amount of L/C Security, and in the form, required hereunder, and Tenant’s failure to do so shall be a material breach of this Lease. Landlord shall hold the proceeds of any draw not applied as set forth above as a cash Security Deposit as further described below.

(c)
If Landlord transfers its interest in the Premises, then Landlord shall transfer the L/C Security to the transferee of its interest and notify Tenant of such transfer, and Tenant shall at Tenant’s expense, within fifteen (15) business days after receiving a request from Landlord, deliver (and, if the issuer requires, Landlord shall consent to) an amendment to the L/C Security naming Landlord’s grantee as substitute beneficiary. If the required Security Deposit changes while L/C Security is in force, then Tenant shall deliver (and, if the issuer requires, Landlord shall consent to) a corresponding amendment to the L/C Security.

(d)
If and to the extent Landlord is holding the proceeds of the L/C Security in cash from time to time, such cash shall be treated in the same manner as a Security Deposit in accordance with the foregoing and held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the period commencing on the Effective Date and ending upon the expiration or termination of Tenant’s obligations under this Lease. If Tenant defaults (beyond applicable notice and cure periods) with respect to any provision of this Lease, including any provision relating to the payment of Rent, then Landlord may (but shall not be required to) use, apply or retain all or any part of such cash security for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default as provided in this Lease. The provisions of this Section shall survive the expiration or earlier termination of this Lease. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, any cash security then being held by Landlord shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings. Landlord shall deliver or credit to any purchaser of Landlord’s interest in the Premises the funds then held hereunder by Landlord, and thereupon (and upon confirmation by the transferee of such funds, whether expressly or by written assumption of this Lease, generally) Landlord shall be discharged from any further liability with respect to such funds. This provision shall also apply to any subsequent transfers. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, then the cash security, if any, or any balance thereof, shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within ninety (90) days after the expiration or earlier termination of this Lease.

If and to the extent the security held by Landlord hereunder shall be in cash, Landlord shall hold such cash in an account at a banking organization selected by Landlord; provided, however, that Landlord shall not be required to maintain a separate account for the cash security, but may intermingle it with other funds of Landlord.

Landlord shall be entitled to all interest and/or dividends, if any, accruing on such cash security.

3.6
Electronic Payment. Landlord shall have the right, on not less than thirty (30) days prior written notice to Tenant (the “Electronic Payment Notice”), to require Tenant to make subsequent payments of Base Monthly Rent and Additional Rent due pursuant to the terms of this Lease by means of a federal funds wire transfer or such other method of electronic funds transfer as may be required by Landlord in its sole and absolute discretion (the “Electronic Payment”). The Electronic Payment Notice shall set forth the proper bank

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

ABA number, account number and designation of the account to which such Electronic Payment shall be made.

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

Tenant shall promptly notify Landlord in writing of any additional information that will be required to establish and maintain Electronic Payment from Tenant’s bank or financial institution. Landlord shall have the right, after at least ten (10) days prior written notice to Tenant, to change the name of the depository for receipt of any Electronic Payment and to discontinue payment of any sum by Electronic Payment.

3.7
Use of Lock Box. If Landlord shall direct Tenant to pay rent at a “lockbox” or other depository whereby checks issued in payment of rent are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord’s authority), then (i) Landlord shall not be deemed to have accepted such payment until twenty (20) days after the date on which Landlord shall have actually received such funds, and (ii) Landlord shall be deemed to have accepted such payment if (and only if) within said twenty (20) day period, Landlord shall not have refunded (or attempted to refund) such payment to Tenant. Nothing in the preceding sentence shall be construed to place Tenant in default of Tenant’s obligation to pay rent or subject Tenant to any late charge if Tenant shall timely pay the rent in the manner designated by Landlord to the lock box.

ARTICLE 4 USE OF PREMISES

4.1
Limitation on Use: Tenant shall use the Premises solely for the Permitted Use specified in Section N of the Summary. There shall not be any change in use without the prior written consent of Landlord which will not be unreasonably withheld. Tenant shall not do or permit anything to be done in or about the Premises which will (i) cause structural injury to the Building, (ii) cause damage to any part of the Building except to the extent reasonably necessary for the installation of Tenant Improvements, Tenant’s Trade Fixtures and Tenant’s Alterations, and then only in a manner which has been first approved by Landlord in writing, (iii) in any way damage the reputation of the Building or the Project (the parties agreeing that the mere use of the Premises as a vivarium generally shall not be deemed to damage such reputation), or (iv) unreasonably obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or unreasonably annoy them. Tenant shall not operate any equipment within the Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building,

(iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning (“HVAC”) equipment within or servicing the Building, or (iv) damage, overload or corrode the sanitary sewer system. Without limiting the generality of the foregoing, Tenant shall only place equipment within the Premises with floor loading consistent with the Building's structural design, and such equipment shall be placed in a location designed to carry the weight of such equipment. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations therefrom from extending into the Common Areas or other offices in the Project. Tenant shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building without the consent of Landlord, or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Tenant’s use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any Law. Except as approved by Landlord, Tenant shall not change the exterior of the Building or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Tenant shall not commit any waste in or about the Premises, and Tenant shall keep the Premises in a neat, clean, attractive and orderly condition, free of any nuisances. Landlord acknowledges that it is not the intent of this Section to prohibit Tenant from operating its business for the Permitted Use in accordance with the terms of this Lease. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises. Tenant shall not conduct on any portion of the Premises or the Project any sale of any kind, including any public or private auction, fire sale, going-out-of- business sale, distress sale or other liquidation sale.

4.2
Compliance with Regulations: Tenant shall not use the Premises in any manner which violates any Laws or Private Restrictions which affect the Premises. Tenant shall abide by and promptly observe and comply with all Laws and Private Restrictions. Landlord shall not enter into any new Private Restrictions or amend any Private Restrictions in any manner that materially increases Tenant's obligations or materially

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

decreases Tenant's rights under this Lease without the advance written consent of Tenant. Tenant shall not use the Premises in any manner which will cause a cancellation of any insurance policy covering Tenant’s Alterations or any improvements installed by Landlord at its expense (including without limitation, the Tenant Improvements) or which poses an unreasonable risk of damage or injury to the Premises. Tenant shall comply with all reasonable requirements of any insurance company, insurance underwriter, or Board of Fire Underwriters which are necessary to maintain the insurance coverage carried by either Landlord or Tenant pursuant to this Lease. Without limiting the generality of the foregoing obligations:

(a)
Operating Permits. Tenant shall obtain, at its sole cost and expense, all governmental permits and approvals of any kind from time to time required in connection with its use and occupancy of the Premises and shall promptly take all actions from time to time necessary to comply with all such applicable Laws, including without limitation the provisions of Hazardous Materials Laws and the Occupational Safety and Health Act and applicable regulations thereunder. If requested by Tenant, Landlord shall reasonably cooperate with Tenant in connection with Tenant’s efforts to obtain any such permits and approvals, provided that Tenant shall reimburse Landlord for any reasonable out-of-pocket third-party expenses (if any) incurred by Landlord in assisting Tenant with obtaining its permits and approvals for the use and occupancy of the Premises. At all times during the Term, Tenant shall (i) maintain in full force and effect all governmental permits, certifications, and approvals required for Tenant’s operations at the Premises under this Lease (collectively, the “Operating Permits”); (ii) be solely responsible for procuring, obtaining, and complying at all times with all Operating Permits required for the conduct of its activities in the Premises, including without limitation with respect to Tenant’s laboratory, scientific research, and experimentation activities for the Permitted Uses, and the transportation, storage, handling, use and disposal of any chemical or radioactive or bacteriological or pathological substances or organisms or other hazardous wastes, environmentally dangerous substances or materials, medical waste, or other Hazardous Materials in connection with the Permitted Uses; and (iii) provide Landlord with a copy of all Operating Permits promptly upon written request (provided that Tenant may reasonably redact any confidential information to the extent such redactions are permitted by the applicable federal, state, or municipal authorities having jurisdiction over such filings). Within ten (10) business days after a written request by Landlord, which request shall be made not more than once during each period of twelve (12) consecutive months during the Term hereof unless otherwise reasonably requested by any purchaser, investor, or mortgagee of Landlord, Tenant shall furnish Landlord with copies of all then current Operating Permits that Tenant possesses or has obtained with respect to the Premises.

(b)
Lab-Related Uses. Without limiting the generality of this Section 4.2, prior to engaging in any laboratory use from time to time during the Term that involves (i) Hazardous Materials or (ii) a vivarium, animal storage facility, or other laboratory use related to animals (including animal tissues) in the Premises, Tenant shall give Landlord at least ten (10) business days’ written notice of such uses including (x) a reasonably detailed description of the location and size of the area(s) of the Premises intended for such uses and the applicable Hazardous Materials or the types of animals and related lab-related activities, as the case may be (with Tenant being permitted to redact from such materials any confidential or proprietary information) which shall be for informational purposes only and not subject to Landlord’s approval and (y) any such other information as may be necessary for the development of the Construction Plans (as defined on Exhibit B), if applicable, for the build-out (including any specialized Tenant’s Fixtures) for such laboratory, storage, or other laboratory-related areas for Landlord’s review and approval in accordance with the provisions of Exhibit B or Section 5.2, as the case may be. Tenant shall, in conducting any such particular uses under this Section 4.2(b), comply with all applicable Laws, the Private Restrictions, and applicable rules and regulations with respect to any such particular use under this Section 4.2(b) and conduct such uses (in view of their location, size, or use of particular Hazardous Materials, animals, or other lab-related activities) in a manner, consistent with the operation of Comparable First-Class Buildings, that will not (x) pose a risk to the health, safety, and welfare of other users of the Project, or (y) adversely affect or impair the use of the Building’s equipment and systems, or any other space in or around the Building.

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

To the extent required by applicable Laws in connection with Tenant's use of the Premises (including, without limitation, to the extent so required in the event that Tenant engages in wet laboratory use or other laboratory use that uses Hazardous Materials, animal waste, animal tissues, or other animal by-products at the Premises), Tenant shall establish and maintain a chemical and/or animal safety program administered by a licensed, qualified individual in accordance with the requirements of any applicable governmental authority, if applicable. Tenant shall be solely responsible for all costs incurred in connection with such safety programs under this paragraph, and Tenant shall obtain any required licenses and permits and provide Landlord with copies of such licenses, permits or other documentation as Landlord may reasonably require evidencing Tenant’s compliance with the requirements of any applicable governmental authority with respect to the applicable safety program and the terms of this Lease (with Tenant being permitted to redact from such materials any confidential or proprietary information). Tenant shall not introduce anything into the sewer system serving the Building in violation of applicable Laws and shall comply with all applicable Laws regarding Tenant’s discharge of chemicals and pH effluents into the sewer system.

(c)
Odors, Fumes, and Exhaust. Tenant shall not cause (or conduct any activities that directly or indirectly cause, or permit or suffer any Tenant’s Agent to cause) any release of any objectionable odors or fumes of any kind (whether or not noxious) from the Premises to any other portion of the Building or the Common Areas, in a manner that is inconsistent with Comparable First-Class Buildings, or in violation of the Private Restrictions or applicable Laws. (As used in this Section 4.2(c), “objectionable” shall mean in a manner inconsistent, in Landlord’s reasonable judgment, with the operation of Comparable First-Class Buildings, taking into account, as applicable, the general and particular uses of the other tenants in any other portions of the Building or the Project or its common areas and the Building’s equipment and systems.) Tenant shall, at Tenant’s sole cost and expense, provide odor eliminators and other devices (such as filters, air cleaners, scrubbers and whatever other equipment may in Landlord’s reasonable judgment be necessary or appropriate from time to time) to remove, eliminate and abate any such odors, fumes or other substances in Tenant’s exhaust stream that, in Landlord’s reasonable judgment, would otherwise emanate from the Premises. If the Building’s base building ventilation system is adequate, suitable, and appropriate to vent the applicable portion of the Premises in a manner that does not release odors affecting any indoor or outdoor part of the Building or the Project in Landlord’s reasonable judgment, Tenant may use such system to vent the applicable portion of the Premises through such system. If any existing ventilation system is inadequate for such purposes in Landlord’s reasonable determination, then Tenant shall in compliance with applicable Laws install the appropriate and necessary air-scrubbing and ventilation equipment to remove such odors and fumes from Tenant’s exhaust stream and to properly vent such portion of the Premises without such emanations. The placement and configuration of all ventilation exhaust pipes, louvers and other equipment shall be subject to Landlord’s reasonable approval in accordance with Exhibit B or Section 5.2, as the case may be. Landlord’s approval of any such odor-elimination equipment or venting installations by Tenant under Exhibit B or Section 5.2 or otherwise shall not be deemed to relieve Tenant from its on-going obligations under this Section 4.2(c) and Landlord reserves the right to reasonably require Tenant to install additional equipment in accordance with the provisions hereof if Tenant does implement other corrective measures or limit or suspend the activities giving rise to such matters. If Tenant fails (i) to limit or suspend the activities giving rise to such emanations immediately in the case of an emergency or a risk to health or safety or upon written notice from Landlord that such activities adversely affect any other Building tenant or (ii) otherwise to deliver a plan to Landlord to limit or suspend such activities promptly following written notice from Landlord that such activities are in violation of this Section 4.2(c) (and thereafter to implement such plan within thirty (30) days after receiving the requisite permits and approvals therefor or such other longer time period as is reasonable for the installation thereof), then Landlord may, without limiting Landlord’s other rights and remedies, require Tenant to limit or suspend any such operations in the Premises that, in Landlord’s reasonable determination, cause such objectionable odors or to follow the requirements of any applicable governmental body with respect to such objectionable odors, fumes or exhaust. In the event another tenant in the Building is causing a release of objectionable odors or fumes of any kind from its premises into the Premises or the Building common areas, then Landlord shall use commercially reasonable efforts to cause such other tenant to take similar measures as would be required to be taken by Tenant hereunder in order to reduce such objectionable odors or fumes; provided that any such

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

objectionable odors or fumes caused by such other Building tenant, shall not give rise to any liability of Landlord or affect Tenant’s obligations under the Lease.

(d)
Noise and Vibration. Tenant shall not cause (or conduct any activities that directly or indirectly cause, or permit or suffer any Tenant’s Agent to cause) any objectionable noise or vibration to emanate from the Premises to any other portion of the Building or the Common Areas. (As used in this Section 4.2(d), “objectionable” shall mean in a manner inconsistent, in Landlord’s reasonable judgment, with the operation of Comparable First-Class Buildings, taking into account, as applicable, the general and particular uses of the other tenants in any other portions of the Building or the Project or its common areas and the Building’s equipment and systems.) Tenant shall, at Tenant’s sole cost and expense, provide sound insulation and vibration dampening that is necessary or appropriate from time to time to comply with this paragraph. Landlord’s approval of any such installations by Tenant under Exhibit B or Section 5.2 or otherwise shall not be deemed to relieve Tenant from its on-going obligations under this Section 4.2(d) in the event that Tenant’s sound insulation or vibration dampening equipment is not effective in eliminating such noise or vibrations, and Landlord reserves the right to reasonably require Tenant to install additional equipment in accordance with the provisions hereof if Tenant does implement other corrective measures or limit or suspend the activities giving rise to such matters. If Tenant fails (i) to limit or suspend the activities giving rise to such emanations immediately in the case of an emergency or a risk to health or safety, or within a reasonable time upon written notice from Landlord that such activities adversely affect any other Building tenant or (ii) otherwise to deliver a plan to Landlord for the installation of satisfactory noise or vibration controls promptly following written notice from Landlord that such activities are in violation of this Section 4.2(d) (and thereafter to implement such plan within thirty (30) days after receiving the requisite permits and approvals therefor or such other longer time period as is reasonable for the installation thereof), then Landlord may, without limiting Landlord’s other rights and remedies, require Tenant to limit or suspend any such operations in the Premises that, in Landlord’s reasonable determination, cause such objectionable noise or vibrations. Notwithstanding anything to the contrary in this Section 4.2(d), the restrictions contained herein shall not apply to construction work of Tenant at the Building or the Project which is permitted under the terms of this Lease, provided that the same shall in all events be conducted in accordance with applicable Laws and the other provisions of this Lease. In the event another tenant in the Building is causing objectionable noise or vibration of any kind to emanate from its premises into the Premises or the Building common areas, then Landlord shall use commercially reasonable efforts to cause such other tenant to take similar measures as would be required to be taken by Tenant hereunder in order to reduce such objectionable noises or vibrations; provided that any such objectionable noises or vibrations caused by such other Building tenant, shall not give rise to any liability of Landlord or affect Tenant’s obligations under the Lease.

4.3
Outside Areas: No materials, supplies, tanks or containers, equipment, finished products or semi-finished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain outside of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Landlord for such use by Tenant.

4.4
Signs: Except as expressly set forth in Article 17, Tenant shall not place on any portion of the Premises any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Landlord. All such approved signs shall strictly conform to all Laws, Private Restrictions, and Landlord’s sign criteria then in effect and shall be installed at the expense of Tenant. Tenant shall maintain such signs in good condition and repair.

4.5
Parking: Tenant shall have the non-exclusive right on an unassigned and unreserved basis to use the number of parking spaces specified in Section H of the Summary. At no time may Tenant or any of Tenant’s Parties use more parking spaces than the number of parking spaces allocated to Tenant under Section H of the Summary. This right to park in the parking area shall be on an unreserved, nonexclusive, first come,

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

first served basis, for passenger-size automobiles, small pick-up trucks and SUVs. Notwithstanding anything to the contrary in the Lease, Tenant shall be responsible for the full payment of any taxes imposed by any governmental authority in connection with the use of the parking area by Tenant. The parking area serving the Building will include four (4) electric vehicle charging stations. Landlord shall install such charging stations prior to the date that is ninety (90) days following the Commencement Date. Notwithstanding the foregoing, Tenant shall have the right to use, at no charge to Tenant, five (5) reserved parking spaces dedicated to Tenant in the locations shown on Exhibit A-1 attached hereto.

A.
Location of Parking. Landlord shall have the right to designate from time to time which areas the foregoing parking spaces will be located at the parking area; however such designation shall not be construed as providing Tenant with any reserved or marked parking. Landlord specifically reserves the right to change the location, size, configuration, design, layout, and all other aspects of the parking area, including implementing and discontinuing parking systems set forth in Section 4.5(D), below, provided that Tenant’s allocation of parking spaces is not impaired thereby in any material respect. Landlord may close off or restrict access to the parking areas from time to time to facilitate construction, alteration, or improvements, without incurring any liability to Tenant and without any abatement of Rent under this Lease, provided that Tenant’s allocation of parking spaces is not impaired thereby in any material respect.

B.
Parking Rules and Regulations. Tenant’s continued right to use the parking spaces and parking areas is conditioned on Tenant’s abiding by all rules and regulations prescribed from time to time for the orderly operation and use of the parking area, provided that such rules and regulations do not materially increase Tenant’s obligations or materially decrease Tenant’s rights under this Lease. Tenant shall use all reasonable efforts to ensure that Tenant’s employees and visitors also comply with such rules and regulations.

C.
Non-transferability. The parking spaces allocated to Tenant are provided to Tenant solely for use by Tenant’s personnel, invitees and guests. The use of these parking spaces may not be transferred, assigned, subleased, or otherwise alienated by Tenant without Landlord’s prior approval.

D.
General. Landlord reserves the right in its sole and absolute discretion to have the parking areas operated by a third party and to implement access controls to such parking areas in accordance with this paragraph at no cost to Tenant (except to the extent the same may be included in Operating Expenses in accordance with Article 8 below). If requested by Landlord or its parking operator, Tenant agrees that it shall enter into a parking agreement for issuance of parking passes for use of Tenant’s allocated parking spaces free of charge. If Tenant does not enter into the parking agreement with the tenant or operator of the parking areas or if Tenant elects on not less than thirty (30) days prior written notice to Landlord and the parking operator of the parking area to discontinue using all or any specified number of parking spaces Tenant previously elected to use, then Tenant shall not have any right to use the parking spaces for which it did not enter into a parking agreement or for which it rejected or subsequently discontinued, which spaces may be available to Landlord, and any parking rights for Tenant hereunder as to such rejected and subsequently discontinued spaces shall be null and void. The parking spaces will not be separately identified (except as shown in the locations shown on Exhibit

A-1 attached hereto) and Landlord shall have no obligation to monitor the use of the parking area, nor shall Landlord be responsible for any loss or damage to any vehicle or other property at the Project or for any injury to any person in the parking area, except to the extent due to Landlord’s active negligence. Tenant shall comply with all rules and regulations of the tenant or operator of the parking area where the parking spaces are located that do not materially decrease Tenant’s rights or materially increase Tenant’s obligations under the Lease. A failure by any of Tenant’s employees to comply with the foregoing provisions shall subject such employee to the loss of use of such parking spaces, in which case the Lease shall continue without any abatement in rent or charge to Landlord. All trucks (other than pick-up trucks) and delivery vehicles shall be (i) parked at the loading dock of the Building, (ii) loaded and unloaded in a manner which does not interfere with the businesses of other occupants of the Project, and (iii) permitted to remain on the Project only so long as is reasonably necessary to complete loading and unloading. In the event Landlord elects in its sole and absolute discretion or is required by any law to limit or control parking in the Project, whether by validation of parking tickets or any

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

other method of assessment, Tenant agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Landlord.

E.
Identification. If reasonably required in connection with Landlord’s election to have the parking areas operated by a third party and to implement access controls to such parking areas in accordance with Subsection 4.5(D) above, (i) Tenant shall furnish Landlord within fifteen (15) days after taking possession of the Premises with a list of its employees' vehicle license numbers that will be using the parking spaces allocated to Tenant, and thereafter shall notify Landlord of any changes within five (5) days after request by Landlord, and (ii) Tenant shall also furnish Landlord upon request from time to time vehicle license numbers of any of Tenant’s invitees and guests that may be utilizing parking spaces allocated to Tenant hereunder. Landlord also reserves the right to implement a system requiring that all employees, invitees and guests of Tenant utilizing the parking spaces allocated to Tenant attach a parking sticker or parking permit to their vehicles.

F.
Condition. Tenant’s rights to any parking spaces under this section are expressly conditioned upon Tenant being in occupancy of the Premises. Tenant acknowledges and agrees that a breach of the parking provisions by Tenant or any of its employees may seriously interfere with Landlord’s operation of the Project and with the rights or occupancy by other tenants of the Project. Accordingly, Landlord may suffer damages that are not readily ascertainable. Landlord may immobilize and/or tow from the Project any vehicle of Tenant or its employees parked in violation hereof, and/or attach violation stickers or notices to such vehicle. The cost to remove any such vehicle shall be paid by Tenant within ten (10) days after request by Landlord.

4.6
Rules and Regulations: Landlord may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable to all occupants of the Project for the care and orderly management of the Project and the safety of its tenants and invitees, provided that such rules and regulations do not materially increase Tenant’s obligations or materially decrease Tenant’s rights under this Lease. Such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant, and Tenant agrees to abide by such rules and regulations. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible for the violation by any other tenant of the Project of any such rules and regulations.

ARTICLE 5 TRADE FIXTURES AND ALTERATIONS

5.1
Trade Fixtures: Throughout the Lease Term, Tenant may provide and install, and shall maintain in good condition, any Trade Fixtures required in the conduct of its business in the Premises, except to the extent (a) any Trade Fixture will use, generate, store or dispose of any Hazardous Material in which case the prior written consent of Landlord in its sole and absolute discretion shall be required before such Trade Fixture may be installed; provided that such consent shall not be unreasonably withheld if such Trade Fixtures are necessary for the Permitted Use, or (b) any Trade Fixture will constitute a Tenant Alteration, in which case it shall be subject to the requirements set forth below for the construction of a Tenant Alteration, including, without limitation, the prior written consent of Landlord. All Trade Fixtures shall remain Tenant’s property.

5.2
Tenant’s Alterations: Construction by Tenant of a Tenant Alteration shall be governed by the following:

A.
Consent Required. Tenant shall not construct any Tenant’s Alterations or otherwise alter the Premises without Landlord’s prior written approval, which will not be unreasonably withheld unless such Tenant Alteration affects areas outside of the Premises or the exterior of the Building or the structural parts of the Building, in which case Landlord may withhold its consent in its sole and absolute discretion; provided that Landlord shall not unreasonably withhold its consent to rooftop penetrations that are necessary for the Permitted Use. Notwithstanding the foregoing, Landlord’s consent shall not be required for any Alteration to the interior of the Premises that complies with the following requirements: (a) is cosmetic in nature such as

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

painting, (b) does not affect the roof or any area outside of the Premises or require work inside the walls or above the ceiling of the Premises; (c) does not affect the structural parts of the Building or electrical, plumbing, HVAC or mechanical systems in the Building or servicing the Premises, or the sprinkler or other life safety system; and (d) costs less than the Permitted Tenant Alterations Limit specified in Section O of the Summary per work of improvement and in the aggregate for all of such Alterations during a calendar year (herein referred to as “Minor Alteration”). Tenant shall provide Landlord with prior written notice of any Minor Alteration that requires a building permit. In the event Landlord’s approval for any Tenant’s Alterations is required, Tenant shall not construct the Tenant Alteration until Landlord has approved in writing the plans and specifications therefor, and such Tenant’s Alterations shall be constructed substantially in compliance with such approved plans and specifications by a licensed contractor reasonably approved in advance by Landlord. All Tenant’s Alterations constructed by Tenant shall be constructed by a licensed contractor in accordance with all Laws using new materials of good quality and in accordance with Landlord’s environmental and sustainability guidelines (which may be amended, revised, updated and modified from time to time by Landlord).

B.
Other Requirements. Tenant shall not commence construction of any Tenant’s Alterations until (i) all required governmental approvals and permits have been obtained by Tenant, (ii) all requirements regarding insurance imposed by this Lease have been satisfied, including without limitation, the requirements set forth on Exhibit E-1, (iii) Tenant has given Landlord at least five days’ prior written notice of its intention to commence such construction, and (iv) if reasonably requested by Landlord, Tenant has obtained contingent liability and broad form builders’ risk insurance in an amount reasonably satisfactory to Landlord if there are any perils relating to the proposed construction not covered by insurance carried pursuant to Article 9.

C.
Restoration. All Tenant’s Alterations shall remain the property of Tenant during the Lease Term but shall not be altered or removed from the Premises. At the expiration or sooner termination of the Lease Term, all Tenant’s Alterations and the Tenant Improvements shall be surrendered to Landlord as part of the realty and shall then become Landlord’s property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof; provided, however, that if Landlord requires Tenant to remove any Tenant’s Alterations or the Tenant Improvements, Tenant shall so remove such Tenant’s Alterations or Tenant Improvements prior to the expiration or sooner termination of the Lease Term. Notwithstanding the foregoing, Tenant shall not be obligated to remove any Tenant Improvements installed by Landlord in accordance with Exhibit B; or any Tenant’s Alterations with respect to which the following is true: (i) Tenant was required, or elected, to obtain the approval of Landlord to the installation of the Tenant Alteration in question; (ii) at the time Tenant requested Landlord’s approval, Tenant requested of Landlord in writing that Landlord inform Tenant of whether or not Landlord would require Tenant to remove such Tenant Alteration at the expiration of the Lease Term; and (iii) at the time Landlord granted its approval, it did not inform Tenant that it would require Tenant to remove such Tenant Alteration at the expiration of the Lease Term.

D.
Removal of Electrical and Telecommunication Wires. Notwithstanding anything to the contrary contained herein, prior to the expiration or sooner termination of the Term of this Lease or at any time that any of the Wires (as defined below) are no longer in active use by Tenant, Landlord may elect (“Election Right”) by written notice to Tenant to:

(1)
Retain any or all wires, cables, and similar installations appurtenant thereto (“Wires”) installed by Tenant with the Premises or anywhere in the Building outside the Premises, including, without limitation, the plenums or risers of the Building;

(2)
Remove any or all of the Wires and restore the Premises or the Building, as the case may be, to their condition existing prior to the installation of the Wires (“Wire Restoration Work”). Landlord, at its option, may perform such Wire Restoration Work at Tenant’s sole cost and expense; or

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

(3)
Require Tenant to perform all or part of the Wire Restoration Work at Tenant’s sole cost and expense.

Tenant shall comply with all applicable Laws with respect to the Wires, subject to Landlord’s right to elect to retain the Wires. If Tenant discontinues the use of all or any part of the Wires or is no longer using all or any part of the Wires, Tenant shall, within twenty (20) days thereafter, notify Landlord of same in writing, accompanied by a plan or other reasonable description of the current type, quantity, points of commencement and termination, and routes of the Wires to allow Landlord to determine if Landlord desires to retain same. If Landlord elects to retain any or all of the Wires (pursuant to Section 5.2D(1) above), Tenant covenants that: (a) Tenant shall be the sole owner of the Wires, Tenant shall have the sole right to surrender the Wires, and the wires shall be free of all liens and encumbrances; and (b) all Wires shall be left in good condition, working order, properly labeled and capped or sealed at each end and in each telecommunications/electrical closet and junction box, and in safe condition.

The provisions of Section 5.2D and all subsections thereof shall survive the expiration or sooner termination of the Term of this Lease.

5.3
Alterations Required by Law: Tenant shall make any alteration, addition or change of any sort to the Premises that is required by any Law because of (i) Tenant’s particular use or change of use of the Premises; (ii) Tenant’s application for any permit or governmental approval; or (iii) Tenant’s construction or installation of any Tenant’s Alterations or Trade Fixtures. Any other alteration, addition, or change required by Law which is not the responsibility of Tenant pursuant to the foregoing shall be made by Landlord (subject to Landlord’s right to reimbursement from Tenant specified in Section 5.4).

5.4
Amortization of Certain Capital Improvements: Tenant shall pay Additional Rent in the event Landlord reasonably elects or is required to make any of the following kinds of capital improvements to the Project: (i) capital improvements required to be constructed in order to comply with any Law (excluding any Hazardous Materials Law) not in effect or applicable to the Project as of the Effective Date; (ii) modification of existing or construction of additional capital improvements or building service equipment for the purpose of reducing the consumption of utility services or Operating Expenses of the Project or complying with mandatory energy conservation programs not in effect or applicable to the Project as of the Effective Date; or
(iii)
replacement of capital improvements or building service equipment existing as of the Effective Date when required because of normal wear and tear. The amount of Additional Rent Tenant is to pay with respect to each such capital improvement shall be determined as follows:

A.
Amortization Period. All costs paid by Landlord to construct such improvements (including financing costs) shall be amortized over the useful life of such improvement (as reasonably determined by Landlord in accordance with generally accepted accounting principles) with interest on the unamortized balance at the then prevailing market rate Landlord would pay if it borrowed funds to construct such improvements from an institutional lender, and Landlord shall inform Tenant of the monthly amortization payment required to so amortize such costs, and shall also provide Tenant with the information upon which such determination is made.

B.
Payment. As Additional Rent, Tenant shall pay at the same time the Base Monthly Rent is due an amount equal to Tenant’s Share of that portion of such monthly amortization payment fairly allocable to the Building (as reasonably determined by Landlord) for each month after such improvements are completed until the first to occur of (i) the expiration of the Lease Term (as it may be extended), or (ii) the end of the term over which such costs were amortized.

5.5
Mechanic’s Liens: Tenant shall keep the Project free from any liens and shall pay when due all bills arising out of any work performed, materials furnished, or obligations incurred by Tenant or Tenant’s Agents relating to the Project. If any claim of lien is recorded (except those caused by Landlord or Landlord’s

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

Agents), Tenant shall bond against or discharge the same within 10 business days after the same has been recorded against the Project. Should any lien be filed against the Project or any action be commenced affecting title to the Project, the party receiving notice of such lien or action shall immediately give the other party written notice thereof.

5.6
Taxes on Tenant’s Property: Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed against Tenant or Tenant’s estate in this Lease or the property of Tenant situated within the Premises which become due during the Lease Term. If any tax or other charge is assessed by any governmental agency because of the execution of this Lease, such tax shall be paid by Tenant. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments.

ARTICLE 6 REPAIR AND MAINTENANCE; BUILDING SERVICES

6.1
Tenant’s Obligation to Maintain: Except as otherwise provided in Section 6.2, Section 11.1, and Section 12.3, Tenant shall be responsible for the following during the Lease Term:

A.
General. Tenant shall clean and maintain in good order, condition, and repair and in compliance with Landlord’s Sustainability Practices (including any third-party rating system concerning the environmental compliance of the Building or the Premises, as the same may change from time to time) and replace when necessary the interior portions of the Premises and every part thereof, through regular inspections and servicing, including, but not limited to: (i) all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the HVAC or plumbing system that exclusively serve the Premises; (ii) all fixtures, interior walls, floors, carpets and ceilings; (iii) all interior windows and interior surfaces of exterior windows, doors, entrances, plate glass, showcases and interior surfaces of any skylights; (iv) all electrical facilities and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); and (v) any automatic fire extinguisher equipment in the Premises.

B.
Utilities and Glass. With respect to utility facilities serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises, and any part of such facility that is not within the Premises, but only up to the point where such facilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utility services are distributed to other parts of the Project as well as to the Premises.

C.
Windows. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and interior windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (excluding exterior windows) caused by vandalism or any unauthorized entry into the Premises.

D.
Intentionally Omitted.

E.
Standards. All repairs and replacements required of Tenant shall be made with new materials of like kind and quality in a timely manner. If the work affects the structural parts of the Building or if the estimated cost of any item of repair or replacement is in excess of the Permitted Tenant’s Alterations Limit, then Tenant shall first obtain Landlord’s written approval of the scope of the work, plans therefor, materials to be used, and the contractor.

6.2
Landlord’s Obligation to Maintain: Landlord shall repair, maintain, replace and operate the Common Area and repair, replace and maintain the roof, exterior and structural parts of the building(s) located

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

on the Project, including the exterior surfaces of exterior windows, and the Special Systems, so that the same are kept in good order and repair. If there is central HVAC or other building service equipment and/or utility

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

facilities serving portions of the Common Area and/or both the Premises and other parts of the Building, Landlord shall maintain and operate (and replace when necessary) such equipment. Notwithstanding the foregoing, Landlord shall, at Tenant’s cost (whether directly or as part of Operating Expenses), assume responsibility for the maintenance, repair and replacement of any HVAC equipment located on the roof of the Building but which exclusively serves the Premises. Landlord shall not be responsible for repairs required by an accident, fire or other peril or for damage caused to any part of the Project by any act or omission of Tenant or Tenant’s Agents except as otherwise required by Article 11. Landlord may engage contractors of its choice to perform the obligations required of it by this Article, and the necessity of any expenditure to perform such obligations shall be at the sole discretion of Landlord, but consistent with Comparable First-Class Buildings.

6.3
Control of Common Area: Landlord shall at all times have exclusive control of the Common Area. Landlord shall have the right, without the same constituting an actual or constructive eviction and without entitling Tenant to any abatement of rent, to: (i) close any part of the Common Area to whatever extent required in the opinion of Landlord’s counsel to prevent a dedication thereof or the accrual of any prescriptive rights therein; (ii) temporarily close the Common Area to perform maintenance or for any other reason deemed sufficient by Landlord; (iii) change the shape, size, location and extent of the Common Area; (iv) eliminate from or add to the Project any adjacent land or improvement, including multi-deck parking structures; (v) make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, passageways, doors and doorways, elevators, stairs, restrooms, exits, parking spaces, parking areas, sidewalks or the direction of the flow of traffic and the site of the Common Area; (vi) remove unauthorized persons from the Project; and/or (vii) change the name or address of the Building or Project. Tenant shall keep the Common Area clear of all obstructions created or permitted by Tenant. If in the opinion of Landlord unauthorized persons are using any of the Common Area by reason of the presence of Tenant in the Building, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. In exercising any such rights regarding the Common Area, (i) Landlord shall make a reasonable effort to minimize any disruption to Tenant’s business, and (ii) Landlord shall not exercise its rights to control the Common Area in a manner that would materially interfere with Tenant’s use of or access to the Premises without first obtaining Tenant’s consent. Landlord shall have no obligation to provide guard services or other security measures for the benefit of the Project. Tenant assumes all responsibility for the protection of Tenant and Tenant’s Agents from acts of third parties; provided, however, that nothing contained herein shall prevent Landlord, at its sole option, from providing security measures for the Project.

Following the completion of work to be performed by Landlord in the Common Areas, Landlord shall open the following Common Area amenities prior to the date that is ninety (90) days after the Commencement Date: (i) a gymnasium in the Building and (ii) a common meeting area (which may include a café) in the Building, each of comparable size and quality to those located in Comparable First-Class Buildings (together the “Common Area Amenities”) for use by all Building tenants (including Tenant). In the event that the Common Area Amenities are not open as of the last day of the Rent Abatement Period, then during the period from and after such date and ending on the date the Common Area Amenities are open, the rentable square feet of gross leasable area of the Premises shall be deemed to be proportionately reduced (to reflect the absence of the Common Area Amenities from the Building) solely for the purpose of determining the Base Monthly Rent.

After such Common Area Amenities are open, Landlord shall continue to provide the same for the remainder of the initial Term (subject to temporary closures in the event of an emergency, in connection with repair and maintenance, casualty or condemnation or the like). In the event Landlord’s written notice of Landlord’s FMR delivered in connection with Tenant’s exercise of an Extension Term in accordance with the terms and conditions of Exhibit D, includes a statement that Landlord intends to maintain the Common Area Amenities during the applicable Extension Term, Landlord shall continue to provide the same for the applicable Extension Term (subject to temporary closures in the event of an emergency, in connection with repair and maintenance, casualty or condemnation or the like). The costs of all Common Area Amenities shall be included in Operating Expenses in accordance with and subject to Article 8 and other provisions of this Lease.

6.4
Building Services:

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

A.
During the Term, subject to the provisions of this Section 6.4 below, Landlord shall provide or cause to be provided exterior window washing, general base building systems maintenance, exterior landscaping services, access control equipment in the main lobby of the Building, and other general services for the Building and the Property, in each case as may be adjusted from time to time during the Term in a manner consistent with Comparable First-Class Buildings (the “Building Services”). The costs of all Building Services provided to the Building tenants, the Building common areas, or the Building’s non-exclusive appurtenant areas by or through Landlord shall be included in Operating Expenses (subject to exclusions in Section 8.2.E in accordance with and subject to Article 8 and other provisions of this Lease. The Building Services shall include an emergency generator installed and maintained by Landlord (the “Emergency Generator”) prior to the Commencement Date for use by all Building tenants (including Tenant) which shall initially consist of two Caterpillar 600kW 480V generators. Subject to the terms of this Lease, throughout the Term, Tenant shall have use of its pro rata share of such Emergency Generator, which shall be located outside of the Building. Landlord shall periodically test and maintain the operation of the Emergency Generator, and other Building Services, in a manner consistent with maintenance guidelines of the manufacturer.

B.
Upon Tenant’s written request, if Landlord from time to time provides services to Tenant under this Lease beyond the level of Building Services required to be provided under Section 6.4A above, or provides services or facilities to a materially greater extent or materially greater level than those provided to tenants of the Building generally (collectively, the “Additional Services”), Tenant shall pay for the Building standard charges reasonably assessed by Landlord for such Additional Services as Additional Rent. Such Additional Services may include, without limitation, extra cleaning services or rubbish removal, tenant work requests, and other additional services from time to time during the Term.

C.
Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord’s part, by reason of any cause reasonably beyond Landlord’s control, including without limitation by reason of Force Majeure under Section 15.15 hereof, Landlord shall not be liable to Tenant therefor, nor shall Tenant be entitled to any abatement or reduction of rent by reason thereof, or right to terminate this Lease, nor shall the same give rise to a claim in Tenant’s favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage of any service or utility system (whether for work or repairs performed by Landlord or another tenant of the Building) and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof. Notwithstanding the foregoing, in the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform as required by this Lease, or (ii) any failure to provide services, utilities or access to the Premises as required by this Lease, each as a direct result of Landlord's negligence or willful misconduct or breach of this Lease (and except to the extent such failure is caused in whole or in part by the action or inaction of Tenant or caused by damage caused by fire or other casualty or damage caused as a result of any taking under the power of eminent domain (which are addressed by other provisions of the Lease)) (any such set of circumstances as set forth in items (i) or (ii), above, to be known as an "Abatement Event"), then Tenant shall give Landlord prompt notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord's receipt of any such notice (the "Eligibility Period"), then the Base Monthly Rent and Tenant's Share of Operating Expenses shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use for the normal conduct of Tenant's business, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises. The remedies for the specific events covered by this paragraph shall be Tenant’s sole remedies for such events.

ARTICLE 7 WASTE DISPOSAL; UTILITIES; SUSTAINABILITY

7.1
Waste Disposal: Tenant shall store its waste either inside the Premises or within outside trash enclosures that are fully fenced and screened in compliance with all Private Restrictions, and designed for such purpose. All entrances to such outside trash enclosures shall be kept closed, and waste shall be stored in such manner as not to be visible from the exterior of such outside enclosures. Tenant shall cause all of its waste to be regularly removed from the Premises at Tenant’s sole cost; provided, however Building standard trash removal shall be provided by Landlord as a Building service (and the cost thereof shall be included in Operating Expenses). Tenant shall keep all fire corridors and mechanical equipment rooms in the Premises free and clear of all obstructions at all times.

7.2
Hazardous Materials: Landlord and Tenant agree as follows with respect to the existence or use of Hazardous Materials on the Project:

A.
Hazardous Materials Disclosure Certificate. Tenant shall deliver to Landlord an executed Hazardous Materials disclosure statement, substantially in the form reasonably required by Landlord from time to time describing Tenant’s then present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord.

B.
Hazardous Material Usage. Tenant shall not be entitled to use, store, generate, transport or dispose of any Hazardous Materials (herein referred to as “Hazardous Materials Usage”) on, in, or about any portion of the Premises, Building or the Project without, in each instance, obtaining Landlord’s prior written consent thereto in its sole and absolute discretion, except Tenant shall be entitled to use and store only those Hazardous Materials which (i) are used by Tenant in the operation of its business in connection with Tenant’s laboratory and laboratory-related uses (including research and development and vivarium use) in the Premises (subject to the last sentence of this Section 7.2B) for the Permitted Uses permitted under the terms and conditions of this Lease according to prudent practices provided that the use or presence of Hazardous Materials is strictly and properly monitored (“Lab-Related Hazardous Materials”) or typically used in the ordinary course of business in an office for use in the manner for which they were designed and in such limited amounts as may be normal, customary and necessary for Tenant’s business in the Premises (“Customary Office Materials”), (ii) are in full compliance with Laws, and all judicial and administrative decisions pertaining thereto, and (iii) as to any Hazardous Materials, processes, or procedures that are not then subject to Hazardous Materials Law or other applicable Laws, are conducted in accordance with standard practices for comparable tenants conducting similar laboratory/office operations in Comparable First-Class Buildings, and do not endanger or create a hazard to public health, safety or welfare or to the environment, within the Premises, or other portions of the Building or the Project. Any Hazardous Material Usage of Hazardous Materials by Tenant and Tenant’s Agents after the Effective Date in or about the Project shall strictly comply with all applicable Laws, including all Hazardous Materials Laws now or hereinafter enacted. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises, Building or Project for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord’s sole and absolute discretion (other than movable tanks in compliance with Environmental Law, and subject to Landlord’s prior written approval). Any use or storage of Hazardous Materials by Tenant permitted pursuant to this Article 7 shall not exceed an unreasonably disproportionate share allocated to Tenant (measured on a per floor basis) of similarly classed Hazardous Materials. Notwithstanding anything contained herein to the contrary, in no event shall Tenant or anyone claiming by through or under Tenant perform work at or above the risk category Biosafety Level 2 as established by the Department of Health and Human Services (“DHHS”) and as further described in the DHHS publication Biosafety in Microbiological and Biomedical Laboratories (5th Edition) (as it may be or may have been further revised, the “BMBL”) or such nationally recognized new or

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

replacement standards as Landlord may reasonable designate. Tenant shall comply with all applicable provisions of the standards of the BMBL to the extent applicable to Tenant’s operations in the Premises.

C.
Administrative Requirements. If Tenant uses any Hazardous Materials in connection with its business operations in the Premises, Tenant shall deliver to Landlord (i) a list identifying each type of Hazardous Substances (other than Customary Office Materials used in accordance with applicable Laws) detailing the types and amounts of all Hazardous Materials being or to be generated, produced, brought upon, used, stored, treated or disposed of by or on behalf of Tenant in or about or on the Premises, the Building, or the Project, (ii) a list of any and all approvals or permits from governmental authorities required in connection with the presence of such Hazardous Materials at the Premises, (iii) upon Landlord’s request, copies of any manifests or other federal, state or municipal filings by Tenant with respect to such Hazardous Materials (redacted to protect confidential information to the extent such redactions are permitted by the applicable federal, state or municipal authorities having jurisdiction over such filings), (iv) correct and complete copies (to the extent applicable) of (1) notices of violations of applicable Hazardous Materials Laws, (2) plans relating to the installation of any storage tanks to be installed in the Premises (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord may withhold in its sole and absolute discretion if not otherwise expressly provided for under this Lease) and

(3) closure plans or any other documents required by any and all governmental authorities for any storage tanks installed in, on, under or about the Property for the closure of any such storage tanks (collectively, “Hazardous Materials Documents”). Tenant shall deliver to Landlord the initial Hazardous Materials Documents no later than thirty (30) days prior to the initial occupancy of any portion of the Premises or the initial placement of equipment in the Premises for the applicable Hazardous Materials. Thereafter, if there are any changes to the Hazardous Materials Documents or changes in Tenant’s business that involve any material increase in the types or amounts of Hazardous Materials, or otherwise within fourteen (14) days after Landlord’s request made no more than once annually in connection with a prospective financing, refinancing, or sale of the Property. For each type of Hazardous Materials in the list provided by Tenant under clause (i) above, the list shall specify

(A) the chemical name, (B) the material state (e.g., solid, liquid, gas or cryogen), (C) the concentration, (D) the storage amount and storage condition (e.g., in cabinets or not in cabinets), (E) the use amount and use condition (e.g., open use or closed use), (F) the location (e.g., room number or other identification) and (G) if known, the chemical abstract service number. Notwithstanding anything in this paragraph to the contrary, Tenant shall not be required to provide Landlord with any description of information that is of a proprietary nature. Landlord may, at Landlord’s expense, cause the Hazardous Materials Documents to be reviewed by a person or firm qualified to analyze Hazardous Materials to confirm Tenant’s compliance with applicable Laws and the provisions of this Lease. In the event that a review of the Hazardous Materials Documents indicates non- compliance with applicable Laws or this Lease, Tenant shall, at its sole cost and expense, diligently take steps to bring its storage and use of Hazardous Materials into compliance.

D.
Tests and Inspections. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 7.2 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne by Tenant, if Landlord reasonably determines that Tenant or any of Tenant’s Agents are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations, and otherwise borne by Landlord. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord’s part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant’s Agents with respect to Hazardous Materials, including without limitation, Tenant’s operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant’s use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

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ACTIVE\201239119.12

Exhibit 10.3

E.
Notice. Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises, Common Areas or Project; provided that Tenant has actual, implied or constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation or other Hazardous Material Usage of Hazardous Materials arising from or related to the acts or omissions of Tenant or Tenant’s Agents such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord’s prior written consent in its sole and absolute discretion. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord’s prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Hazardous Materials Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work.

F.
Indemnity. Tenant shall indemnify, hold harmless, and, at Landlord’s option (with such attorneys as Landlord may approve in advance and in writing), defend Landlord and Landlord’s officers, directors, shareholders, partners, members, managers, employees, contractors, property managers, agents and mortgagees and other lien holders, from and against any and all “Losses” (hereinafter defined) to the extent arising from or related to: (a) any violation or alleged violation by Tenant or any of Tenant’s Agents of any of the Laws, including, without limitation, the Hazardous Materials Laws; (b) any breach of the provisions of this Section 7.2 or any subsection thereof by Tenant or any of Tenant’s Agents; or (c) any Hazardous Materials Usage on, about or from the Premises of any Hazardous Material approved by Landlord under this Lease. The term “Losses” shall mean all claims, demands, expenses, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities, losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord’s interest in the Premises or the Project, damages for the loss or restriction on use of any space or amenity within the Building or the Project, damages arising from any adverse impact on marketing space in the Project, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings, costs and fees, including, but not limited to, attorneys’ and consultants’ fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity.

G.
Hazardous Material. As used herein, the term “Hazardous Material,” means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government or under any Hazardous Material Law. The term “Hazardous Material,” includes, without limitation, petroleum products, asbestos, PCB’s, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (ii) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903), (iii) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response; Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601), or (iv) defined as “biohazardous waste,” “medical waste,” or other waste under California Health and Safety Code Division 20, Chapter 6.1 (Medical Waste Management Act). As used herein, the term “Hazardous Material Law” shall mean any statute, law, ordinance, or regulation of any governmental body or agency (including the

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ACTIVE\201239119.12

Exhibit 10.3

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ACTIVE\201239119.12

Exhibit 10.3

U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

H.
Survival. The obligations of Landlord and Tenant under this Section 7.2 shall survive the expiration or earlier termination of the Lease Term. The rights and obligations of Landlord and Tenant with respect to issues relating to Hazardous Materials are exclusively established by this Section 7.2. In the event of any inconsistency between any other part of this Lease and this Section 7.2, the terms of this Section 7.2 shall control.

I.
Landlord Obligations. Landlord hereby represents to Tenant that, to Landlord's actual knowledge as of the Commencement Date, Landlord has received no notice of Hazardous Materials in, on or at the Premises, the Building, the Project, which in any such case, are in violation of Environmental Laws. Landlord covenants that neither Landlord, nor Landlord's agents, employees, or contractors shall at any time during the Lease Term bring any Hazardous Materials in or on the Premises in violation of Hazardous Materials Laws. If Hazardous Materials are discovered in, on or under the Premises, the Building, the Project which are not in compliance with applicable Hazardous Materials Laws, and which are not the responsibility of Tenant pursuant to this Section, and such non-compliance interferes with Tenant’s use of or access to the Premises, then Landlord shall remove or remediate the same, when, if, and in the manner required by applicable Hazardous Materials Laws.

7.3
Utilities: Tenant shall promptly pay, as the same become due, all charges for water (including the cost to service, repair and replace reverse osmosis, de-ionized and other treated water), gas, electricity, telephone, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Lease Term, including, without limitation, (i) meter, use and/or connection fees, hook-up fees, or standby fee (excluding any connection fees or hook-up fees which relate to making the existing electrical, gas, and water service available to the Premises as of the Commencement Date), and (ii) penalties for discontinued or interrupted service. If any utility service is not separately metered to the Premises, then Tenant shall pay its pro rata share of the cost of such utility service with all others served by the service not separately metered. However, if Landlord determines that Tenant is using a disproportionate amount of any utility service not separately metered, then Landlord at its election may (i) periodically charge Tenant, as Additional Rent, a sum equal to Landlord’s reasonable estimate of the cost of Tenant’s excess use of such utility service, or (ii) install a separate meter (at Tenant’s expense) to measure the utility service supplied to the Premises.

7.4
Compliance with Governmental Regulations: Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local governmental agencies or utility suppliers concerning the use of utility services, including any rationing, limitation or other control. Tenant shall not be entitled to terminate this Lease nor to any abatement in rent by reason of such compliance.

7.5
Sustainability: Tenant acknowledges that Landlord has implemented energy, water, and waste efficiency, and other environmentally sustainable practices (collectively, the “Sustainability Practices”) with respect to the operation of the Building and may hereafter elect to modify the same and/or implement such additional Sustainability Practices as Landlord may determine in its sole discretion. In furtherance of the foregoing, Landlord may from time to time pursue one or more environmental sustainability monitoring and certification and/or rating programs such as ENERGY STAR, Green Globes-CIEB, LEED, BREEAM, IREM CSP, Fitwel, WELL or similar programs (each, a “Green Building Certification”). Tenant agrees that, throughout the Lease Term, Tenant shall reasonably cooperate with Landlord and, to the extent reasonably practicable, comply with Landlord’s Sustainability Practices standards for the Building and/or Landlord’s efforts to obtain or maintain Green Building Certification including, without limitation, matters addressing operations and maintenance, such as chemical use, indoor air quality, energy efficiency, water efficiency, water quality, wellness, health safety, recycling programs, exterior maintenance program, transportation and occupant

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ACTIVE\201239119.12

Exhibit 10.3

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ACTIVE\201239119.12

Exhibit 10.3

satisfaction surveys, sustainable procurement practices, and systems upgrades. Without limiting the generality of the foregoing, Tenant and Landlord agree that:

A.
Sustainability Contacts. Each of Landlord and Tenant shall have a point of contact (its “Sustainability Contact”) to discuss sustainability and energy issues relating to the Leased Premises and the Building, including but not limited to retrofit projects, billing issues, energy efficiency upgrades, and data access, and upon request shall provide the contact information of its sustainability contact to the other party. The Landlord may provide a forum and the Tenant or its Sustainability Contact shall reasonably engage with the Landlord (if so requested by the Landlord) to improve the Sustainability Practices of the Premises or the Building.

B.
Reporting. Upon request, Landlord shall provide to Tenant the Building’s annual ENERGY STAR score. To the extent such information or data is then in Tenant’s possession and control, Tenant shall provide Landlord with readily available consumption data in a form reasonably required by Landlord: (i) for any utility billed directly to Tenant and any subtenant or licensee of the Premises; and (ii) for any submetered or separately metered utility supplied to the Premises for which Landlord is not responsible for reading under the Lease. Upon Landlord’s request, Tenant shall provide Landlord with energy usage and water consumption data for the Premises for the applicable month including the total usage and charges that appear on Tenant’s electric, gas, water and other utility bills. If Tenant utilizes separate services from those of Landlord to the extent permitted under the Lease, Tenant hereby consents to Landlord obtaining the information directly from such service providers and, upon thirty (30) days after written request, Tenant shall execute and deliver to Landlord and the service providers such commercially reasonable written releases as the service providers may request evidencing Tenant’s consent to deliver the data to Landlord. Any information provided hereunder shall be held confidential except for its limited use to evidence compliance with laws and any sustainability standards.

C.
On-Site Renewable Energy. To the extent that the Building includes an on-site electricity generation system that uses energy sources with low and/or zero greenhouse gas emissions, and the electricity rate offered by such system is at or below the electricity rate offered by local utilities, Tenant shall purchase electricity from such generation system pursuant to a separate power purchase agreement with Landlord.

ARTICLE 8 OPERATING EXPENSES

8.1
Tenant’s Payment Obligation: Commencing on the Commencement Date, as Additional Rent, Tenant shall pay Tenant’s Share (specified in Section G of the Summary) of all Operating Expenses; provided, however, if the Project contains more than one building, then Tenant shall pay Tenant’s Share of all Operating Expenses fairly allocable to the Building as provided below, including (a) all Operating Expenses paid with respect to the maintenance, repair, replacement and use of the Building, and (b) a proportionate share of all Operating Expenses which relate to the Project in general that are not fairly allocable to any one building that is part of the Project. Tenant shall pay such share of the actual Operating Expenses incurred or paid by Landlord but not theretofore billed to Tenant within 15 days after receipt of a written bill therefor from Landlord, on such periodic basis as Landlord shall designate, but in no event more frequently than once a month. Alternatively, Landlord may from time to time require that Tenant pay Tenant’s Share of Operating Expenses in advance in estimated monthly installments, in accordance with the following: (i) Landlord shall deliver to Tenant Landlord’s reasonable estimate of the Operating Expenses it anticipates will be paid or incurred for the Landlord’s fiscal year in question; (ii) during such Landlord’s fiscal year Tenant shall pay such share of the estimated Operating Expenses in advance in monthly installments as required by Landlord due with the installments of Base Monthly Rent; and (iii) within 120 days after the end of each Landlord’s fiscal year, Landlord shall furnish to Tenant a statement in reasonable detail of the actual Operating Expenses paid or incurred by Landlord during the just ended Landlord’s fiscal year (the “Annual Reconciliation Statement”) and thereupon there shall be an adjustment between Landlord and Tenant, with payment to Landlord or credit by Landlord against the next installment of Base Monthly Rent, as the case may require, within 15 days after

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ACTIVE\201239119.12

Exhibit 10.3

delivery by Landlord to Tenant of said statement, so that Landlord shall receive the entire amount of Tenant’s Share of all Operating Expenses for such Landlord’s fiscal year and no more; provided, however, if the Term has expired, Landlord shall, within thirty (30) days, pay to Tenant the amount of any overpayment. The failure of Landlord to delivery such annual reconciliation statement within said 120-day period under clause (iii) above shall not constitute a waiver or otherwise release a party from its obligation to make a payment or credit when such reconciliation is actually done.

Notwithstanding anything to the contrary in this Lease, if the Project consists of multiple buildings, certain Operating Expenses may pertain to a particular building(s) and other Operating Expenses to the Project as a whole. Landlord reserves the right in its equitable discretion to allocate any such costs applicable to any particular building within the Project to the building in question whose tenants shall be responsible for payment of their respective proportionate shares in the pertinent building and other such costs applicable to the Project to each building in the Project (including the Building) with the tenants in each such building being responsible for paying their respective proportionate shares in such building of such costs to the extent required under the applicable leases. Landlord shall in good faith attempt to allocate such costs to the buildings (including the Building) in a reasonable, non-discriminatory manner and such allocation shall be binding on Tenant.

Within one hundred twenty (120) days after receipt by Tenant of the Annual Reconciliation Statement, if Tenant disputes the amount of Additional Rent set forth in the Annual Reconciliation Statement, a member of Tenant's finance department, or an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm and is not working on a contingency fee basis) ("Tenant's Accountant"), designated and paid for by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records with respect to the Annual Reconciliation Statement at Landlord's offices, provided that Tenant has paid all amounts required to be paid under the Annual Reconciliation Statement and such inspection shall be completed with thirty (30) days of the date Landlord’s records are made available to Tenant. In connection with such inspection, Tenant and Tenant's agents must agree in advance to follow Landlord's reasonable rules and procedures regarding inspections of Landlord's records, and shall execute a commercially reasonable confidentiality agreement regarding such inspection. Tenant's failure to dispute the amount of Additional Rent set forth in the Annual Reconciliation Statement within one hundred twenty (120) days of Tenant's receipt of such statement shall be deemed to be Tenant's approval of such statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in the Annual Reconciliation Statement. If after such inspection, Tenant still disputes such Additional Rent, Landlord and Tenant shall cooperate to address such dispute. If Operating Expenses are determined by Landlord and Tenant to have been overstated by more than five percent (5%), then the reasonable cost of the Tenant's Accountant shall be paid for by Landlord within thirty (30) days.

8.2
Operating Expenses Defined: The term “Operating Expenses” shall mean the total amounts paid or payable, whether by Landlord or others on behalf of Landlord, in connection with the ownership, maintenance, repair, and operations of the Building, the Common Areas and the Project, including without limitation, the following:

A.
All costs and expenses paid or incurred by Landlord in performing Building Services, including without limitation, doing the following (including payments to independent contractors providing services related to the performance of the following): (i) maintaining, cleaning, repairing and resurfacing the roof (including repair of leaks) and the exterior surfaces (including painting) of the Project; (ii) maintenance of the liability, fire, property damage, earthquake and other insurance covering the Project carried by Landlord pursuant to Section 9.2 (including the prepayment of premiums for coverage of up to one year);

(iii) maintaining, repairing, operating and replacing when necessary HVAC equipment, utility facilities and other building service equipment; (iv) providing utilities to the Common Area (including lighting, trash removal and water for landscaping irrigation); (v) complying with all applicable Laws and Private Restrictions (including any dues or payments required therein); (vi) operating, maintaining, repairing, cleaning, painting, re-striping and resurfacing the Common Area; (vii) replacement or installation of lighting fixtures, directional or

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ACTIVE\201239119.12

Exhibit 10.3

other signs

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ACTIVE\201239119.12

Exhibit 10.3

and signals, irrigation systems, trees, shrubs, ground cover and other plant materials, and all landscaping in the Common Area; and (viii) providing security (provided, however, that Landlord shall not be obligated to provide security and if it does, Landlord may discontinue such service at any time and in any event Landlord shall not be responsible for any act or omission of any security personnel); (ix) transportation demand management services; and (x) capital improvements as provided in Section 5.4 hereof;

B.
The following costs: (i) Real Property Taxes as defined in Section 8.3; (ii) the amount of any commercially reasonable “deductible” paid by Landlord with respect to damage caused by any Insured Peril; and (iii) that portion of all compensation (including benefits and premiums for workers’ compensation and other insurance) paid to or on behalf of employees of Landlord (at or below the level of property manager) but only to the extent they are involved in the performance of the work described by Section 8.2A that is fairly allocable to the Project;

C.
Fees for property management services rendered by either Landlord or a third party manager engaged by Landlord (which may be a party affiliated with Landlord), which portion allocated to Tenant shall not to exceed three percent (3%) of the Base Monthly Rent under the Lease;

D.
Office rent for property management, supplies, equipment, salaries, wages, bonuses and other compensation (including fringe benefits, vacation, holidays and other paid absence benefits) relating to employees of Landlord or its property manager or agents engaged in the management, operation, repair, or maintenance of the Building and/or Common Areas of the Project;

E.
All additional costs and expenses incurred by Landlord with respect to the operation, protection, maintenance, repair and replacement of the Project which would be considered a current expense (and not a capital expenditure) pursuant to generally accepted accounting principles; provided, however, that Operating Expenses shall not include any of the following: (i) payments on any loans or ground leases affecting the Project; (ii) depreciation of any buildings or any major systems of building service equipment within the Project; (iii) leasing commissions; (iv) the cost of tenant improvements installed for the exclusive use of other tenants of the Project; and (v) any cost incurred in complying with Hazardous Materials Laws, which subject is governed exclusively by Section 7.2.

F.
Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

(1)
costs, including legal fees, space planners' fees, advertising and promotional expenses and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants initially occupying space in the Project after the Commencement Date or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Building or Project or parking facilities or due pursuant to any Private Restrictions);

(2)
any bad debt loss, rent loss, or reserves;

(3)
the cost of capital improvements, except as provided in Section 5.4 hereof;

(4)
costs for which Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant's carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;

(5)
costs associated with the operation of the business of the limited liability company, partnership or entity which constitutes Landlord, as the same are distinguished from the costs of

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ACTIVE\201239119.12

Exhibit 10.3

operation of the Building or Project (which shall specifically include, but not be limited to, accounting costs

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ACTIVE\201239119.12

Exhibit 10.3

associated with the operation of the Building or Project). Costs associated with the operation of the business of the limited liability company, partnership or entity which constitutes Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants;

(6)
except for a management fee provided in Section 8.2C above, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis; and

(7)
management fees, except as provided in Section 8.2C above;

(8)
salaries, wages, benefits and other compensation paid to officers and employees of Landlord or its affiliates who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project; provided, however, that with respect to any such person who does not devote substantially all of his or her employed time to the Project, the salaries, wages, benefits and other compensation of such person shall be prorated to reflect time spent on matters related to operating, managing, maintaining or repairing the Project in comparison to the time spent on matters unrelated to operating, managing, maintaining or repairing the Project;

(9)
the management office rental to the extent such rental exceeds the fair market rental for such space;

(10)
the original construction costs of the Project, renovation prior to the Commencement Date, and costs of correcting defects in such original construction or renovation;

(11)
costs incurred by Landlord due to the violation by Landlord, its Agents or any tenant of the terms and conditions of any lease of space in the Project or any Applicable Law;

(12)
penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of taxes or any other amounts payable due and payable by Landlord and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of taxes or such other amounts required to be made by Landlord hereunder before delinquency;

(13)
costs of Landlord’s charitable or political contributions, or the cost of purchasing or leasing any fine art, sculpture or paintings maintained at the Project;

(14)
costs incurred in connection with the construction, repair and replacement of the Building structural components;

(15)
costs for repairs or other work incurred by reason of fire or other casualty, or by the exercise of the right of eminent domain, excluding commercially reasonable deductibles, which may be included as part of Operating Expenses;

(16)
the cost of any items to the extent covered by a warranty or guarantee to the extent of reimbursement from such coverage;

(17)
janitorial services provided to other tenants in such tenants’ premises, except for janitorial services for the Common Areas;

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ACTIVE\201239119.12

Exhibit 10.3

(18)
amount paid as ground rental for the Project by the Landlord;

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ACTIVE\201239119.12

Exhibit 10.3

(19)
legal fees, accountants’ fees (other than normal bookkeeping expenses) and other expenses incurred in connection with disputes of tenants or other occupants of the Project or associated with the enforcement of the terms of any leases with tenants or the defense of Landlord’s title to or interest in the Project or any part thereof; and

(20)
costs arising from the active negligence or willful misconduct of Landlord or its

Agents.

8.3
Real Property Taxes Defined: The term “Real Property Taxes” shall mean all taxes, assessments, levies, and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any existing or future general or special assessments for public improvements, services or benefits, and any increases resulting from reassessments resulting from a change in ownership, new construction, or any other cause), now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Project (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord’s interest therein, the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located on the Project, the gross receipts, income, or rentals from the Project, or the use of parking areas, public utilities, or energy within the Project, or Landlord’s business of leasing the Project. The parties acknowledged that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Real Property Taxes shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. If at any time during the Lease Term the method of taxation or assessment of the Project prevailing as of the Effective Date shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Project or Landlord’s interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Project, on Landlord’s business of leasing the Project, or computed in any manner with respect to the operation of the Project, then any such tax or charge, however designated, shall be included within the meaning of the term Real Property Taxes for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Project, then only that part of such Real Property Tax that is fairly allocable to the Project shall be included within the meaning of the term Real Property Taxes. Notwithstanding the foregoing, the term Real Property Taxes shall not include estate, inheritance, transfer, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord’s income from all sources.

If the parcel containing the Building is a separate tax parcel that also contains other buildings on such parcel, and if the Building and the other buildings and improvements are currently included in the same tax bill and contain different size and types of improvements, Landlord shall have the right to allocate the Taxes to each such building in accordance with Landlord’s reasonable accounting and management principles.

8.4
Adjustments. Notwithstanding the foregoing provisions, Tenant’s Share as to certain expenses included in Operating Expenses may be calculated differently to yield a higher percentage share for Tenant as to those expenses if Landlord permits other tenants or occupants in the Project to incur such expenses directly rather than have Landlord incur the expense in common for the Project. In such case, Tenant’s Share of the applicable expense shall be calculated as having as its denominator the sum of the gross leasable areas of all premises in the Project less the gross leasable areas of tenants who have incurred such expense directly.

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ACTIVE\201239119.12

Exhibit 10.3

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ACTIVE\201239119.12

Exhibit 10.3

Nothing herein shall imply that Landlord will permit Tenant or any other tenant of the Project to incur Common Area Costs. Any such permission shall be in the sole discretion of Landlord. Notwithstanding the foregoing, in no case shall Landlord make a profit on Operating Expenses. If the Building or Project is not one hundred percent (100%) occupied during all or a portion of any calendar year, Landlord shall make an appropriate adjustment to the components of Operating Expenses that vary with occupancy for such year to determine the amount of Operating Expenses that would have been incurred had the Building and Project been one hundred percent (100%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year.

ARTICLE 9 INSURANCE

9.1
Tenant’s Insurance: During the Term, Tenant shall maintain insurance for the benefit of Tenant and Landlord (as their interests may appear) for the insurance coverages set forth on the attached Exhibit E (subject to the provisions of Section 9.2(C) below), with terms and coverages reasonably satisfactory to Landlord and with such increases in limits as Landlord may from time to time reasonably request, consistent with requirements for comparable tenancies for the Permitted Uses at other Comparable First-Class Buildings. All insurance required to be maintained by Tenant hereunder shall be with companies at all times having a current rating of not less than A- and financial category rating of at least Class X in “A.M. Best’s Insurance Guide” current edition. Prior to the Commencement Date and on each anniversary of that date (or on the policy renewal date), Tenant shall give Landlord certificate(s) evidencing such coverage in a customary ACORD 25 form or a then applicable equivalent form (for institutionally-owned properties) reasonably specified by Landlord. Tenant shall provide notice to Landlord of cancellation or change in such policies to Landlord at least thirty (30) days in advance of such cancellation or change. Liability insurance maintained by Tenant shall be deemed to be primary insurance, and any liability insurance maintained by Landlord shall be deemed secondary to it. Tenant may use blanket or excess umbrella coverage to satisfy any of the requirements of this Section 9.1 and on such basis comply with the required limits set out herein, provided that any umbrella coverage is provided on a “following form” basis. Tenant shall cure any breach of this Lease on account of Tenant’s failure to carry the insurance required by this Section 9.1 within ten (10) days after notice from Landlord and Tenant shall have no further notice or cure right under Article 13 for any such breach.

9.2
Landlord’s Insurance: Landlord shall have the following obligations and options regarding insurance:

A.
Property Damage. Landlord shall maintain a policy or policies of fire and property damage insurance in so-called “all risk” form insuring Landlord (and such others as Landlord may designate) against loss of rents for a period of not less than 12 months and from physical damage to the Project with coverage of not less than the full replacement cost thereof. Landlord may so insure the Project separately, or may insure the Project with other property owned by Landlord which Landlord elects to insure together under the same policy or policies. Landlord shall have the right, but not the obligation, in its sole and absolute discretion, to obtain insurance for such additional perils as Landlord deems appropriate, including, without limitation, coverage for damage by earthquake and/or flood. All such coverage shall contain “deductibles” which Landlord deems reasonably appropriate, which in the case of earthquake and flood insurance, may be up to 10% of the replacement value of the property insured or such higher amount as is then commercially reasonable. Landlord shall not be required to cause such insurance to cover any of Tenant’s Trade Fixtures or Tenant’s Alterations.

B.
Other. Landlord may maintain a policy or policies of commercial general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Project, with combined single limit coverage in such amount as Landlord from time to time determines is reasonably necessary for its protection.

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ACTIVE\201239119.12

Exhibit 10.3

C.
Tenant’s Obligation to Reimburse: If Landlord’s insurance rates for the Building are increased at any time during the Lease Term as a result of the nature of Tenant’s particular use of the Premises (as opposed to general office or general laboratory or research use), Tenant shall reimburse Landlord for the full amount of such increase immediately upon receipt of a bill from Landlord therefor.

9.3
Release and Waiver of Subrogation: The parties hereto release each other, and their respective agents and employees, from any liability for injury to any person or damage to property that is caused by or results from any risk insured against under any valid and collectible insurance policy carried by either of the parties which contains a waiver of subrogation by the insurer and is in force at the time of such injury or damage; subject to the following limitations: (i) the foregoing provision shall not apply to the commercial general liability insurance described by Exhibit E; (ii) such release shall apply to liability resulting from any risk insured against or covered by self-insurance maintained or provided by Tenant to satisfy the requirements of Exhibit E to the extent permitted by this Lease; and (iii) Tenant shall not be released from any such liability to the extent any damages resulting from such injury or damage are not covered by the recovery obtained by Landlord from such insurance, but only if the insurance in question permits such partial release in connection with obtaining a waiver of subrogation from the insurer. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under such policy. Each party shall use reasonable efforts to cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against the other party and its agents and employees in connection with any injury or damage covered by such policy. However, if any insurance policy cannot be obtained with such a waiver of subrogation, or if such waiver of subrogation is only available at additional cost and the party for whose benefit the waiver is to be obtained does not pay such additional cost, then the party obtaining such insurance shall notify the other party of that fact and thereupon shall be relieved of the obligation to obtain such waiver of subrogation rights from the insurer with respect to the particular insurance involved.

ARTICLE 10 LIMITATION ON LANDLORD’S LIABILITY AND INDEMNITY

10.1
Limitation on Landlord’s Liability: Landlord shall not be liable to Tenant, nor shall Tenant be entitled to terminate this Lease or to any abatement of rent (except as expressly provided otherwise herein), for any injury to Tenant or Tenant’s Agents, damage to the property of Tenant or Tenant’s Agents, or loss to Tenant’s business resulting from any cause, including without limitation any: (i) failure, interruption or installation of any HVAC or other utility system or Building Service; (ii) failure to furnish or delay in furnishing any utilities or Building Services when such failure or delay is caused by fire or other peril, the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord; (iii) limitation, curtailment, rationing or restriction on the use of water or electricity, gas or any other form of energy or any services or utility serving the Project; (iv) vandalism or forcible entry by unauthorized persons or the criminal act of any person; or (v) penetration of water into or onto any portion of the Premises or the Building through roof leaks or otherwise. Notwithstanding the foregoing but subject to Section 9.3, Landlord shall be liable for any such injury, damage or loss which is proximately caused by Landlord’s willful misconduct or active negligence of which Landlord has actual notice and a reasonable opportunity to cure but which it fails to so cure.

10.2
Limitation on Recourse: If either party hereto is a corporation, limited liability company, trust, partnership, joint venture, unincorporated association or other form of business entity: (i) the obligations of such party shall not constitute personal obligations of the officers, directors, trustees, partners, managers, joint venturers, members, owners, stockholders, or other principals or representatives of such business entity; and (ii) the other party shall not have recourse to the assets of such officers, directors, trustees, partners, managers, joint venturers, members, owners, stockholders, principals or representatives. Tenant shall have recourse only to the interest of Landlord in the Project for the satisfaction of the obligations of Landlord and shall not have recourse to any other assets of Landlord for the satisfaction of such obligations. Notwithstanding anything to the contrary

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ACTIVE\201239119.12

Exhibit 10.3

in this Lease, in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect, consequential or punitive damages.

10.3
Indemnification of Landlord: Tenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Landlord (and Landlord agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage to the extent resulting from (i) any cause or causes whatsoever (other than the willful misconduct or active negligence of Landlord of which Landlord has had notice and a reasonable time to cure, but which Landlord has failed to cure) occurring in or about or resulting from an occurrence in or about the Premises during the Lease Term, (ii) the negligence or willful misconduct of Tenant or its agents, employees and contractors, wherever the same may occur, or (iii) an Event of Tenant’s Default. The provisions of this Section 10.3 shall survive the expiration or sooner termination of this Lease.

10.4
Indemnification of Tenant: Landlord shall hold harmless, indemnify and defend Tenant, and its employees, agents and contractors, with competent counsel reasonably satisfactory to Tenant (and Tenant agrees to accept counsel that any insurer requires be used), from all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any death, bodily injury, personal injury or property damage to the extent resulting from the active negligence or willful misconduct of Landlord or its agents, employees and contractors, to the extent the same occurs in Common Areas of the Building. The provisions of this Section 10.4 shall survive the expiration or sooner termination of this Lease.

ARTICLE 11 DAMAGE TO PREMISES/PROJECT

11.1
Landlord’s Duty to Restore: If the Premises or Project are damaged by any peril after the Effective Date, subject to the terms hereof, Landlord shall restore the Premises and Project unless the Lease is terminated by Landlord pursuant to Section 11.2 or by Tenant pursuant to Section 11.3. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Section 9.2 shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Section 11.2 or Section 11.3, then all insurance proceeds available from insurance carried by Tenant which covers loss to property that is Landlord’s property or would become Landlord’s property on termination of this Lease shall be paid to and become the property of Landlord. If this Lease is not so terminated, then subject to and upon receipt of the insurance proceeds (if the loss is covered by insurance) and the issuance of all necessary governmental permits, Landlord shall commence and diligently prosecute to completion the restoration of the Premises and Project, to the extent then allowed by Law, to substantially the same condition in which the Premises and Project were immediately prior to such damage. Landlord’s obligation to restore the Premises shall be limited to the Premises and interior improvements constructed by Landlord (including the Tenant Improvements installed by Landlord in accordance with Exhibit B) as they existed as of the Commencement Date, excluding any subsequent Tenant’s Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant in the Premises. Tenant shall forthwith replace or fully repair all such Tenant’s Alterations and Trade Fixtures installed by Tenant and existing at the time of such damage or destruction, and all insurance proceeds received by Tenant from the insurance carried by it pursuant to paragraph (b) of Exhibit E shall be used for such purpose. Landlord’s obligation to restore the Premises and Project, to the extent provided hereunder, shall be limited to the available insurance proceeds received by Landlord for such purposes. The cost of such repairs by Landlord (if any) to any Tenant-Insured Work (as defined on Exhibit E) shall, to the extent not covered by the proceeds from the insurance maintained by Tenant under the Lease and made available to Landlord for such repair work, be at Tenant’s expense (including all hard and soft costs incurred by Landlord in making such repairs to the Tenant-Insured Work, which shall be paid by Tenant as Additional Rent hereunder).

11.2
Landlord’s Right to Terminate: Landlord shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Tenant of a written notice of election to terminate within 30 days after the date of such damage:

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

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ACTIVE\201239119.12

Exhibit 10.3

A.
Damage From Insured Peril. The Building or Project is damaged by an Insured Peril to such an extent that the estimated cost to restore exceeds 33% of the then actual replacement cost thereof;

B.
Damage From Uninsured Peril. The Building or Project is damaged by an Uninsured Peril; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2B if one or more tenants of the Project agree in writing to pay the amount by which the cost to restore the damage exceeds such amount and subsequently deposit such amount with Landlord within 30 days after Landlord has notified Tenant of its election to terminate this Lease;

C.
Damage Near End of Term. The Premises are damaged by any peril within 12 months of the last day of the Lease Term to such an extent that the estimated cost to restore equals or exceeds an amount equal to six times the Base Monthly Rent then due; provided, however, that Landlord may not terminate this Lease pursuant to this Section 11.2C if Tenant, at the time of such damage, has a then valid express written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within 15 days following the date of such damage; or

D.
Restrictions on Restoration. The Building or Project is damaged by any peril and, because of the Laws then in force, (i) cannot be restored at reasonable cost to substantially the same condition in which it was prior to such damage, or (ii) cannot be used for the same use being made thereof before such damage if restored as required by this Article.

E.
Defined Terms. As used herein, the following terms shall have the following meanings:

(i) the term “Insured Peril” shall mean a peril actually insured against for which the insurance proceeds actually received by Landlord are sufficient (except for any “deductible” amount specified by such insurance) to restore the Project under then existing building codes to the condition existing immediately prior to the damage; and (ii) the term “Uninsured Peril” shall mean any peril which is not an Insured Peril.

11.3
Tenant’s Right to Terminate: If the Premises are damaged by any peril and Landlord does not elect to terminate this Lease or is not entitled to terminate this Lease pursuant to Section 11.2, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord’s architect or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the right to terminate this Lease in the event any of the following occurs, which right may be exercised only by delivery to Landlord of a written notice of election to terminate within 15 days after Tenant receives from Landlord the estimate of the time needed to complete such restoration.

A.
Major Damage. The Premises are damaged by any peril and, in the reasonable opinion of Landlord’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within 270 days after the date of such damage; or

B.
Damage Near End of Term. The Premises are damaged by any peril within 12 months of the last day of the Lease Term and, in the reasonable opinion of Landlord’s architect or construction consultant, the restoration of the Premises cannot be substantially completed within 90 days after the date of such damage and such damage renders unusable more than 30% of the Premises.

11.4
Abatement of Rent: In the event of damage to the Premises which does not result in the termination of this Lease, the Base Monthly Rent and the Additional Rent shall be temporarily abated during the period of restoration in proportion to the degree to which Tenant’s use of the Premises is impaired by such damage. Tenant shall not be entitled to any compensation or damages from Landlord for loss of Tenant’s business or property or for any inconvenience or annoyance caused by such damage or restoration. Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and the provisions of any similar law hereinafter enacted.

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ACTIVE\201239119.12

Exhibit 10.3

ARTICLE 12 CONDEMNATION

12.1
Landlord’s Termination Right: Landlord shall have the right to terminate this Lease if, as a result of a taking by means of the exercise of the power of eminent domain (including a voluntary sale or transfer by Landlord to a condemnor under threat of condemnation), (i) all or any part of the Premises is so taken, (ii) more than 10% of the Building Leasable Area is so taken, or (iii) more than 50% of the Common Area is so taken. Any such right to terminate by Landlord must be exercised within a reasonable period of time, to be effective as of the date possession is taken by the condemnor.

12.2
Tenant’s Termination Right: Tenant shall have the right to terminate this Lease if, as a result of any taking by means of the exercise of the power of eminent domain (including any voluntary sale or transfer by Landlord to any condemnor under threat of condemnation), (i) 10% or more of the Premises is so taken and that part of the Premises that remains cannot be restored within a reasonable period of time and thereby made reasonably suitable for the continued operation of the Tenant’s business, or (ii) there is a taking affecting the Common Area and, as a result of such taking, Landlord cannot provide parking spaces within reasonable walking distance of the Premises equal in number to at least 80% of the number of spaces allocated to Tenant by Section 2.1, whether by rearrangement of the remaining parking areas in the Common Area (including construction of multi-deck parking structures or re-striping for compact cars where permitted by Law) or by alternative parking facilities on other land. Tenant must exercise such right within a reasonable period of time, to be effective on the date that possession of that portion of the Premises or Common Area that is condemned is taken by the condemnor.

12.3
Restoration and Abatement of Rent: If any part of the Premises or the Common Area is taken by condemnation and this Lease is not terminated, then Landlord shall restore the remaining portion of the Premises and Common Area and interior improvements constructed by Landlord as they existed as of the Commencement Date, excluding any Tenant’s Alterations, Trade Fixtures and/or personal property constructed or installed by Tenant. Thereafter, except in the case of a temporary taking, as of the date possession is taken the Base Monthly Rent shall be reduced in the same proportion that the floor area of that part of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises.

12.4
Temporary Taking: If any portion of the Premises is temporarily taken for one year or less, this Lease shall remain in effect. If any portion of the Premises is temporarily taken by condemnation for a period which exceeds one year or which extends beyond the natural expiration of the Lease Term, and such taking materially and adversely affects Tenant’s ability to use the Premises for the Permitted Use, then Tenant shall have the right to terminate this Lease, effective on the date possession is taken by the condemnor.

12.5
Division of Condemnation Award: Any award made as a result of any condemnation of the Premises or the Common Area shall belong to and be paid to Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award; provided, however, that Tenant shall be entitled to receive any condemnation award that is made directly to Tenant for the following so long as the award made to Landlord is not thereby reduced: (i) for the taking of personal property or Trade Fixtures belonging to Tenant,

(ii) for the interruption of Tenant’s business or its moving costs, (iii) for loss of Tenant’s goodwill; or (iv) for any temporary taking where this Lease is not terminated as a result of such taking. The rights of Landlord and Tenant regarding any condemnation shall be determined as provided in this Article, and each party hereby waives the provisions of California Code of Civil Procedure Section 1265.130 and the provisions of any similar law hereinafter enacted allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

ARTICLE 13 DEFAULT AND REMEDIES

13.1
Events of Tenant’s Default: Tenant shall be in default of its obligations under this Lease if any of the following events occurs (an “Event of Tenant’s Default”):

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ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

A.
Payment. Tenant shall have failed to pay Base Monthly Rent or Additional Rent when due, and such failure is not cured within 3 business days after delivery of written notice from Landlord specifying such failure to pay; or

B.
General Covenant. Tenant shall have failed to perform any term, covenant, or condition of this Lease other than those referred to in any other subsection of this Section 13.1, and Tenant shall have failed to cure such breach within 30 days after written notice from Landlord specifying the nature of such breach where such breach could reasonably be cured within said 30 day period, or if such breach could not be reasonably cured within said 30 day period, Tenant shall have failed to commence such cure within said 30 day period and thereafter continue with due diligence to prosecute such cure to completion within such time period as is reasonably needed but not to exceed 90 days from the date of Landlord’s notice; or

C.
Transfer. Tenant shall have sublet the Premises or assigned its interest in the Lease in violation of the provisions contained in Article 14; or

D.
Abandonment. Tenant shall have abandoned the Premises or left the Premises substantially vacant unless (a) Tenant has notified Landlord in writing at least ten (10) business days in advance that it intends to vacate the Premises; (b) no event of default then exists beyond any applicable notice and cure period; and (c) Tenant fulfills all of its maintenance and security obligations under the Lease (however, if Tenant vacates the Premises or a substantial portion thereof in order to comply with any generally Applicable Law, then Tenant shall not be obligated to provide notice prior to vacating and shall instead notify Landlord within two (2) business days following such vacation of the Premises); or

E.
Insolvency. The occurrence of the following: (i) the making by Tenant of any general arrangements or assignments for the benefit of creditors; (ii) Tenant becomes a “debtor” as defined in 11 USC

§101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this Section 13.1E is contrary to any applicable Law, such provision shall be of no force or effect; or

F.
Required Documents. Tenant shall have failed to deliver documents required of it pursuant to Section 15.4 or Section 15.6 within the time periods specified therein.

Any written notice of default sent by Landlord to Tenant shall be in lieu of, and not in addition to, any termination notice required under applicable statutory or regulatory provisions (and no further notice shall be required should Landlord elect to terminate this Lease as set forth below).

13.2
Landlord’s Remedies: If an Event of Tenant’s Default occurs, Landlord shall have the following remedies, in addition to all other rights and remedies provided by any Law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

A.
Continue. Landlord may keep this Lease in effect and enforce by an action at law or in equity all of its rights and remedies under this Lease, including (i) the right to recover the rent and other sums as they become due by appropriate legal action, (ii) the right to make payments required of Tenant or perform Tenant’s obligations and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant, and (iii) the remedies of injunctive relief and specific performance to compel Tenant to perform its obligations under this Lease. Notwithstanding anything contained in this Lease, in the event of a breach of an obligation by Tenant which results in a condition which poses an imminent danger to safety of persons or damage to property, an unsightly

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

condition visible from the exterior of the Building, or a threat to insurance coverage, then if Tenant does not cure such breach within 3 days after delivery to it of written notice from Landlord identifying the breach, Landlord may cure the breach of Tenant and be reimbursed by Tenant for the cost thereof with interest at the Agreed Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Should Landlord not terminate this Lease by giving Tenant written notice, Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under the Lease as provided in California Civil Code Section 1951.4.

B.
Enter and Relet. Landlord may enter the Premises and release them to third parties for Tenant’s account for any period, whether shorter or longer than the remaining Lease Term. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in releasing the Premises, including brokers’ commissions, expenses of altering and preparing the Premises required by the releasing. Tenant shall pay to Landlord the rent and other sums due under this Lease on the date the rent is due, less the rent and other sums Landlord received from any releasing. No act by Landlord allowed by this subparagraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. Notwithstanding any releasing without termination, Landlord may later elect to terminate this Lease because of the default by Tenant.

C.
Terminate. Landlord may terminate this Lease by giving Tenant written notice of termination, in which event this Lease shall terminate on the date set forth for termination in such notice. Any termination under this Section 13.2C shall not relieve Tenant from its obligation to pay sums then due Landlord or from any claim against Tenant for damages or rent previously accrued or then accruing. In no event shall any one or more of the following actions by Landlord, in the absence of a written election by Landlord to terminate this Lease, constitute a termination of this Lease: (i) appointment of a receiver or keeper in order to protect Landlord’s interest hereunder; (ii) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to the provisions hereof or otherwise; or (iii) any other action by Landlord or Landlord’s Agents intended to mitigate the adverse effects of any breach of this Lease by Tenant, including without limitation any action taken to maintain and preserve the Premises or any action taken to relet the Premises or any portions thereof to the extent such actions do not affect a termination of Tenant’s right to possession of the Premises.

D.
No Deemed Termination. In the event Tenant breaches this Lease and abandons the Premises, this Lease shall not terminate unless Landlord gives Tenant written notice of its election to so terminate this Lease. No act by or on behalf of Landlord intended to mitigate the adverse effect of such breach, including those described by Section 13.C, shall constitute a termination of Tenant’s right to possession unless Landlord gives Tenant written notice of termination.

E.
Damages. In the event Landlord terminates this Lease, Landlord shall be entitled, at Landlord’s election, to damages in an amount as set forth in California Civil Code Section 1951.2 as in effect on the Effective Date. For purposes of computing damages pursuant to California Civil Code Section 1951.2, (i) an interest rate equal to the Agreed Interest Rate shall be used where permitted, and (ii) the term “rent” includes Base Monthly Rent and Additional Rent. Such damages shall include:

(1)
The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided, computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%); and

(2)
Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom, including the

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ACTIVE\201239119.12

Exhibit 10.3

following: (i) expenses for cleaning, repairing or restoring the Premises; (ii) expenses for

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to a new tenant, or otherwise); (iii) broker’s fees, advertising costs and other expenses of reletting the Premises; (iv) costs of carrying the Premises, such as taxes, insurance premiums, utilities and security precautions; (v) expenses in retaking possession of the Premises; and (vi) attorneys’ fees and court costs incurred by Landlord in retaking possession of the Premises and in releasing the Premises or otherwise incurred as a result of Tenant’s default.

F.
Non Exclusive Remedies. Nothing in this Section 13.2 shall limit Landlord’s right to indemnification from Tenant as provided in Section 7.2 and Section 10.3. Any notice given by Landlord in order to satisfy the requirements of Section 13.1A or Section 13.1B above shall also satisfy the notice requirements of California Code of Civil Procedure Section 1161 regarding unlawful detainer proceedings.

13.3
Waiver: One party’s consent to or approval of any act by the other party requiring the first party’s consent or approval shall not be deemed to waive or render unnecessary the first party’s consent to or approval of any subsequent similar act by the other party. The receipt by Landlord of any rent or payment with or without knowledge of the breach of any other provision hereof shall not be deemed a waiver of any such breach unless such waiver is in writing and signed by Landlord. No delay or omission in the exercise of any right or remedy accruing to either party upon any breach by the other party under this Lease shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by either party of any breach of any provision of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other provisions herein contained.

13.4
Limitation On Exercise of Rights: At any time that an Event of Tenant’s Default has occurred and remains uncured, (i) it shall not be unreasonable for Landlord to deny or withhold any consent or approval requested of it by Tenant which Landlord would otherwise be obligated to give, and (ii) Tenant may not exercise any option to extend, right to terminate this Lease, or other right granted to it by this Lease which would otherwise be available to it.

13.5
Waiver by Tenant of Certain Remedies: Tenant waives the provisions of Sections 1932(1), 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant’s right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under this Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

ARTICLE 14 ASSIGNMENT AND SUBLETTING

14.1
Transfer By Tenant: The following provisions shall apply to any assignment, subletting or other transfer by Tenant or any subtenant or assignee or other successor in interest of the original Tenant (collectively referred to in this Section 14.1 as “Tenant”):

A.
Transfer. Tenant shall not do any of the following (collectively referred to herein as a “Transfer”), whether voluntarily, involuntarily, by operation of law or otherwise without the prior written consent of Landlord, which consent shall not be unreasonably withheld: (i) sublet all or any part of the Premises or allow it to be sublet, occupied or used by any other person (the agents and servants of Tenant excepted) whether by sublease, license, concession, franchise, agency, or management agreement; (ii) assign its interest in this Lease; (iii) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner; or (iv) materially amend or modify an assignment, sublease or other transfer that has been previously approved by Landlord. Tenant shall reimburse Landlord for all reasonable costs and attorneys’ fees incurred by Landlord in connection with the evaluation, processing, and/or documentation of any requested Transfer,

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

whether or not Landlord’s consent is granted, in an amount not to exceed $3,500.00. Landlord’s reasonable costs shall include the cost of any review or investigation performed by Landlord or consultant acting on Landlord’s behalf of (i) Hazardous Materials used, stored, released, or disposed of by the potential Subtenant or Assignee, and/or (ii) violations of Hazardous Materials Law by the Tenant or the proposed Subtenant or Assignee. Any Transfer so approved by Landlord shall not be effective until Tenant has delivered to Landlord an executed counterpart of the document evidencing the Transfer which (i) is in a form reasonably approved by Landlord, (ii) contains the same terms and conditions as stated in Tenant’s notice given to Landlord pursuant to Section 14.1B, and (iii) in the case of an assignment of the Lease, contains the agreement of the proposed transferee to assume all obligations of Tenant under this Lease arising after the effective date of such Transfer and to remain jointly and severally liable therefor with Tenant. Any attempted Transfer without Landlord’s consent shall constitute an Event of Tenant’s Default and shall be voidable at Landlord’s option. Landlord’s consent to any one Transfer shall not constitute a waiver of the provisions of this Section 14.1 as to any subsequent Transfer or a consent to any subsequent Transfer. No Transfer, even with the consent of Landlord, shall relieve Tenant of its personal and primary obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer.

B.
Procedure. At least 30 days before a proposed Transfer is to become effective, Tenant shall give Landlord written notice of the proposed terms of such Transfer and request Landlord’s approval, which notice shall include the following: (i) the name and legal composition of the proposed transferee; (ii) a current financial statement of the transferee, financial statements of the transferee covering the preceding three years if the same exist, and (if available) an audited financial statement of the transferee for a period ending not more than one year prior to the proposed effective date of the Transfer, all of which statements are prepared in accordance with accounting principles consistently applied; (iii) the nature of the proposed transferee’s business to be carried on in the Premises; (iv) all consideration to be given on account of the Transfer; (v) a current financial statement of Tenant (unless publicly available); and (vi) an accurately filled out response to Landlord’s standard hazardous materials questionnaire. Tenant shall provide to Landlord such other information as may be reasonably requested by Landlord within seven days after Landlord’s receipt of such notice from Tenant. Landlord shall respond in writing to Tenant’s request for Landlord’s consent to a Transfer within the later of (i) 30 days of receipt of such request together with the required accompanying documentation, or (ii) 15 days after Landlord’s receipt of all information which Landlord reasonably requests within seven days after it receives Tenant’s first notice regarding the Transfer in question. If Landlord fails to respond in writing within said period, then Tenant shall provide a second written notice to Landlord requesting such consent and if Landlord fails to respond within 7 days after receipt of such second notice, then Landlord will be deemed to have consented to such Transfer. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer, which shall also be subject Landlord’s consent in accordance with the same process for obtaining Landlord’s initial consent to such Transfer.

C.
Recapture. In the event that Tenant seeks to make any Transfer (other than a sublease of less than fifty percent (50%) of the rentable square feet contained in the Premises), Landlord shall have the right to terminate this Lease or, in the case of a sublease of more than fifty percent (50%) of the rentable square feet contained in the Premises for more than fifty percent (50%) of the then-remaining Lease Term (as may be extended), terminate this Lease as to that part of the Premises proposed to be so sublet, either (i) on the condition that the proposed transferee immediately enter into a direct lease of the Premises with Landlord (or, in the case of a partial sublease, a lease for the portion proposed to be so sublet) on the same terms and conditions contained in Tenant’s notice, or (ii) so that Landlord is thereafter free to lease the Premises (or, in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then the Lease shall so terminate in its entirety (or as to the space to be so sublet) on the date specified in Landlord’s notice but in no event earlier than fifteen (15) days after Landlord has notified Tenant in writing of such election or upon the proposed sublease commencement date. Upon such termination, Tenant shall be released from any further obligation under this Lease if it is terminated in its entirety, or shall be released from any further obligation under the Lease with

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

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ACTIVE\201239119.12

Exhibit 10.3

respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Monthly Rent and Tenant’s Share shall be reduced to an amount which bears the same relationship to the original amount thereof as the area of that part of the Premises which remains subject to the Lease bears to the original area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination. Notwithstanding the foregoing, if Landlord elects to so terminate this Lease in accordance with this Section, then Tenant shall have the right to withdraw the request for a Transfer within three (3) days of Tenant’s receipt of Landlord’s election to terminate, in which case the Transfer shall be withdrawn and Landlord shall not have the right to terminate the Lease.

D.
Other Requirements. If Landlord consents to a Transfer proposed by Tenant, Tenant may enter into such Transfer, and if Tenant does so, the following shall apply:

(1)
Tenant shall not be released of its liability for the performance of all of its obligations under the Lease.

(2)
If Tenant assigns its interest in this Lease, then Tenant shall pay to Landlord 50% of all Subrent (as defined in Section 14.1D(5)) received by Tenant. In the case of assignment, the amount of Subrent owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by the assignee.

(3)
If Tenant sublets any part of the Premises, then with respect to the space so subleased, Tenant shall pay to Landlord 50% of the positive difference, if any, between (i) all Subrent paid by the subtenant to Tenant, less (ii) the sum of all Base Monthly Rent and Additional Rent allocable to the space sublet. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such Subrent is paid to Tenant by its subtenant.

(4)
Tenant’s obligations under this Section 14.1D shall survive any Transfer, and Tenant’s failure to perform its obligations hereunder shall be an Event of Tenant’s Default. At the time Tenant makes any payment to Landlord required by this Section 14.1D, Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated, certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant’s books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based. Landlord may condition its approval of any Transfer upon obtaining a certification from both Tenant and the proposed transferee of all Subrent and other amounts that are to be paid to Tenant in connection with such Transfer.

(5)
As used in this Section 14.1D, the term “Subrent” shall mean any consideration of any kind received, or to be received, by Tenant as a result of the Transfer, if such sums are related to Tenant’s interest in this Lease or in the Premises, including payments from or on behalf of the transferee (in excess of the book value thereof) for Tenant’s assets, fixtures, leasehold improvements, inventory, accounts, goodwill, equipment, furniture, and general intangibles, less the amounts paid by Tenant to prepare the space for such transferee, brokerage commissions, legal fees, and any rent concessions.

E.
Deemed Transfers. Except for a Permitted Transfer, the term “Transfer” shall include any of the following, whether voluntary or involuntary and whether effected by death, operation of law or otherwise:

(1)
If Tenant is a partnership, limited liability company or other entity other than a corporation described in Section 14.1E(2) below:

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

(a)
A change in ownership effected voluntarily, involuntarily, or by operation of law of twenty-five percent (25%) or more of the partners or members or twenty-five percent (25%) or more in the aggregate of the partnership or membership interests, whether in a single transaction or series of transactions over a period of time; or

(b)
The sale, mortgage, hypothecation, pledge or other encumbrance at any time of more than an aggregate of twenty-five percent (25%) in the aggregate of the value of Tenant’s assets; or

(c)
The dissolution of the partnership, limited liability company or other entity without its immediate reconstitution.

(2)
If Tenant is a closely held corporation (i.e., one whose stock is not publicly held and not traded through an exchange or over the counter):

(a)
The sale or other transfer of more than an aggregate of twenty-five percent (25%) of the voting shares of Tenant or more in the aggregate, whether in a single transaction or series of transactions over a period of time;

(b)
The sale, mortgage, hypothecation, pledge or other encumbrance at any time of more than an aggregate of twenty-five percent (25%) in the aggregate of the value of Tenant’s assets; or

(c)
The dissolution, merger, consolidation, or other reorganization of

Tenant.

F.
Permitted Transfers. Notwithstanding anything contained in Section 14.1, Landlord’s consent is not required for (i) any Transfer by Tenant to an Affiliate, as defined below, (ii) an assignment of the Lease to an entity which acquires all or substantially all of the assets and business of Tenant, (iii) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant with another entity, in each case, as long as the following conditions are met and Tenant otherwise complies with the other provisions of Section 14.1 (each such Transfer shall be referred to as a “Permitted Transfer”):

(a)
Except in the case of clause (ii) and (iii) above where confidentiality restrictions prevent disclosure (in which case Tenant shall promptly notify Landlord when such confidentiality restrictions are lifted), at least ten (10) business days before the Transfer, Landlord receives written notice of the Transfer (as well as any documents or information reasonably requested by Landlord regarding the Transfer or Transferee);

(b)
The Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease;

(c)
If the Transfer is an assignment, Transferee assumes in writing all of Tenant’s obligations under this Lease relating to the Premises; and

(d)
In the case of a Transfer under Section F(ii) or (iii) or in the case of an assignment of the Lease under F(i), the transferee (after the transfer) has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are consistently applied (“Net Worth”), at least equal to Two Hundred Fifty Million Dollars ($250,000,000).

For purposes hereof, the term “Affiliate” means any entity that controls, is controlled by, or is under common control with Tenant. “Control” means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

(50%) of the voting interest in the ordinary direction of the entity’s affairs. Landlord shall not be entitled to

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

terminate the Lease pursuant to Section 14.1C due to a Permitted Transfer or to receive any part of any Subrent resulting from a Permitted Transfer that would otherwise be due it pursuant to Section 14.1D.

G.
Reasonable Standards. The consent of Landlord to a Transfer may not be unreasonably withheld, provided that it is agreed to be reasonable for Landlord to consider any of the following reasons, which list is not exclusive, in electing to deny consent:

(1)
In connection with an assignment of the Lease, the financial strength of the assignee is not sufficient to undertake the obligations under the Lease (taking into account other obligations of the proposed assignee) and/or the credit, character and business or professional standing of the proposed transferee at the time of the proposed Transfer is not at least equal to that of Tenant at the time of execution of this Lease;

(2)
A proposed transferee whose occupation of the Premises would cause a diminution in the value of the Building or Project;

(3)
A proposed transferee whose impact or affect on the common facilities or the utility, efficiency or effectiveness of any utility or telecommunication system serving the Building or the Project or the other occupants of the Project would be adverse, disadvantageous or require improvements or changes in any utility or telecommunication capacity currently serving the Building or the Project;

(4)
A proposed transferee whose occupancy will require a variation in the terms of this Lease (including, without limitation, a variation in the use clause) or which otherwise adversely affects any interest of Landlord;

(5)
The existence of any default by Tenant (beyond any applicable notice and cure period) under any provision of this Lease;

(6)
A proposed transferee who is or would be, or whose business is or would be, subject to compliance with additional laws or other governmental requirements beyond those to which Tenant or Tenant’s business is subject and creates a material risk to Landlord;

(7)
Either the proposed transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed transferee or an affiliate of the proposed transferee (i) occupies space in the Building at the time of the request for consent (and Landlord has determined (in Landlord’s sole discretion) that space in the Project is available or scheduled to become available (including the space occupied by such proposed transferee or entity)), or (ii) is negotiating with Landlord to lease space in the Building or in the Project at such time;

(8)
the proposed Transferee is a governmental agency or unit, a non-profit or charitable entity or organization or an existing tenant in the Project;

(9)
Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or the Project, or increasing the expenses associated with operating, maintaining and repairing the Building or the Project;

(10)
The rent proposed to be charged by Tenant to the proposed transferee during the term of such Transfer, calculated using a present value analysis, is less than ninety percent (90%) of Fair Market Rent (as defined in Exhibit D);

(11)
The proposed Transferee will use, store or handle Hazardous Materials (defined above) in or about the Premises of a type, nature or quantity that is materially different than that used by Tenant

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

and is not otherwise acceptable to Landlord; or

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

(12)
The portion of the Premises to be sublet or assigned is irregular in shape with inadequate means of ingress and egress.

H.
Reasonable Restriction. The restrictions on Transfer described in this Lease are acknowledged by Tenant to be reasonable for all purposes, including, without limitation, the provisions of California Civil Code (the “Code”) Section 1951.4(b)(2). Tenant expressly waives any rights which it might otherwise be deemed to possess pursuant to applicable law, including, without limitation, Section 1997.040 of the Code, to limit any remedy of Landlord pursuant to Section 1951.2 or 1951.4 of the Code by means of proof that enforcement of a restriction on use of the Premises would be unreasonable.

14.2
Transfer By Landlord: Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Project at any time and to any person or entity. In the event of any such transfer, and assumption of the Lease by the transferee, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor) from the date of such transfer, shall be automatically relieved, without any further act by any person or entity, of all liability for the performance of the obligations of the Landlord hereunder which may accrue after the date of such transfer. After the date of any such transfer, the term “Landlord” as used herein shall mean the transferee of such interest in the Premises.

ARTICLE 15 GENERAL PROVISIONS

15.1
Landlord’s Right to Enter: Landlord and its Agents may enter the Premises (subject to Tenant’s reasonable security requirements) at any reasonable time after giving at least one (1) business days’ prior notice to Tenant (and immediately in the case of emergency) for the purpose of: (i) inspecting the same; (ii) posting notices of non-responsibility; (iii) supplying any service to be provided by Landlord to Tenant; (iv) showing the Premises to prospective purchasers, mortgagees or, during the last fifteen (15) months of the Term, to tenants;

(v) making necessary alterations, additions or repairs; (vi) performing Tenant’s obligations when Tenant has failed to do so after written notice from Landlord; (vii) placing upon the Premises ordinary “for lease” signs or “for sale” signs; and (viii) responding to an emergency. Landlord shall have the right to use any and all means Landlord may deem necessary and proper to enter the Premises in an emergency. Any entry into the Premises obtained by Landlord in accordance with this Section 15.1 shall not be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises.

15.2
Surrender of the Premises; Decommissioning:

(a)
Surrender. Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Premises to Landlord in the same condition as existed at the Commencement Date, except for

(i) reasonable wear and tear (but in all events, in accordance with Tenant’s repair and maintenance obligations hereunder), (ii) damage caused by any peril or condemnation, and (iii) contamination by Hazardous Materials for which Tenant is not responsible pursuant to Section 7.2A or Section 7.2B. If Landlord so requests, Tenant shall, prior to the expiration or sooner termination of this Lease, remove any Tenant Improvements and/or Tenant’s Alterations which Tenant is required to remove pursuant to Section 5.2 and repair all damage caused by such removal and return the Premises or any part thereof to its original configuration existing as of the Commencement Date. If the Premises are not so surrendered at the termination of this Lease, Tenant shall continue to be responsible for the payment of Rent until the Premises are so surrendered in accordance with said provisions and Tenant shall be liable to Landlord for all costs incurred by Landlord in returning the Premises to the required condition, plus interest on all costs incurred at the Agreed Interest Rate. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys’ fees and costs.

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

(b)
Decommissioning. If during the Term any portion of the Premises was used for laboratory purposes or any portion of the Premises was used for the storage, processing, use, or disposal of Hazardous Materials (other than Customary Office Materials in compliance with applicable Hazardous Materials Laws), then (i) Tenant shall remove all Hazardous Materials for which Tenant is responsible under Section 7.2 from the Premises in accordance with applicable Hazardous Materials Laws prior to Tenant’s surrender of the Premises; and (ii) at least fifteen (15) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with a facility decommissioning and Hazardous Materials closure plan for the Premises (“Decommissioning Report”) prepared by an independent third party state- certified professional with appropriate expertise. Such Decommissioning Report must be reasonably acceptable to Landlord, shall comply with the American National Standards Institute’s Laboratory Decommissioning guidelines (ANSI/AIHA Z9.11-2008) or any successor standards published by ANSI or any successor organization (or, if ANSI and its successors no longer exist, a similar entity publishing similar standards), and shall evidence, among other things, that (1) all Hazardous Materials have been removed in accordance with applicable Hazardous Materials Laws from the Premises (and the interior surfaces thereof, including floors, walls, ceilings, and counters, piping, supply lines, waste lines and plumbing), and (2) the Premises, together with all such elements and exhaust or other ductwork in or serving the Premises, may be (A) reused or reoccupied by a subsequent tenant for office or laboratory use and/or (B) demolished or disposed of in compliance with applicable Hazardous Materials Laws, in each case without incurring “special costs” or undertaking “special procedures” for demolition, disposal, investigation, assessment, cleaning or removal of such Hazardous Materials and without giving notice in connection with such Hazardous Materials and without incurring regulatory requirements or giving notice in connection with Hazardous Materials. For avoidance of doubt, for purposes of the preceding sentence, “special costs” or “special procedures” shall mean costs or procedures, as the case may be, that would not be incurred but for the nature of the Hazardous Materials as Hazardous Materials instead of non-hazardous materials. The Decommissioning Report shall include reasonable detail concerning the clean-up locations, the tests run, and the analytic results. In addition, at least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall (x) provide Landlord with written evidence of all required governmental releases obtained by Tenant in accordance with applicable Laws, including without limitation laws pertaining to the surrender of the Premises, and (y) place Laboratory Equipment Decontamination Forms on all decommissioned equipment to assure safe occupancy by future users. If requested by Landlord, Tenant shall conduct a site inspection with Landlord to review Tenant’s compliance with the provisions hereof. Tenant shall remain responsible after the surrender of the Premises for the remediation of any recognized environmental conditions set forth in the Decommissioning Report and comply with any recommendations set forth in the Decommissioning Report.

15.3
Holding Over: This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant after expiration of the Lease Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that Base Monthly Rent shall be increased to an amount equal to (i) for the first 60 days of such holdover, 125% of the Base Monthly Rent payable during the last full calendar month of the Lease Term, and (ii) thereafter, 150% of the greater of (x) the Base Monthly Rent payable during the last full calendar month of the Lease Term or (y) the then prevailing fair market rent. In any event, no provision of this Section 15.3 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant’s sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this section shall apply.

15.4
Subordination: Tenant covenants and agrees that this Lease is subject and subordinate to any Security Instrument and to any advances made on the security thereof and to any and all increases, renewals,

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

modifications, consolidations, replacements and extensions thereof; provided the holder of any such Security Instrument shall agree that so long as Tenant is not in default hereunder (beyond any applicable notice and cure period), the Lease shall be accepted and Tenant’s possessory rights under the Lease shall not be disturbed. This clause shall be self operative and no further instrument of subordination need be required by any owner or holder of any such ground lease, mortgage, deed of trust or security agreement. In confirmation of such subordination, at Landlord’s request, Tenant shall execute, within ten (10) days after request, any commercially reasonable and appropriate certificate or instrument that Landlord may request. Notwithstanding the foregoing, any Lender shall have the right to elect, by written notice given to Tenant, to have this Lease be superior to its Security Instrument. In the event of the enforcement by any holder of the Security Instrument (“Successor Landlord”) of the remedies provided for by law or by such Security Instrument, at Successor Landlord’s election, Tenant will attorn to and recognize as its landlord, and become the tenant of, such Successor Landlord, without any change in the terms or other provisions of this Lease or without the execution of any further instrument by Tenant and Successor Landlord shall agree to accept this Lease and not disturb Tenant’s possession of the Premises hereunder so long as Tenant is not in default hereunder (beyond any applicable notice and cure period); provided, however, that such Successor Landlord or successor in interest shall not be bound by (a) any payment of Base Monthly Rent or Additional Rent for more than one (1) month in advance, unless such amounts were actually delivered to such Successor Landlord; (b) any amendment or modification of this Lease, or any waiver of the terms of this Lease, made subsequent to the commencement of the Security Instrument without the written consent of such Successor Landlord, (c) any offset right that Tenant may have against any former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by a former Landlord that occurred before the date of attornment, provided that the Successor Landlord shall remain obligated to cure any ongoing default under this Lease; (d) any obligation to pay Tenant any sum(s) that any former Landlord owed to Tenant unless such sums, if any, shall have actually been delivered to Successor Landlord by way of an assumption of escrow accounts or otherwise, (e) any obligation to pay Tenant any security deposited with a former Landlord, unless such security was actually delivered to such Successor Landlord; (f) any obligation to commence or complete any initial construction of improvements in the Premises or any expansion or rehabilitation of existing improvements thereon; or (g) any obligation arising from representations and warranties related to a former Landlord. Upon request by such Successor Landlord, whether before or after the enforcement of its remedies, Tenant shall execute and deliver a commercially reasonable instrument or instruments confirming and evidencing the attornment herein set forth. This Lease is further subordinate to the lien of all matters of record as of the date hereof.

15.5
Lender Protection: Tenant will give the owners or holders of any Security Instrument (“Lienholder”), by registered mail, a copy of any notice of default Tenant serves on Landlord, provided that Landlord or Lienholder previously notified Tenant (by way of notice of assignment of rents and leases or otherwise) of the address of Lienholder. Tenant further agrees that if Landlord fails to cure such default within a reasonable period of time after Landlord’s receipt of such notice of default from Tenant, then Tenant will provide written notice of such failure to Lienholder and Lienholder will have an additional thirty (30) days within which to cure the default. Lienholder shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Lienholder agrees or undertakes otherwise in writing. If the default cannot be cured within the additional thirty (30) day period, then Lienholder will have such additional time as may be necessary to effect the cure if, within the thirty (30) day period, Lienholder has commenced and is diligently pursuing the cure (including, without limitation, commencing foreclosure proceedings if necessary to effect the cure).

15.6
Estoppel Certificates and Financial Statements: At all times during the Lease Term, Tenant agrees, following any request by Landlord, promptly to execute and deliver to Landlord within 10 business days following delivery of such request an estoppel certificate: (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect, (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of any

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by Landlord. A failure to deliver an estoppel certificate within 15 days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement: (i) this Lease is unmodified except as may be represented by Landlord in said request and is in full force and effect, (ii) there are no uncured defaults in Landlord’s performance, and (iii) no rent has been paid more than 30 days in advance. Tenant shall not be in default of the Lease for failing to execute and deliver an estoppel certificate to Landlord in a timely manner unless Landlord shall have given Tenant a second notice and three (3) business days in which to cure the failure. At any time during the Lease Term Tenant shall, upon 15 days’ prior written notice from Landlord, provide Tenant’s most recent financial statement and financial statements covering the 24 month period prior to the date of such most recent financial statement to any existing Lender or to any potential Lender or buyer of the Premises. Such statements shall be prepared in accordance with accounting principles consistently applied and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Notwithstanding the foregoing, the requirement of Tenant to provide financial statements shall not apply if the same are publicly available.

15.7
Consent: Whenever under the express terms of this Lease, Landlord’s or Tenant’s approval or consent is required before the other party may exercise an express right granted hereunder or take another action expressly contemplated hereunder then, such approval or consent must be exercised in such party’s reasonable discretion, unless a different standard has been expressly provided in this Lease for the particular matter requiring consent or approval.

15.8
Notices: Any notice required or desired to be given regarding this Lease shall be in writing and may be given by personal delivery, by facsimile, by courier service, or by mail. A notice shall be deemed to have been given (i) on the third business day after mailing if such notice was deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to be served at its Address for Notices specified in Section Q or Section R of the Summary (as applicable), (ii) when delivered if given by personal delivery, and (iii) in all other cases when actually received at the party’s Address for Notices. Either party may change its address by giving notice of the same in accordance with this Section 15.8, provided, however, that any address to which notices may be sent must be a California address.

15.9
Attorneys’ Fees: In the event either Landlord or Tenant shall bring any action or legal proceeding for an alleged breach of any provision of this Lease, to recover rent, to terminate this Lease or otherwise to enforce, protect or establish any term or covenant of this Lease, the prevailing party shall be entitled to recover as a part of such action or proceeding, or in a separate action brought for that purpose, reasonable attorneys’ fees, court costs, and experts’ fees as may be fixed by the court.

15.10
Authority: If Tenant is a corporation, limited liability company, partnership or other entity, Tenant represents that each individual executing this Lease on behalf of said organization that she/he is duly authorized to execute and deliver this Lease on behalf of said organization in accordance with a duly adopted resolution or other applicable authorization of said organization, and that this Lease is binding upon said organization in accordance with its terms. Further, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution or other applicable authorization of said organization authorizing or ratifying the execution of this Lease (provided that Tenant may reasonably redact any confidential information to the extent such redactions relate to matters other than the authorization or ratification of the execution of this Lease by Tenant).

15.11
Release of Landlord. If, during the term of this Lease, Landlord shall sell its interest in the Building or Project of which the Premises form a part, or the Premises, then from and after the effective date of the sale or conveyance, Landlord shall be released and discharged from any and all obligations and responsibilities under this Lease, except those already accrued; provided that the transferee has assumed all of Landlord’s obligations under the Lease from and after the effective date of the sale or conveyance.

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

15.12
Miscellaneous: Should any provision of this Lease prove to be invalid or illegal, such invalidity or illegality shall in no way affect, impair or invalidate any other provision hereof, and such remaining provisions shall remain in full force and effect. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. The captions used in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. Any executed copy of this Lease shall be deemed an original for all purposes. This Lease shall, subject to the provisions regarding assignment, apply to and bind the respective heirs, successors, executors, administrators and assigns of Landlord and Tenant. “Party” shall mean Landlord or Tenant, as the context implies. If Tenant consists of more than one person or entity, then all members of Tenant shall be jointly and severally liable hereunder. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms “shall”, “will” and “agree” are mandatory. The term “may” is permissive. When a party is required to do something by this Lease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless a provision of this Lease expressly requires reimbursement.

Landlord and Tenant agree that (i) the rentable square feet of gross leasable area of the Premises includes any atriums, depressed loading docks, covered entrances or egresses, and covered loading areas, (ii) each has had an opportunity to determine to its satisfaction the actual area of the Building and the Premises, (iii) all measurements of area contained in this Lease are conclusively agreed to be correct and binding upon the parties, even if a subsequent measurement of any one of these areas determines that it is more or less than the amount of area reflected in this Lease, and (iv) any such subsequent determination that the area is more or less than shown in this Lease shall not result in a change in any of the computations of rent, improvement allowances, or other matters described in this Lease where area is a factor. Where a party hereto is obligated not to perform any act, such party is also obligated to restrain any others within its control from performing said act, including the Agents of such party. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease. Notwithstanding anything to the contrary in this Lease, in no event shall Landlord have any liability to Tenant under this Lease for any claims based on or related to the interruption of or loss of business or for any indirect losses or consequential damages or punitive damages or other special damages whatsoever.

15.13
Termination by Exercise of Right: If this Lease is terminated pursuant to its terms by the proper exercise of a right to terminate specifically granted to Landlord or Tenant by this Lease, then this Lease shall terminate 30 days after the date the right to terminate is properly exercised (unless another date is specified in that part of the Lease creating the right, in which event the date so specified for termination shall prevail), the rent and all other charges due hereunder shall be prorated as of the date of termination, and neither Landlord nor Tenant shall have any further rights or obligations under this Lease except for those that have accrued prior to the date of termination or those obligations which this Lease specifically provides are to survive termination. This Section 15.13 does not apply to a termination of this Lease by Landlord as a result of an Event of Tenant’s Default.

15.14
Brokerage Commissions: Landlord and Tenant each represents and warrants to the other party that it has not authorized, retained or employed, or acted by implication to authorize, retain or employ, any real estate broker or salesman to act for it or on its behalf in connection with this Lease so as to cause the other party to be responsible for the payment of a brokerage commission, except for the Retained Real Estate Broker(s) identified in the Summary to this Lease. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from and against any and all claims by any real estate broker or salesman (other than the Retained Real Estate Brokers) whom the indemnifying party authorized, retained or employed, or acted by implication to authorize, retain or employ, to act for the indemnifying party in connection with this Lease. Landlord shall pay the Retained Real Estate Broker(s) a commission for this Lease pursuant to a separate agreement.

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

15.15
Force Majeure: Any prevention, delay or stoppage due to strikes, lock-outs, inclement weather, labor disputes, inability to obtain labor, materials, fuels or reasonable substitutes therefor, governmental restrictions, regulations, controls, action or inaction, civil commotion, fire or other acts of God, and other causes beyond the reasonable control of a party (except financial inability) shall excuse the performance by such party, for a period equal to the period of any said prevention, delay or stoppage, of any obligation hereunder. For clarity, in no event shall Force Majeure excuse or delay Landlord’s or Tenant’s payment obligations hereunder (including for Base Monthly Rent, Additional Rent or any other charges or payments under this Lease).

15.16
Entire Agreement: This Lease constitutes the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord’s Agents has made any legally binding representation or warranty as to any matter except those expressly set forth herein, including any warranty as to (i) whether the Premises may be used for Tenant’s intended use under existing Law, (ii) the suitability of the Premises or the Project for the conduct of Tenant’s business, or (iii) the condition of any improvements. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease. This instrument shall not be legally binding until it is executed by both Landlord and Tenant. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

15.17
OFAC Compliance. Each party shall take any actions that may be required to comply with the terms of the USA Patriot Act of 2001, as amended, any regulations promulgated under the foregoing law, Executive Order No. 13224 on Terrorist Financing, any sanctions program administrated by the U.S. Department of Treasury’s Office of Foreign Asset Control or Financial Crimes Enforcement Network, or any other laws, regulations or executive orders designed to combat terrorism or money laundering, if applicable, to this Lease. Each party represents and warrants to the other party that it is not an entity named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of Treasury, as last updated prior to the date of this Lease.

15.18
Covenant of Quiet Enjoyment. Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord.

15.19
Counterparts/Electronic Signatures. This Lease may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. The parties hereby acknowledge and agree that electronic signatures, facsimile signatures or signatures transmitted by electronic mail in so-called “pdf” format shall be legal and binding and shall have the same full force and effect as if an original of this Lease had been delivered. Each party hereto (i) intends to be bound by the signatures (whether original, faxed or electronic) on any document sent by facsimile or electronic mail, (ii) is aware that the other party will rely on such signatures, and (iii) hereby waives any defenses to the enforcement of the terms of this Lease based on the foregoing forms of signature.

ARTICLE 16 ROOFTOP RIGHTS

16.1
Grant of Rights: Landlord grants Tenant the appurtenant, non-exclusive, and irrevocable (except upon the expiration or earlier termination of this Lease) license at no additional charge (other than to the extent included in Operating Expenses), but otherwise subject to the terms and conditions of this Lease, to use a contiguous portion of the roof of the Building reasonably approved by Landlord (the “Rooftop Installation Areas”) to operate, maintain, repair and replace telecommunications and mechanical equipment for Tenant’s

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

own use, such as supplemental HVAC equipment, a satellite dish, microwave dish, and the like, appurtenant to the Permitted Uses installed as part of Tenant Improvements or Tenant’s Alterations or otherwise as permitted pursuant to Section 5.2 (collectively, “Rooftop Equipment”). The exact location and layout of the Rooftop Installation Areas shall be designated by Landlord and shall not exceed in area the Tenant’s Share of rooftop areas made available to tenants in the Building for similar purposes.

16.2
Installation and Maintenance of Rooftop Equipment: Tenant shall install Rooftop Equipment at its sole cost and expense, at such times and in such manner as Landlord may reasonably designate and in accordance with all of the provisions of this Lease, including without limitation Exhibit B or Section 5.2, as applicable. Tenant shall not install or operate Rooftop Equipment until it receives prior written approval of the plans for such work in accordance with Exhibit B or Section 5.2. Landlord may withhold approval if the installation or operation of Rooftop Equipment reasonably would be expected to damage the structural integrity of the Building. Tenant shall maintain any Rooftop Equipment in compliance with all applicable Laws, including any municipal noise ordinance. Tenant shall cooperate with Landlord as reasonably required to accommodate any re-roofing of the Building during the Lease term and Tenant shall be responsible for any costs associated with working around, moving or temporarily relocation Tenant’s Roof Equipment. Tenant’s access to the rooftop for the purposes of exercising its rights and obligations under this Article 16 shall be limited to normal Building hours by prior appointment with the property manager, except in the case of emergencies threatening life or personal property. Tenant shall engage Landlord’s roofer (provided the charges of Landlord’s roofer are competitive in the marketplace) before beginning any rooftop installations or repairs of Rooftop Equipment, whether under this Article 16 or otherwise, and shall always comply with the roof warranty governing the protection of the roof and modifications to the roof. Tenant shall obtain a letter from Landlord’s roofer following completion of such work stating that the roof warranty remains in effect. Tenant, at its sole cost and expense, shall cause a qualified contractor to inspect the Rooftop Installation Areas at least once a quarter and correct any loose bolts, fittings or other appurtenances and shall repair any damage to the roof caused by the installation or operation of Rooftop Equipment. Tenant shall pay Landlord following a written request therefor, with the next payment of Rent, (i) all applicable taxes or governmental charges, fees, or impositions imposed on Landlord because of Tenant’s use of the Rooftop Installation Areas and (ii) the amount of any increase in Landlord’s insurance premiums as a result of the installation of Rooftop Equipment. All Rooftop Equipment shall be screened or otherwise designed so that it is not visible from the ground level of the Project.

16.3
Indemnification: Tenant agrees that the installation, operation and removal of Rooftop Equipment shall be at its sole risk. Tenant shall indemnify and defend Landlord and Landlord’s officers, directors, shareholders, partners, members, managers, employees, contractors, property managers, agents and mortgagees and other lien holders against any liability, claim or cost, including reasonable attorneys’ fees, incurred in connection with the loss of life, personal injury, damage to property or business or any other loss or injury (except to the extent due to the negligent act or omission or willful misconduct of Landlord or its employees, agents or contractors) arising out of the installation, use, operation, or removal of Rooftop Equipment by Tenant or its employees, agents, or contractors, including any liability arising out of Tenant’s violation of this Article 16. Landlord assumes no responsibility for interference in the operation of Rooftop Equipment caused by other tenants’ equipment, or for interference in the operation of other tenants’ equipment caused by Rooftop Equipment, and Tenant hereby waives any claims against Landlord arising from such interference. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

16.4
Removal of Rooftop Equipment: Upon the expiration or earlier termination of the Lease, Tenant, unless and to the extent otherwise instructed by Landlord in writing or otherwise provided by this Lease, at Tenant’s sole cost and expense, shall (i) remove Rooftop Equipment from the Rooftop Installation Areas in accordance with the provisions of this Lease and (ii) leave the Rooftop Installation Areas in good order and repair, reasonable wear and tear and damage by casualty that is not the responsibility of Tenant to restore excepted. If Tenant does not remove Rooftop Equipment and restore the Rooftop Installation Areas when so required, Landlord may remove and dispose of it and charge Tenant for all costs and expenses incurred.

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

16.5
Interference by Rooftop Equipment: Landlord may have granted and may hereafter grant roof rights to other parties, and Landlord shall use commercially reasonable efforts to cause such other parties to minimize interference with Rooftop Equipment. If Rooftop Equipment (i) causes physical damage to the structural integrity of the Building, (ii) materially interferes with any telecommunications, mechanical or other systems located at or servicing (as of the Commencement Date) the Building or any building, premises or location in the vicinity of the Building, (iii) interferes with any other service provided to other tenants in the Building by rooftop installations installed prior to the installation of Rooftop Equipment or (iv) interferes with any other tenants’ business, in each case in excess of that permissible under F.C.C. or other regulations (to the extent that such regulations apply and do not require such tenants or those providing such services to correct such interference or damage), Tenant shall within five (5) business days of notice of a claim of interference or damage cooperate with Landlord or any other tenant or third party making such claim to determine the source of the damage or interference and effect a prompt solution at Tenant’s expense (if Rooftop Equipment caused such interference or damage). In the event Tenant disputes Landlord’s allegation that Rooftop Equipment is causing a problem with the Building (including, but not limited to, the electrical, HVAC, and mechanical systems of the Building) and/or any other Building tenants’ equipment in the Building, in writing delivered within five (5) business days of receiving Landlord’s notice claiming such interference, then Landlord and Tenant shall meet to discuss a solution, and if within seven (7) days of their initial meeting Landlord and Tenant are unable to resolve the dispute, then the matter shall be submitted to arbitration in accordance with the provisions set forth below. The parties shall direct the San Francisco/South San Francisco office of the AAA to appoint an arbitrator who shall have a minimum of ten (10) years’ experience in commercial real estate disputes and who shall not be affiliated with either Landlord or Tenant. Both Landlord and Tenant shall have the opportunity to present evidence and outside consultants to the arbitrator. The arbitration shall be conducted in accordance with the expedited commercial real estate arbitration rules of the AAA insofar as such rules are not inconsistent with the provisions of this Lease (in which case the provisions of this Lease shall govern). The cost of the arbitration (exclusive of each party’s witness and attorneys’ fees, which shall be paid by such party) shall be borne equally by the parties. Within ten (10) days of appointment, the arbitrator shall determine whether or not Rooftop Equipment is causing a problem with the Building and/or any other Building tenants’ equipment in the Building, and the appropriate resolution, if any. The arbitrator’s decision shall be final and binding on the parties. If Tenant shall fail to cooperate with Landlord in resolving any such interference or if Tenant shall fail to implement the arbitrator’s decision within ten (10) days after it is issued, Landlord may at any time thereafter

(i) declare a default and/or (ii) relocate the item(s) of Rooftop Equipment in dispute in a manner consistent with the arbitral decision.

16.6
Relocation of Rooftop Equipment: Based on Landlord’s good faith determination that such relocation is necessary, Landlord reserves the right to cause Tenant to relocate Rooftop Equipment located on the roof to comparably functional space on the roof by giving Tenant prior notice of such intention to relocate. If within thirty (30) days after receipt of such notice Tenant has not agreed with Landlord on the space to which Rooftop Equipment is to be relocated, the timing of such relocation, and the terms of such relocation, then Landlord shall have the right to make all such determinations in its reasonable judgment. Landlord agrees to pay the reasonable cost of moving Rooftop Equipment to such other space, taking such other steps necessary to ensure comparable functionality of Rooftop Equipment, and finishing such space to a condition comparable to the then condition of the current location of Rooftop Equipment. Such payment by Landlord shall not constitute an Operating Expense under this Lease. Tenant shall arrange for the relocation of Rooftop Equipment within sixty (60) days after a comparable space is agreed upon or selected by Landlord, as the case may be. In the event Tenant fails to arrange for said relocation within the sixty-(60)-day period, Landlord shall have the right to arrange for the relocation of Rooftop Equipment at Landlord’s expense, all of which shall be performed in a manner designed to minimize interference with Tenant’s business.

ARTICLE 17 SPECIAL APPURTENANT RIGHTS

17.1
Signage. If and to the extent Landlord installs Building standard signage, Landlord shall, at Landlord’s expense, include Tenant on such Building standard signage (provided that any change to

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

Tenant’s

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

name on such Building standard signage shall be at Tenant’s cost). Except as set forth herein, Tenant may not install any signs on the exterior or roof of the Building or in the Common Areas. Except as set forth herein, any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window covering for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion. Subject to the prior written approval of Landlord, in its reasonable discretion, and subject to applicable regulations governing signage in and on the Building, Tenant may install, at Tenant’s cost, monument signage and Building entrance signage, and internal directional and third-floor elevator lobby identification signage (but excluding the ground floor lobby of the Building), such approval to include the location, size, lighting, graphics, materials and other qualities of such signage.

17.2
Building Façade Signage. So long as (a) this Lease remains in full force and effect, (b) Tenant's right of possession hereunder shall not have been terminated, (c) Tenant (or assignee pursuant to a Permitted Transfer) leases not less than 43,966 rentable square feet of space in the Building and occupies not less than 75% of the total area of the Premises as of the Commencement Date, and (d) Tenant satisfies the requirements of the municipal zoning code then in effect, then, subject applicable regulations governing signage in and on the Building, Tenant may design, construct, install and maintain, all at Tenant’s sole cost and expense, but subject to prior written approval by Landlord and the City of South San Francisco, one (1) building façade sign bearing only Tenant’s logo and/or Tenant’s name or trade name as directed by Tenant subject to the terms and conditions of this Section 17.2 (the “Building Facade Signage”). The Building Façade Signage shall be in one of the locations shown on Exhibit A-2. Tenant shall make the election to install the Building Façade Signage, if at all, by delivery of written notice thereof to Landlord within ninety (90) days following the Commencement Date. Prior to any installation of any Building Façade Signage, Tenant shall submit to Landlord, for Landlord's approval, reasonably detailed plans and specifications (including the size) therefor. Any and all Building Façade Signage shall be installed in accordance with the terms of Article 5 hereof, and Tenant's obligation to remove all such Building Façade Signage at the termination or expiration of the Term and restore any damage to the Building occasioned thereby as detailed in Article 5 shall apply. Tenant agrees that all Building Façade Signage must comply in all respects with all applicable Laws.

17.3
Nitrogen Generator. Subject to Landlord's prior approval, which shall not be unreasonably withheld, conditioned or delayed, and subject to the terms and conditions of this Lease, Tenant may install, for Tenant's own use and at Tenant's sole cost and expense, including the payment of Rent (as more particularly described below), a nitrogen generator and related equipment (all such equipment defined collectively as the “Nitrogen Generator”). The location of the Nitrogen Generator shall be reasonably determined by Landlord and Tenant (on the roof or within a mechanical room in the Building of approximately 300 square feet) in an area that will minimize installation and distribution costs. The physical appearance and the size of the Nitrogen Generator shall be subject to Landlord's reasonable approval, and Landlord may require Tenant to install screening around the Nitrogen Generator, at Tenant's sole cost and expense, as reasonably designated by Landlord. Tenant shall maintain the Nitrogen Generator at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install the Nitrogen Generator, then Tenant shall give Landlord no less than sixty

(60) days prior written notice thereof (the “NG Election Notice”). Tenant shall reimburse to Landlord the reasonable costs actually incurred by Landlord in approving the Nitrogen Generator. Tenant shall, at Tenant's sole cost and expense, remove the Nitrogen Generator within thirty (30) days of the expiration or earlier termination of this Lease and shall repair any damage to the Building caused by such removal (all such removal and repair work to be performed in accordance with the terms of this Lease). The Nitrogen Generator shall be installed pursuant to plans and specifications prepared by Tenant in accordance with the terms and conditions of this Lease and subject to Landlord’s reasonable approval. Tenant shall cause the Nitrogen Generator to comply with all applicable governmental laws, codes, rules and regulations. If Tenant delivers the NG Election Notice, Tenant and Landlord shall enter into an amendment to this Lease within thirty (30) days following Landlord’s receipt of the NG Election Notice, describing the location and size of the area where the Nitrogen Generator is to be installed, which such area shall be deemed included in the Premises for all purposes under this Lease (except as expressly set forth herein), and setting forth the Rent and Additional Rent due for the Nitrogen Generator space during the then remaining Term. Tenant shall pay to Landlord Annual Base Rent on

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

account of

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

the Nitrogen Generator space in equal monthly installments in an amount equal to one-twelfth (1/12th) the product of (a) the Annual Base Rent rate per square foot then applicable to the Premises, multiplied by (b) an amount equal to fifty percent (50%) of the rentable square feet of gross leasable area of the Nitrogen Generator space (as reasonably determined by Landlord), subject to increases at the same times as applicable to the Premises in accordance with Section 3 and as set forth in Section K of the Summary. Tenant shall pay the cost of all utilities consumed by the Nitrogen Generator. Tenant shall also pay Additional Rent on account of Operating Expenses for the Nitrogen Generator space as provided in Section 8.1. Accordingly, the calculation of “Tenant’s Share” shall be adjusted to include fifty percent (50%) of the rentable square feet of gross leasable area of the Nitrogen Generator space (as reasonably determined by Landlord).

17.4
Other Special Appurtenant Rights Tenant shall have the right in common with others to connect to and use the following systems:

(a)
Two 6’x 9’ 5,000 pound service elevators at end of both building elevations that serve all floors; full service loading docks with roll up doors that open to a common shipping/receiving area; 36,000 CFM office/laboratory HVAC and exhaust systems designed for general lab use, 25 hp CDA/Vacuum systems located at each building elevation to serve general laboratory use; and the Emergency Generator (as defined above), (collectively, the “Special Systems”) located at the Building subject to the following conditions:

(1)
Tenant’s use of the Special Systems shall be at Tenant’s sole risk (as to sufficiency) to the extent permitted pursuant to applicable Laws (Landlord making no representation or warranty regarding the sufficiency of the Special Systems for Tenant’s use);
(2)
Tenant’s use of the Special Systems shall be undertaken by Tenant in compliance with all Applicable Laws, including Hazardous Materials Laws, and Tenant shall obtain any and all permits required in connection with such use;
(3)
To the extent required for any Tenant’s Alterations, Tenant shall be responsible for connecting to the central distribution point for the Special Systems at the locations identified by Landlord in connection with Tenant’s request for approval of such Tenant’s Alterations in accordance with the Lease. Landlord shall keep the Special Systems in service throughout the Term (subject to planned shutdowns and temporary shutdowns due to Landlord’s repair and maintenance of such Special Systems, of which Landlord shall endeavor to give prior notice to Tenant (except in cases of emergency) or due to casualty or condemnation);
(4)
The costs to operate and maintain the Special Systems shall be included in Operating Expenses (unless expressly excluded in Article 8 hereof). Tenant use of the Special Systems shall not exceed Tenant’s Share of the capacity available to tenants of any such Special System; and
(5)
The use of the Special Systems shall be subject to the rules and regulations of the

Building.

Landlord may, at its sole election and by prior written notice to Tenant, add additional Special Systems to the Building in the future and make the same available to all laboratory tenants, in which case such additional systems shall be treated as Special Systems hereunder.

ARTICLE 18 CONFIDENTIALTIY

Each of Landlord and Tenant covenants and agrees that the terms of this Lease are confidential, and neither party shall, without the prior written approval of the other, disclose the terms of the Lease (except to attorneys, brokers, affiliates and advisors to each such party (each an “Advisor”), subject to the provisions below), or issue any press release, advertisement, internet posting or other similar announcement, statement or

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Exhibit 10.3

disclosure of this Lease, except to the extent otherwise required by law without the prior written approval of the

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Exhibit 10.3

other. Each of Landlord and Tenant covenants that any such respective Advisor shall preserve the confidential nature of the terms of the Lease. Each party shall direct its own Advisors not to disclose the terms of the Lease, except to an Advisor that has been advised of the terms of this Section and which agrees to be bound by the terms of this Section or as is required by law. The provisions of this Article 18 shall survive the termination of this Lease.

[the balance of this page has been intentionally left blank; signature page follows]

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Exhibit 10.3

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the intent to be legally bound thereby, to be effective as of the Effective Date.

TENANT: IDEAYA BIOSCIENCES, INC.

a Delaware corporation

By: /s/ Yujiro S. Hata

Name: Yujiro S. Hata

Title: President and CEO

LANDLORD: DW LSP 5000 SHORELINE, LLC,

a Delaware limited liability company

By: Divco West Real Estate Asset Management, Inc. a Delaware corporation

Its Agent

By: /s/ Chris Ponig

Name: Chris Ponig

Its: Authorized Signatory

Exhibit 10.3

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Exhibit 10.3

EXHIBIT A

PROJECT SITE PLAN AND OUTLINE OF THE PREMISES

This Exhibit is intended only to show the general outline of the Project and Premises. The depiction of interior windows, cubicles, modules, furniture and equipment in this Exhibit, if shown, is for illustrative purposes only, but does not mean that such items exist. Landlord is not required to provide, install or construct any such items. It is not to be scaled; any measurements or distances shown should be taken as approximate. The inclusion of elevators, stairways, electrical and mechanical closets, and other similar facilities for the benefit of occupants of the Building does not mean such items are part of the Premises.

4

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Exhibit 10.3

EXHIBIT A-1

PLAN OF PARKING SPACES

Five (5) Reserved Parking Spaces

N

ENLARGED SITE PLAN (A)

4

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Exhibit 10.3

EXHIBIT A-2 SIGNAGE PLAN

4

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Exhibit 10.3

EXHIBIT B – WORK LETTER FOR CONSTRUCTION OBLIGATIONS

This Exhibit B forms a part of that certain Lease (the “Lease”) by and between DW LSP 5000 SHORELINE LLC, a Delaware limited liability company, as Landlord, and IDEAYA BIOSCIENCES, INC., a Delaware corporation, as Tenant, to which this Exhibit is attached. If there is any conflict between this Exhibit and the Lease, this Exhibit shall govern. All capitalized terms referred to in this Exhibit shall have the same meaning provided in the Lease, except where expressly provided to the contrary in this Exhibit.

1.
Defined Terms. All defined terms referred to in this Exhibit shall have the same meaning as defined in the Lease to which this Exhibit is a part, except where expressly defined to the contrary.

2.
Additional Definitions. Each of the following terms shall have the following meaning:

“Base Building Work” - The foundations, floor slabs, roofs, exterior walls and windows, core walls, columns, all central mechanical and electrical systems serving the Building and the Property generally, any other mechanical and electrical systems located within core walls, ground floor lobby and courtyard areas, and bathrooms and elevator lobbies on multi-tenant floors, pursuant to the plans described on Exhibit B-4. The Base Building Work does not include any Tenant Alterations or Tenant Improvements to be performed by Landlord under this Work Letter.

“Construction Plans” - The complete plans and specifications for the construction of the Tenant Improvements consisting of all architectural, engineering, mechanical and electrical drawings and specifications which are required to obtain all building permits, licenses and certificates from the applicable governmental authority(ies) for the construction of the Tenant Improvements. The Construction Plans shall be prepared by duly licensed and/or registered architectural and/or engineering professionals selected by Landlord in its sole and reasonable discretion, and in all respects shall be in substantial compliance with all applicable laws, rules, regulations, building codes for the city and county where the Building is located. Landlord hereby approves HPC and DGA as architectural professionals (the parties acknowledging that Landlord intends to engage DGA for the preparation of the Construction Plans). In the event Tenant requests that Landlord retain DGA as the architect for the Tenant Improvements, Landlord agrees to use commercially reasonable efforts to retain DGA for the Tenant Improvements.

“Force Majeure Delays” - Any delay, other than a Tenant Delay, by Landlord in completing the Tenant Improvements by the Scheduled Commencement Date set forth in the Lease by reason of (i) any strike, lockout or other labor trouble or industrial disturbance (whether or not on the part of the employees of either party hereto), (ii) governmental preemption of priorities or other controls in connection with a national or other public emergency, civil disturbance, riot, war, sabotage, blockade, embargo, inability to secure customary materials, supplies or labor through ordinary sources by reason of regulation or order of any government or regulatory body, or (iii) shortages of fuel, materials, supplies or labor (not arising from Landlord’s failure to exercise prudent practices in ordering in advance long lead items), (iv) lightning, earthquake, fire, storm, tornado, flood, washout explosion, or unseasonable inclement weather or any other similar industry-wide or Building-wide cause beyond the reasonable control of Landlord, or (v) any other cause, whether similar or dissimilar to the above, beyond Landlord’s reasonable control. The time for performance of any obligation of Landlord to construct the Tenant Improvements under this Exhibit or the Lease shall be extended at Landlord’s election by the period of any delay caused by any of the foregoing events. Landlord shall use commercially reasonable efforts to keep Tenant reasonably apprised of any events that may materially delay the date of Substantial Completion.

“Space Plan” - That certain Space Plan attached hereto as Exhibit B-2, which reflect the Tenant Improvements to be constructed by Landlord. Landlord and Tenant hereby approve of the Space Plan.

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Exhibit 10.3

“Spec Buildout Sheet” - That certain list of specifications identified on Exhibit B-3 attached hereto, with respect to the Tenant Improvements to be constructed by Landlord. Landlord and Tenant hereby approve of the Spec Buildout Sheet.

“Substantial Completion,” “Substantially Complete,” “Substantially Completed” - The terms Substantial Completion, Substantially Completed and Substantially Complete shall mean when the last of the following has occurred (or would have occurred but for Tenant Delays), (a) Landlord has delivered to Tenant a written notice stating that the Tenant Improvements have been Substantially Completed substantially in accordance with the Construction Plans, except “punch list” items which may be completed without materially impairing Tenant’s use of the Premises or a material portion thereof for the Permitted Use and such work as Landlord is required to perform but cannot complete until Tenant performs necessary portions of construction work it has elected or is required to do; (b) the acquisition of a temporary or permanent certificate of occupancy or its legal equivalent allowing occupancy of the Premises; (c) all base building systems are operational and fully-commissioned to the extent of serving the Premises, and (d) delivery of a certificate of substantial completion from the architect on behalf of the contractor confirming the matters set forth in the foregoing clause (a).

“Tenant Delay” - Any incremental delay incurred by Landlord in Substantially Completing the Tenant Improvements due to (i) a delay by Tenant, or by any person employed or engaged by Tenant, in approving or delivering to Landlord any plans, schedules or information, including, without limitation, the Construction Plans beyond the applicable time period set forth in this Exhibit, if any; (ii) a delay in the performance of work in the Premises by Tenant or any person employed by Tenant; (iii) any changes requested by Tenant in or to previously approved work or in the Space Plan, Spec Buildout Sheet, or Construction Plans;

(iv) Tenant’s requests for materials and finishes which are not readily available, and/or delays in delivery of any materials specified by Tenant through change orders; (v) the failure of Tenant to pay as and when due under this Exhibits all costs and expenses to construct the Tenant Improvements to the extent Tenant is required to pay for such costs in this Exhibit; (vi) interference with the construction of the Tenant Improvements, or (vii) the acts or omission of Tenant or its employees, agents or contractors (including without limitation the failure to timely deliver plans, insurance certificates or other items required by this Lease). Notwithstanding anything to the contrary contained herein, no delay under clauses (ii), (iii), (iv), (vi) or (vii) shall constitute a Tenant Delay unless Landlord has given to Tenant reasonably detailed written notice of such delay by email to: Andres Briseno <abriseno@ideayabio.com> and legal@ideayabio.com), and Tenant fails to correct the cause thereof within one (1) business day after receipt thereof. In the event of Tenant Delay, the Commencement Date shall be accelerated so that each date shall be deemed to be one day earlier than the actual date thereof for each day of Tenant Delay.

“Tenant Improvements” - The improvements to be installed by Landlord in the portion of the Premises substantially in accordance with the Space Plan and the Spec Buildout Sheet. The type and quality of materials to be used by Landlord to construct the Tenant Improvements will be consistent with the Landlord’s standard building improvements for the Building, except as described to the contrary in the Space Plan and/or the Spec Buildout Sheet (the “Standard Specifications”).

2.
Construction of the Tenant Improvements. Landlord shall construct the Base Building Work and Tenant Improvements in accordance with this exhibit and the Lease pursuant to a construction contract to be executed by Landlord and its contractor(s). The construction contract for constructing the Tenant Improvements and the contractor(s) to perform the work shall be approved and/or selected, as the case may be, by Landlord, at its sole and absolute discretion without the consent of Tenant.

2.1
Intentionally Omitted.

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Exhibit 10.3

2.2
Construction Plans. Landlord shall cause to be prepared the Construction Plans for the Tenant Improvements that are consistent with and are logical evolutions of the Space Plan, the Spec Buildout Sheet, and the building standards, and deliver the same to Tenant for Tenant’s approval (which shall not be unreasonably withheld, conditioned or delayed). Tenant shall notify Landlord in writing within five (5) business days after receipt of Construction Plans or any preliminary plans that (i) Tenant approves of such plans; or (ii) Tenant disapproves the plans because they vary in design from the Space Plan or the Spec Buildout Sheet approved by Landlord and Tenant in the particular instances specified by Tenant in such notice (including, without limitation, the specific changes requested by Tenant), but such disapproval shall constitute a Tenant Delay (subject to the terms of such definition) unless the plans materially deviate from the Space Plan or the Spec Buildout Sheet or changes in such Space Plan or the Spec Buildout Sheet. The failure of Tenant to provide such written notice within said five (5) business day period shall be deemed as approval by Tenant of such plans.

2.3
Construction. Landlord shall construct the Tenant Improvements substantially in accordance with the Construction Plans. The construction contract for constructing the Tenant Improvements and the contractor(s) to perform the work shall be approved and/or selected, as the case may be, by Landlord at its sole and absolute discretion without the consent of Tenant. The parties anticipate that the Tenant Improvements will be “turnkey” condition and Substantially Completed by the Scheduled Commencement Date, subject to Tenant Delays and Force Majeure Delays.

2.4
Intentionally Omitted.

2.5
Tenant’s Responsibility. Tenant shall be solely responsible for the suitability for the Tenant’s needs and business of the design and function of the Tenant Improvements. Except as included in the Tenant Improvements, Tenant shall also be responsible for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (“Personal Property”) to be used in the Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant. In furtherance of the foregoing, Tenant shall be responsible for the procurement and installation of any and all equipment on the equipment list attached hereto as Exhibit B-1 (the “Equipment List”). Landlord, at its cost, shall provide the utility capacity and distribution to the locations within the Premises required for the equipment on the Equipment List. Tenant shall conform to the Building’s wiring standards in installing any telephone equipment and shall be subject to any and all rules of the site during construction.

3.
Payment of Construction Costs. Landlord shall pay for the costs to construct the Tenant Improvements based on the Space Plan and Spec Buildout Sheet approved by the parties as provided above. Any additional costs due to changes in the Tenant Improvements reflected in the Space Plan, the Spec Buildout Sheet, or in the Construction Plans requested by Tenant or as a result of any Tenant Delay shall be paid by Tenant as provided in section 4 below.

4.
Changes in Work. If Tenant at any time desires any changes, alterations or additions to the Tenant Improvements, Tenant shall submit a detailed written request to Landlord specifying such changes, alterations or additions (a “Tenant Change Request”). Without limiting the generality of the foregoing, Landlord agrees to reasonably cooperate with Tenant with respect to any Tenant Change Request that would not materially and adversely affect the value of the Project or Landlord's ability to re-lease the space upon the expiration or earlier termination of the Lease for office, laboratory or research and development purposes (as applicable), and would not increase the cost, or cause a delay in the performance of the work, unless such increase in cost or delay is economically offset by Tenant, and if such delay causes a delay in Substantial Completion, such delay is agreed in writing by Tenant to constitute a Tenant Delay. Upon receipt of any Tenant Change Request, Landlord shall promptly, and within ten (10) business days after Landlord’s receipt of the Tenant Change Request (unless such Tenant Change Request requires third party review, in which case such ten-business-day deadline shall not apply), notify Tenant of whether the matters proposed in the Tenant Change

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Exhibit 10.3

Request pursuant to the standard set forth in the preceding sentence are approved by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed) or are disapproved. If Landlord disapproves the Tenant Change Request, Landlord shall promptly notify Tenant in writing of such disapproval and the specific reasons for such disapproval, with particularity. If Landlord approves the Tenant Change Request, Landlord’s notice to Tenant regarding such approval shall specify (A) Landlord’s reasonable estimate of the number of days of Tenant Delay, if any, which shall be caused by such Tenant Change Request if implemented (including, without limitation, delays due to the need to obtain any revised plans or drawings and any governmental approvals), and (B) Landlord’s reasonable estimate of the increase, if any, which shall occur in the cost for the items or components affected by such Tenant Change Request if such Tenant Change Request is implemented (including, but not limited to, any costs of compliance with laws or governmental regulations that become applicable because of the implementation of the Tenant Change Request). If Landlord approves the Tenant Change Request, Tenant shall notify Landlord in writing, within five (5) business days after receipt of such notice (if any) from Landlord, that Tenant approves and wishes to proceed with the Tenant Change Request (including the estimated delays and cost increases, if any, described in Landlord’s notice, if any), in which event Landlord shall cause such Tenant Change Request to be incorporated into the Tenant Improvements, and Tenant shall be responsible for all actual delays and all actual costs or cost increases reasonably resulting from or attributable to the implementation of the Tenant Change Request, as a Tenant Delay. If Tenant fails to notify Landlord in writing of Tenant’s approval of and desire to proceed with such Tenant Change Request within said five (5) business day period, then such Tenant Change Request shall be deemed to be withdrawn and shall be of no further force or effect. The incremental cost of such changes and the additional costs as a result of any other Tenant Delay, including the cost to revise the Construction Plans, obtain any additional permits, construct any additional improvements required as a result thereof, the cost for materials and labor, the cost for any construction supervisory or administrative fee payable by Landlord to its property manager, and all other additional costs incurred by Landlord from resulting delays in completing the Tenant Improvements, shall be paid by Tenant to Landlord upon completion of such changes and receipt by Tenant of invoices substantiating the additional costs. Such additional costs shall be Additional Rent, payable within thirty (30) days after Tenant’s receipt of notice from Landlord (along with any applicable invoices). If Landlord does not receive such payment within said thirty (30) day period, Landlord shall have the right, in addition to any other rights or remedies available under the Lease, at law or in equity, to discontinue all or any portion of the work until it receives said payment; in which case the commencement or completion of such work shall not be deemed a waiver of Tenant’s obligation to pay for same or any additional costs or expenses incurred as a result thereof.

Any delay caused as a result of such a change or request for a change shall constitute a Tenant Delay (subject to the terms of such definition).

5.
Tenant’s Lease Default. Notwithstanding any provision to the contrary contained in the Lease, if a default by Tenant under the Lease or this Exhibit, beyond applicable notice and cure periods, has occurred at any time on or before the Substantial Completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Tenant Improvements caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Exhibit shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

6.
Warranties. Landlord shall use commercially reasonable efforts to cause the Base Building Work and the Tenant Improvements to be completed in a good and workmanlike manner and free of defect, and in good condition and repair and in compliance with all applicable laws. To Landlord’s knowledge, Landlord has not received a notice of violation of Hazardous Materials laws in the Premises. In the case of defects in the Base Building Work or Tenant Improvements first discovered after the Commencement Date, Tenant shall be deemed to have waived any claim for correction or cure thereof on the date that is eleven and a half months after the date of Substantial Completion thereof if Tenant has not then given notice of such defect to Landlord. With respect to items as to which Tenant has given adequate and timely notice hereunder, Landlord shall cause Landlord’s

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Exhibit 10.3

contractor so to remedy, repair or replace any incomplete, defective or malfunctioning aspects of the Base Building Work or Tenant Improvements, as applicable, which materially affect Tenant’s use of, access to or occupancy of the Premises, such action to occur as soon as practicable during normal working hours and so as to avoid any unreasonable interruption of Tenant’s use of the Premises. The foregoing shall constitute Landlord’s entire obligation with respect to all incomplete, defective or malfunctioning aspects of the Base Building Work and Tenant Improvements.

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Exhibit 10.3

EXHIBIT B-1

Equipment List

A	B	C	D	E	F	G	H	I	K	U	V	W	X	Y	Z	AA	AQ	AR	AS	AT	AU	AV	AW	AX	AY	AZ	BJ	BK
1					Equipment Description				Comments	Maintenance ID#	Size							Process Gas		Tag	Electrical							Tag	
2	(E) Location Bldg & Room #	(N) Location Room #	Dept Group	User	Description	MFR	Model	SN Web Link			Length (inches)	Depth (inches)	Height (inches)	Clearance	Placement F = Floor B =	Operating Weight (lbs)	Seismic Anchorage Required	N - Nitrogen	Other Gas O2 - Oxygen LN2 -		Number of Outlets	Volts (V)	Phases	Amps (A)	NEMA Configuration	Emergency Power (EP) (10 sec, restore per all safety equip, i.e.	UPS - Uninterrupted Power Supply	S = Snorkel T = Thimble C =	Alarm Monitoring
3		Tumor Bio lab	Biology	Mosab Abed	Centrifuge	ThermoFisher	Sorvall ST16	42020843		1	17.30	23.80	14.20			127						120				Not Required			
4		Tumor Bio lab	Biology	Lakshmi Subramanian	Microscope	Leica	TL3000 Ergo	6268019		2	13.60	3.40	17.20			18						33				Not Required			
5		Tumor Bio lab	Biology	Rebeca Choy	Water bath	Thermo Scientific	Precision GP10	300551998		4	15.10	15.00	9.20		B	22						200-230				Not Required			
6		Tumor Bio lab	Biology	Rebeca Choy	Water bath	VWR	1235	308298		5	19.00	10.00	14.00		B	9						120				Not Required			
7		Tumor Bio lab	Biology	Lakshmi Subramanian	Incubator	Sanyo	MCO-19AIC	91103435		6	28.40	27.90	35.40			205						115-120				E-Power			
8		Tumor Bio lab	Biology	Lakshmi Subramanian	Incubator	Sanyo	MCO-19AIC	91103459		7	28.40	27.90	35.40			205						115-120				E-Power			
9		Tumor Bio lab	Pharmacology	Lakshmi Subramanian	BSC	Nuaire	NU-543-600	189118112018	Changed to Pharmacology-Marcus	8	77.60	31.00	91.50			433						115				E-Power			
10		Tumor Bio lab	Biology	Rebeca Choy	BSC	Nuaire	NU-425-600	80566 AF2	Changed to LD	9	77.60	23.00	91.50		F	433						115				E-Power			
11		Tumor Bio lab	Biology	Rebeca Choy	Dispenser	ThermoFisher	Multidrop Combi	836-2860	Placed inside a BSC	10	18.00	12.90	8.60			20						100-240				Not Required			
12		Tumor Bio lab	Pharmacology	Marcus Fischer	BSC	Nuaire	NU-543-500	188897111018	This is owned by Pharmacology, and borrowed by LD until a new unit is ordered	11	77.60	25.40	91.50		F	433						115				E-Power			
13		Tumor Bio lab	Pharmacology	Marcus Fischer	BSC	Nuaire	NU-543-500	201224010521	Changed to Pharmacology-Marcus	12	65.60	31.00	91.50			425						115				E-Power			
14		Tumor Bio lab	Biology	Rebeca Choy	BSC	Sterigard	634338	90651/BSC-73030		13	54.75	31.00	63.75			903						115				E-Power			
15		Tumor Bio lab	Biology	Vidya Seshadri	BSC	Thermo Scientific	8312	41251663		14	74.90	31.50	62.20			485						120				E-Power			
16		Tumor Bio lab	Biology	Mosab Abed	Dispenser	Tecan	D300e	9068111157		15	15.20	9.20	18.80			33						32				Not Required			
17		Tumor Bio lab	Biology	Mosab Abed	Water bath	Precision	n/a	603011104		16	15	13	15			25						115				Not Required			
18		Tumor Bio lab	Biology	Mosab Abed	Centrifuge	Thermo	Sorvall ST8	73001508230		17	14.6	16.9	12.2			77						120				Not Required			
19		Tumor Bio lab	Biology	Vidya Seshadri	Microscope	Nikon	Eclipse TS100	301522		18	8.9	20.6	18.8			17						6				Not Required			
20		Tumor Bio lab	Biology	Rebeca Choy	Plate reader	BMG Labtech	CLARIOstar Plate Reader	430-0818		19	18.00	20.40	16.00			73						100-240				Not Required			
21		Tumor Bio lab	Biology	Rebeca Choy	Plate reader	Perkin Elmer	Envision 2105	1050721		20	16.50	21.70	22.90			110						115				Not Required			
22		Tumor Bio lab	Biology	Rebeca Choy	Plate reader	Tecan	Spark	1710009289		21	22.20	15.80	19.76			104						100-120				Not Required			
23		Tumor Bio lab	Biology	Rebeca Choy	Incubator	Binder	n/a	202100003034	Can be placed on top of 25	25	29.00	34.00	42.00		F	333						115				E-Power			
24		Tumor Bio lab	Biology	Vidya Seshadri	Incubator	Sanyo	MCO-19AIC	10360307		26	28.40	27.90	35.40			205						115-120				E-Power			
25		Tumor Bio lab	Biology	Vidya Seshadri	Incubator	Sanyo	MCO-19AIC	10360292		27	28.40	27.90	35.40			205						115-120				E-Power			
26		Tumor Bio lab	Biology	Vidya Seshadri	Incubator	Sanyo	MCO-19AIC	10360288		28	28.40	27.90	35.40			205						115-120				E-Power			
27		Tumor Bio lab	Biology	Vidya Seshadri	Incubator	Sanyo	MCO-19AIC	10340182		29	28.40	27.90	35.40			205						115-120				E-Power			
28		Tumor Bio lab	Biology	Vidya Seshadri	Incubator	Sanyo	MCO-19AIC	10360284		30	28.40	27.90	35.40			205						115-120				E-Power			
29		Tumor Bio lab	Biology	Vidya Seshadri	Incubator	Sanyo	MCO-19AIC	10350183		31	28.40	27.90	35.40			205						115-120				E-Power			
30		Tumor Bio lab	Biology	Vidya Seshadri	Incubator	Sanyo	MCO-19AIC	91103417		32	28.40	27.90	35.40			205						115-120				E-Power			
31		Tumor Bio lab	Biology	Vidya Seshadri	Incubator	Sanyo	MCO-19AIC	91103419		33	28.40	27.90	35.40			205						115-120				E-Power			
32		Tumor Bio lab	Pharmacology	Marcus Fischer	Incubator	Nuaire	NU5700	170896103017		34	25.50	27.50	36.00			233						115				E-Power			
33		Tumor Bio lab	Pharmacology	Marcus Fischer	Incubator	Nuaire	NU5700	170864020217		35	25.50	27.50	36.00			222						115				E-Power			
34		Tumor Bio lab	Biology	Rebeca Choy	Shaker and mixer	Heidolph	Shaker & mixer	200089791		36	9.80	12.40	5.00		B	12						115				Not Required			
35		Tumor Bio lab	Biology	Rebeca Choy	Centrifuge	Fisher	10955300	10955300-2334		37	11.40	14.00	5.50		B	8						100-120				Not Required			
36		Tumor Bio lab	Biology	Rebeca Choy	Centrifuge	Fisher	10955300	10955300-1077		38	11.40	14.00	5.50		B	8						100-120				Not Required			
37		Tumor Bio lab	Biology	Christian Frey	Cell analyzer	Sony	SA3800	2000314	This unit will be disposed (Peter T.)	39	26.40	25.00	27.00			209						100-240				E-Power			
38		Tumor Bio lab	Biology	Rebeca Choy	Microplate reader	Molecular Devices	Filter Max F5	26270121	Not in use but functional will try to trade in and it can stay in a box	40	15.40	22.90	9.50		B	55						100-240				E-Power			
39		Tumor Bio lab	Biology	Robert Goldstein	Digital dispenser	Tecan	D300e	9068311109N		41	15.20	9.20	18.80			33						32				E-Power			
40		Tumor Bio lab	Lead Discovery	Till Maurer	Prometheus Panta	NanoTemper	Prometheus Panta	29	Changed Biology to LD	42	18.00	20.00	20.40			77						24				E-Power			
41		Tumor Bio lab	Lead Discovery	Till Maurer	Biacore S200	GE	Biacore S200	2033431	Changed Biology to LD; updated description	43	24.00	24.60	27.60			132	yes					100-240				E-Power			
42		Tumor Bio lab	Biology	Rebeca Choy	Imaging system	GE	IN Cell Analyzer 2200	MX-01007	Not in use and not functional will try to trade in and it can stay in a box	44	45.6	26.16	24.2		B	112						100-240				E-Power			
43		Tumor Bio lab	Biology	Christian Frey	Imaging system	LI-COR	Odyssey CLX	CLX-0129		45	33	24.5	15			72						120				E-Power			
44		Tumor Bio lab	Biology	Rebeca Choy	Plate washer	BioTek	ELx405 Select CW	95242	Not in use but functional set it up in new building	46	29	13	17		B	40						100-240				Not Required			
45		Tumor Bio lab	Biology	Till Maurer	Centrifuge	Eppendorf	Centrifuge 5430	5432577136		47	8.00	13.00	11.00			15						115				Not Required			
46		Tumor Bio lab	Lead Discovery	Till Maurer	Biacore 8K+	Cytiva	Biacore 8K+	2895129	Changed Biology to LD; was marked plate reader	48	36	24.60	35			333	yes					115				E-Power			
47		Tumor Bio lab	Lead Discovery	Till Maurer	Refrigerator	Thermo	RB12004A21	W29T-147107-87	Changed Biology to LD	49	34	31	77			224	yes					120				E-Power			
48		Tumor Bio lab	Lead Discovery	Kelly Trego	Freezer (-80oC)	Nuaire	Blizzard	BI 390-16 173 0026M 37006	Changed Biology to LD	50	41	34	78			761	Yes				1	208-230	2	30	6-15	E-Power			yes
49		Tumor Bio lab	Biology	Diana Manai	Cleaner	Branson	5510R-DTH	RNC11993147186		51	19.5	16	16.5			19						120				Not Required			
50		Tumor Bio lab	Biology	Diana Manai	Balance	Mettler Toledo	AB265	1120552253		52	9.72	13.03	14.09			30										Not Required			
51		Tumor Bio lab	pharmacology	Marcus Fischer	Refrigerator	VWR	GDM-49-LD	8052680		53	78.6	32.5	50.13			575						117				E-Power			
52		Tumor Bio lab	Pharmacology	Marcus Fischer	Shaker	Fisher	88861045	HBCF43395038		54	11.72	16.6	6.8			9.9						100-240				Not Required			
53		Tumor Bio lab	Pharmacology	Marcus Fischer	Shaker	Fisher	88861023	CCF61023049		55	11.72	16.6	6.8			9.9						115				Not Required			
54		Tumor Bio lab	Biology	Marcus Fischer	Thermal Cycler	Bio-rad	S1000 Thermal Cycler	SC008936		56	12	18	8			21						100-240				Not Required			
55		Tumor Bio lab	pharmacology	Marcus Fischer	Freezer	Sanyo	MDF-U730M	10350184		57	38.25	33.5	76.75			385						100-240				E-Power			
56		Tumor Bio lab	Pharmacology	Marcus Fischer	Centrifuge	Nuwind	NU-C200V	179407032817		58	23.8	31.7	19.8		B	181						250				Not Required			
57		Tumor Bio lab	Pharmacology	Marcus Fischer	Centrifuge	Eppendorf	Centrifuge 5424	5424HM080528		59	9.4	12.6	8.94		B	29.5						115				Not Required			
58		Tumor Bio lab	Pharmacology	Marcus Fischer	Homogenizer	Qiagen	TissueLyser II	121718330XX		60	14.88	18.69	19.84			57.2						115				Not Required			
59		Tumor Bio lab	Pharmacology	Marcus Fischer	Purification system	ThermoFisher	KingFisher Flex	711-1001		61	26.77	23.6	19.96			62						120				Not Required

ACTIVE\201239119.12

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

A	B	C	D	E	F	G	H	J	K
1					Equipment Description				Comments	Maintanance ID#
2	(E) Location Bldg & Room #	(N) Location Room #	Dept Group	User	Description	MFR	Model	SN Web Link		
60		Tumor Bio lab	Pharmacology	Marcus Fischer	Shaker	BT Lab Systems	BT908	BL-630-1128		62
61		Tumor Bio lab	Pharmacology	Marcus Fischer	Freezer	Nuaire	[illegible]	[illegible]		64
62		Tumor Bio lab	Pharmacology	Marcus Fischer	Freezer	Nuaire	[illegible]	[illegible]		65
63		Tumor Bio lab	Pharmacology	Marcus Fischer	Refrigerator	True	GDM-49-HC-LD	[illegible]		66
64		Tumor Bio lab	Pharmacology	Marcus Fischer	Dissociator	Miltenyi Biotec	GentleMACS	1200		67
65		Tumor Bio lab	Pharmacology	Marcus Fischer	Homogenizer	Omni Int'l	Bead Ruptor Elite Bead Mill Homogenizer	[illegible]	Changed to Marcus	68
66		Tumor Bio lab	Pharmacology	Marcus Fischer	Cooling unit	Omni Int'l	Bead Ruptor Cryo Cooling Unit	[illegible]	Changed to Marcus	69
67		S&P lab	Lead Discovery	Ivan Shabalin	Imager	Formulatrix	Rock Imager 182+	105		70
68		S&P lab	Lead Discovery		Incubator	Molecular Dimensions	MD5-602	[illegible]		71
69		S&P lab	Lead Discovery	Kelly Trego	Refrigerator	Thermo Scientific	20LREETSA	[illegible]		72
70		S&P lab	Lead Discovery	Kelly Trego	Deli Refrigerator (AKTA)	VWR	GDM-49	[illegible]		73
71		S&P lab	Lead Discovery	Kelly Trego	Chromatography system	Cytiva	AKTA Pure	[illegible]		74
72		S&P lab	Lead Discovery	Kelly Trego	Chromatography system	Cytiva	F9-C	[illegible]		75
73		S&P lab	Lead Discovery	Kelly Trego	Chromatography system	[illegible]	[illegible]	[illegible]		76
74		S&P lab	Lead Discovery	Kelly Trego	Bacterial incubator	VWR	Incubator (non-CO2)	[illegible]		77
75		S&P lab	Lead Discovery	Ethan McSpadden	Microscope	Molecular Dimensions	Microscope with G8 cam	[illegible]		78
76		S&P lab	Lead Discovery	Ethan McSpadden	Dispenser	TTP LabTech	Dragonfly	DF-[illegible]		79
77		S&P lab	Lead Discovery	Ethan McSpadden	Mixer	TTP LabTech	[illegible]	[illegible]		80
78		S&P lab	Lead Discovery	Ethan McSpadden	Multichannel pipetting	TTP LabTech	Mosquito	[illegible]		81
79		S&P lab	Lead Discovery	Ethan McSpadden	Crystallography plate incubator	[illegible]	[illegible]	[illegible]		82
80		S&P lab	Lead Discovery	Kelly Trego	Freezer, -20oC	[illegible]		[illegible]		83
81		S&P lab	Lead Discovery	Kelly Trego	Freezer, -80oC	Thermo Scientific	[illegible]	[illegible]		84
82		S&P lab	Lead Discovery	Kelly Trego	Incubator Shaker, Bacterial	New Brunswick	Innova 44R	[illegible]		85
83		S&P lab	Lead Discovery	Kelly Trego	Incubator Shaker, Insect cells	New Brunswick	Innova 44R	[illegible]		86
84		S&P lab	Lead Discovery	Kelly Trego	High Speed Centrifuge	Beckman Coulter	Avanti J-26S XP Centrifuge	[illegible]		87
85		S&P lab	Lead Discovery	Kelly Trego	Centrifuge	Beckman Coulter	Allegra 6R Centrifuge, Bacterial	[illegible]		88
86		S&P lab	Lead Discovery	Rebeca Chiq	Liquid handler	Labcyte	Echo 650	[illegible]	Needs to be moved by vendor	89
87		S&P lab	Lead Discovery	Rebeca Chiq	Thermo controller	SMC Thermo	HECR002-A5N	WW-0101	Part of the Labcyte, needs to be next to it	90
88		S&P lab	Lead Discovery	Kelly Trego	Rotor	Beckman Coulter	JLA-16.250	[illegible]		91
89		S&P lab	Lead Discovery	Rebeca Chiq	Plate Shaker	Heidolph	Titramax 1000	[illegible]		92
90		S&P lab	Lead Discovery	Rebeca Chiq	Plate Centrifuge	Fisherbrand	[illegible]	[illegible]		93
91		S&P lab	Lead Discovery	Kelly Trego	Nanodrop	Thermo Scientific	Nanodrop One Spec	[illegible]		94
92	1	S&P lab	Lead Discovery	Kelly Trego	Eppendorf Centrifuge (protein chem)	Thermo Scientific	Sorvall Legend Micro 21R Centrifuge	[illegible]		95
93		S&P lab	Lead Discovery	Kelly Trego	Dry bath (protein chem)	Thermo Scientific	Digital Dry Bath	[illegible]		96
94		S&P lab	Lead Discovery	Kelly Trego	pH meter	Thermo Scientific	Orion Star A111	[illegible]		97
95		S&P lab	Lead Discovery	Kelly Trego	Hot plate (pH meter)	Thermo	[illegible]	[illegible]		98
96		S&P lab	Lead Discovery	Kelly Trego	Balance	Mettler Toledo	[illegible]	[illegible]		99
97		S&P lab	Lead Discovery	Kelly Trego	Balance	Mettler Toledo	[illegible]	[illegible]		100
98		S&P lab	Lead Discovery	Kelly Trego	Transfer system	Bio-rad	Trans-Blot Turbo Transfer System	[illegible]		101
99		S&P lab	Lead Discovery	Kelly Trego	Imaging	Bio-rad	ChemiDOC MP Imaging System	[illegible]		102
100		S&P lab	Lead Discovery	Kelly Trego	Crosslinker	Fisherbrand	UV Crosslinker	[illegible]		103
101		S&P lab	Lead Discovery	Kelly Trego	Purifier	Synergy	Ultrapure (Type 1) Water	[illegible]		104
102		S&P lab	Lead Discovery	Kelly Trego	Low speed Centrifuge, large (insect cells)	Beckman Coulter	Allegra 6R Centrifuge	[illegible]		105
103		S&P lab	Lead Discovery	Kelly Trego	Centrifuge	Eppendorf	Centrifuge 5417R	[illegible]		106
104		S&P lab	Lead Discovery	Kelly Trego	BSC, insect cells	Thermo	Herasafe KS12	[illegible]		107
105		S&P lab	Lead Discovery	Kelly Trego	Incubator, insect cells (no CO2)	VWR	n/a	needed		108
106		S&P lab	Lead Discovery	Kelly Trego	Cell counter, insect cells	Invitrogen	Countess II FL	[illegible]		109
107		S&P lab	Lead Discovery	Kelly Trego	Water bath, insect cells	Fisher Scientific	Isotemp 205	[illegible]		110
108		S&P lab	Lead Discovery	Kelly Trego	Freezer (-20oC)	Thermo Scientific	[illegible]	[illegible]		111
109		S&P lab	Lead Discovery	Rebeca Chiq	Seal remover	Brooks Life Science Systems	[illegible]	[illegible]	Part of the i7 automated system	112
110		S&P lab	Lead Discovery	Rebeca Chiq	Microplate sealer	Agilent	PlateLoc	[illegible]	Part of the i7 automated system	113
111		S&P lab	Lead Discovery	Rebeca Chiq	Washer	BioTek	EL 406 Washer Dispenser	[illegible]	Part of the i7 automated system	114

	U	V	W	X	Y	Z	AA	AQ	AE	AS	AT	AU	AV	AW	AX	AY	AZ	BI	BK
1	Size							Process Gas		Tag	Electrical							Tag	
2	Length (inches)	Depth (inches)	Height (inches)	Clearance	Placement F = Floor B =	Operating Weight (lbs)	Seismic Anchorage Required	N - Nitrogen	Other Gas O2 - Oxygen LN2 -		Number of Outlets	Volts (V)	Phases	Amps (A)	NEMA Configuration	Emergency Power (EP) (10 sec, restore per all safety equip, i.e. UPS)	Uninterruptible Power Supply	S = Snorkel T = Thimble C =	Alarm Monitoring
60	12	11	5			15.4						100-240				Not Required			
61	43.2	38.6	78			836					1	208-230				E-Power			
62	43.1	38.6	78			836					1	208-230				E-Power			
63	51.13	29.63	78.63			461						208-230				E-Power			
64	9	8	14			11						208-230				Not Required			
65	10.2	15.76	17.28			65						115				Not Required			
66	9.16	14.72	11.68			18						100-230				Not Required			
67	41	31	35			155						100-230				E-Power			
68	23.23	28.25	35.5			63						100-230				E-Power			
69	34	32.13	73.18		F	283	Yes				1	115	1	5		E-Power			
70	34	29	78		F	463	Yes				1	120	1	12	5-15	E-Power			
71	21.8	18.8	25		B	117	yes				1	120	1			Not Required			
72	21.6	23.6	12.8		B	46					1	120	1			Not Required			
73	14.8	23.2	7.2		B						1	120	1			Not Required			
74	23	21	25		F	122	yes				1	120	1	6.3		Not Required			
75	13.6	3.5	17.2			36.28						100-230				E-Power			
76	23.6	17	25			101.8										E-Power			
77	22.6	21.6	25.3			83.7						33				E-Power			
78	15.5	18.5	27			59						0				E-Power			
79	33.3	28.71	76			249	yes					0				E-Power			
80	38	17.6	78		F	782	yes				1	120	1	3	5-15	E-Power			
81	38	31.6	78		F	782	yes				1	230	2	6	6-15	E-Power			yes
82	53.1	34.2	26		F	523	yes				1	120	1			E-Power			
83	53.1	34.2	26		F	523	yes				1	120	1			E-Power			
84	38	33	34		F	385	yes				1	208	1	30	6-15	E-Power			
85	32	26	37		B	197	yes				1	120	1	12		E-Power			
86	33.2	26.9	36.4		B	283										UPS			
87	17.2	12	5		B	30.8										Not Required			
88	10.72		5.36		F	22.7					0	0	0	0	0	Not Required			
89	12.8	15	5		B	11										Not Required			
90	15.8	10	5.5		B	8										Not Required			
91	10	8	12.7		F	7.8					1	120	1			Not Required			
92	11.6	12.9	17.5		B	62					1	120	1	3.8		Not Required			
93	7.1	1	7.3		B	2.2					1	120	1	2.5		Not Required			
94	7.1	9.5	3.4		B	2					1	120	1			Not Required			
95	8.2	3.8	14		B	4.5					1	120	1			Not Required			
96	9	12.76	4		B	4.24					1	120	1			Not Required			
97	8.6	12.76	11.56		B	3					1	120	1			Not Required			
98	8.88	8.16	10.8		B	8					1	120	1	6.3		Not Required			
99	20.4	21.2	24.8		B	78	yes				1	120	1	5		Not Required			
100	14.37	16.37	13.25		B	40					1	120	1	2.6		Not Required			
101	11.8	13	21.3		B	22.5					1	120	1			Not Required			
102	32	26	37		B	197	yes				1	120	1	12		E-Power			
103	12.2	23.6	9.8		B	77.2					1	120	1	7		Not Required			
104	49.8	31.5	62.2		F	440					1	120	1	9.1		E-Power			
105	25	33	40		F	154	yes				1	120	1			E-Power			
106	5.5	9	9		B	8						120	1	2		Not Required			
107	11.75	5.88	6		B	4.88						120	1	2.5		Not Required			
108	34	38.9	78.5		F	414	yes				1	120	1	4.7	5-15	E-Power			
109	8.8	10	17.2		B	74										Not Required			
110	8.5	15.7	14		B	35										Not Required			
111	18.3	18	12.5		B	33										E-Power			

	A	B	C	D	E	F	G	H	J	K
1					Equipment Description				Comments	Maintanance ID#
2	(E) Location Bldg & Room #	(N) Location Room #	Dept Group	User	Description	MFR	Model	SN Web Link		
112		S&P lab	Lead Discovery	Rebeca Chiq	Workstation	Beckman Coulter	i7 Automated Workstation	[illegible]	System occupies an area of 139Lx83Wx90H, this includes tables and protruding parts	115
113		S&P lab	Lead Discovery	Rebeca Chiq	Incubator	Thermo Scientific	Cytomat 10	[illegible]	Part of the i7 automated system	116
114		S&P lab	Lead Discovery	Rebeca Chiq	Centrifuge	Beckman Coulter	Allegra X-14R Centrifuge	[illegible]	Part of the i7 automated system	117
115		Equip rm	Medicinal Chemistry	Oliver McConnell	Evaporator	SP Scientific	[illegible]	[illegible]	need exaust	118
116		Equip rm	Medicinal Chemistry	Oliver McConnell	N2 Generator	Parker Balston	N2-80	[illegible]	N2 generatour connect to air	119
117		Equip rm	Medicinal Chemistry	Josh Taggerty	Freeze Dryer	SP Scientific	[illegible]	[illegible]		120
118		Equip rm	Medicinal Chemistry	Betty Lam	Ice machine	Manitowoc	[illegible]	[illegible]	2 connection 1-water 1 drain	121
119		Equip rm	Medicinal Chemistry	Oliver McConnell	Glasswash	Getinge	Lancer Ultima 1400 LXP	[illegible]	few connection 3-water 1-drain-1 soap? others	122
120		Analytical lab	Medicinal Chemistry	Oliver McConnell		PIC Solution	SFC-PICLab 10-500 Hybrid Analytical and Prep SFC	[illegible]		123
121		Equip rm	Medicinal Chemistry	Kelly Trego	Homogenizer	Microfluidics	LM10	[illegible]		124
122		Equip rm	Medicinal Chemistry	Josh Taggerty	Freezer	Sanyo	[illegible]	[illegible]	probably need special outlet - can't access	125
123		Equip rm	Medicinal Chemistry	Josh Taggerty	Freezer	Sanyo	[illegible]	[illegible]	probably special outlet	126
124		Equip rm	Medicinal Chemistry	Oliver McConnell	Deli Fridge	True	[illegible]	[illegible]	probably special outlet can't access	127
125		Chem lab	CMC	An Nguyen	Spray dryer	ProCepT	4M8-TriX Spray Dryer	[illegible]		128
126		Chem lab	CMC	An Nguyen	Chiller	ProCepT	[illegible]	[illegible]		129
127		Chem lab	CMC	An Nguyen	Chiller	Julabo	[illegible]	[illegible]		130
128		Chem lab	Medicinal Chemistry	Oliver McConnell	Enclosures	Flow Sciences, Inc	[illegible]	[illegible]		131
129		Chem lab	Medicinal Chemistry	Oliver McConnell	Balance	Mettler Toledo	[illegible]	[illegible]		132
130		Chem lab	Medicinal Chemistry	Oliver McConnell	Balance	Mettler Toledo	[illegible]	[illegible]		133
131		Chem lab	CMC	An Nguyen	Thermogravimetric Analyzer	Thermal Analysis Lab	[illegible]	[illegible]		134
132		Chem lab	CMC	An Nguyen	Differential Scanning Calorimeter	Thermal Analysis Lab	[illegible]	[illegible]		135
133		Chem lab	CMC	An Nguyen	Xray diffractometer	Bruker	D2 Phaser 2nd Gen	[illegible]		136
134		Chem lab	CMC	Michael Dobbel	Microscope	Nikon	Eclipse Ci-POL	[illegible]		137
135		Chem lab	Medicinal Chemistry	Austin Li	Mass Spectrometer	Sciex	QTrap 6500+	[illegible]		138
136		Chem lab	Medicinal Chemistry	Austin Li	UHPLC	Shimadzu	[illegible]	[illegible]		139
137		Chem lab	Medicinal Chemistry	Austin Li	Shaking bath	Precision	Reciprocal Shaking Bath	[illegible]		141
138		Chem lab	Medicinal Chemistry	Austin Li	Mass spectrometer	ThermoFisher	Exploris 120 Orbitrap			
139		Chem lab	Medicinal Chemistry	Austin Li	UHPLC	ThermoFisher	Vanquish			
140		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	[illegible]	hard data connection	142
141		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	[illegible]		143
142		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	[illegible]		144
143		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	[illegible]		145
144		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	[illegible]		146
145		Chem lab	CMC	Michael Dobbel	Interface	Buchi	I-300	[illegible]		147
146		Chem lab	CMC	Michael Dobbel	Rotavapor	Buchi	R-300	[illegible]		148
147		Chem lab	CMC	Michael Dobbel	Heating bath	Buchi	B-300	[illegible]		149
148		Chem lab	CMC	Michael Dobbel	Vacuum pump	Buchi	V-300	[illegible]		150
149		Chem lab	CMC	Michael Dobbel	Reactor	[illegible]	[illegible]	[illegible]		151
150		Chem lab	CMC	An Nguyen	Hydraulic press	Carver	3912	needed		152
151		Chem lab	CMC	An Nguyen	LC system	Agilent	1260 Infinity II	[illegible]		155
152		Chem lab	CMC	An Nguyen	LC system	Agilent	1260 Infinity II	[illegible]		156
153		Chem lab	CMC	An Nguyen	LC system	Agilent	1260 Infinity II	[illegible]		157
154		Chem lab	CMC	An Nguyen	LC system	Agilent	1260 Infinity II	[illegible]		158
155		Chem lab	CMC	An Nguyen	Oven	Yamato	[illegible]	[illegible]		159
156		Chem lab	CMC	An Nguyen	Oven	Lab-line	Squaroid Vacuum Oven	[illegible]		160
157		Chem lab	CMC	An Nguyen	Dissolution Apparatus	Pion	Rainbow PR/mini bath	[illegible]		161

	U	V	W	X	Y	Z	AA	AQ	AE	AS	AT	AU	AV	AW	AX	AY	AZ	BI	BK
1	Size							Process Gas		Tag	Electrical							Tag	
2	Length (inches)	Depth (inches)	Height (inches)	Clearance	Placement F = Floor B =	Operating Weight (lbs)	Seismic Anchorage Required	N - Nitrogen	Other Gas O2 - Oxygen LN2 -		Number of Outlets	Volts (V)	Phases	Amps (A)	NEMA Configuration	Emergency Power (EP) (10 sec, restore per all safety equip, i.e. UPS)	Uninterruptible Power Supply	S = Snorkel T = Thimble C =	Alarm Monitoring
112	88	64	90		F											E-Power			
113	27.6	33	30.6		B											E-Power			
114	23.8	21	15.8		B	242.5										E-Power			
115	26.8	29.5	33.6			425.26	No				1	special outlet		30		Not Required			
116	24.4	20.3	68			228.8	Yes	yes - outlet								Not Required			
117	35	29	37			400					1	standard				Not Required			
118	37.5	19.7	26			168					1	standard				Not Required			
119	33.56	32.32	69.24			474					1	connected to electric bus				Not Required			
120	76	72	36			189.2	Yes									E-Power			
121	19	27	19		B	75					1		1			Not Required			
122	38.5	34.8	78.3			783					1	tbd				E-Power			
123	38.5	34.8	78.4			783					1	tbd				E-Power			
124	29.87	78.12	78.6			633	No				1	tbd				E-Power			
125	32	38	75			586			N2		1	230				Not Required			
126	32	32	48			203			N2			230				Not Required			
127	32	38	60			553.6					1	230				Not Required			
128	38	28	28													Not Required			
129	7.9	12.3	3.8			8.6	No				1	standard				Not Required			
130	7.75	19	11.5			11.7	No				1	standard				Not Required			
131	27	22	21			68			N2		1	120				Not Required			
132	35	18	32	Note needs computer (20"x21"x40")		65			N2		1	120				Not Required			
133	56	25	25	note measurements includes computer		213						100-240				Not Required			
134	19	20	25	note measurements includes computer		43.8					1	100-240				Not Required			
135	42	32	24			285						120				Not Required			
136	5.6	10.8	20			13.2										Not Required			
137	18	28	13			43										Not Required			
138																			
139																			
140	15.6	17.2	7.1			32	Yes	N - Nitrogen			1	standard				E-Power			
141	15.6	17.2	7.1			65.5	Yes	N - Nitrogen			1	standard				E-Power			
142	15.6	17.2	7.1			31	Yes	N - Nitrogen			1	standard				E-Power			
143	15.6	17.2	7.1			65.5	Yes	N - Nitrogen			1	standard				E-Power			
144	15.6	17.2	7.1			65.5	Yes	N - Nitrogen			1	standard				E-Power			
145	6.4	6.8	4.2			1.54					1	100-240				Not Required			
146	24.2	19.7	35.3			8.2					1	100-120				Not Required			
147	18	11.8	22.8			44					1	100-120				Not Required			
148	8.8	14	16.6			12.42					1	100-240				Not Required			
149	15.25	18	48			88						100-240				Not Required			
150	16	19	39			265						100-240				Not Required			
151	15.6	17.2	7.1	note also needs computer = 22"x18"x22" (LxDxH)		31						100-240				E-Power			
152	15.6	17.2	7.1	note also needs computer = 22"x18"x22" (LxDxH)		65.5						100-240				E-Power			
153	15.6	17.2	7.1	note also needs computer = 22"x18"x22" (LxDxH)		65.5						100-240				E-Power			
154	15.6	17.2	7.1	note also needs computer = 22"x18"x22" (LxDxH)		65.5						100-240				E-Power			
155	37	20	31			66						115				Not Required			
156	25	25	22			295						120				Not Required			
157	38	26	28									100-240				Not Required

ACTIVE\201239119.12

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

Row	(E) Location Bldg & Room #	(N) Location Room #	Dept Group	User	Description	MFR	Model	SN Web Link	Comments	Maintenance ID#
1					Equipment Description				Comments	Maintenance ID#
158		Chem lab	DMC	An Nguyen	Fridge	Fisher Scientific	Isotemp	1162819001170815		162
159		Chem lab	Medicinal Chemistry	Chenbo Wang	Melting Pt Apparatus	Stuart	SMP50	10540	not in use	163
160		Chem lab	Medicinal Chemistry	Jonathan Ryan	Photoreactor	Penn PhD	PhotoReactor M2 PR001	TDR		164
161		Chem lab	DMC	An Nguyen	Oven	VWR	1410 Gravity Convection Oven	1101206		165
162		Chem lab	Medicinal Chemistry	Chenbo Wang	Interface	Buchi	I-100	1000129913	in fumehood	168
163		Chem lab	Medicinal Chemistry	Chenbo Wang	Rotavapor	Buchi	R-100	1500009663	in fumehood	169
164		Chem lab	Medicinal Chemistry	Chenbo Wang	Heating bath	Buchi	B-100	1500009874	in fumehood	170
165		Chem lab	Medicinal Chemistry	Chenbo Wang	Cleaner / sonicator	Branson	1510R-MT	RKA000060416D	not in use	171
166		Chem lab	Medicinal Chemistry	Jonathan Ryan	Heating bath	Buchi	B-100	1500009872	in fumehood	172
167		Chem lab	Medicinal Chemistry	Jonathan Ryan	Rotavapor	Buchi	R-100	1500009657	in fumehood	173
168		Chem lab	Medicinal Chemistry	Jonathan Ryan	Interface	Buchi	I-100/V-100	209185	in fumehood	174
169		Chem lab	Medicinal Chemistry	Melissa Fleury	Evaporator	Genevac	EZ-2 2.3 Elite	0019	fumehood need to connect high vacc pump and a waste drain	177
170		Chem lab	Medicinal Chemistry	Melissa Fleury	Sonicator	VWR	Sonicator Symphony	181163811	in fumehood	178
171		Chem lab	Medicinal Chemistry	Melissa Fleury		Teledyne	ACCQPREP HP150/2	219F03666	in fumehood	179
172		Chem lab	Medicinal Chemistry	Muzafar Alam	Vacuum pump	Buchi	V-100	1500009920	in fumehood	180
173		Chem lab	Medicinal Chemistry	Muzafar Alam	Rotavapor	Buchi	R-100	1500009662	in fumehood	181
174		Chem lab	Medicinal Chemistry	Jiarong Li	Rotavapor/Vacuum Controller	Buchi	R-210/V-850	1000009817	in fumehood	184
175		Chem lab	Medicinal Chemistry	Jiarong Li	Heating bath	Buchi	B-100	1000037215	in fumehood	185
176		Chem lab	Medicinal Chemistry	Jiarong Li	Vacuum pump	Buchi	V-100	1000229941	in fumehood	186
177		Chem lab	Medicinal Chemistry	Santosh Keshipeddy	Rotavapor	Buchi	R-100	1500014812	in fumehood	187
178		Chem lab	Medicinal Chemistry	Santosh Keshipeddy	Heating bath	Buchi	B-100	1500016281	in fumehood	188
179		Chem lab	Medicinal Chemistry	Jiarong Li	Enclosures	Flow Sciences, Inc	FS6732	08-15-10-02		189
180		Chem lab	Medicinal Chemistry	Jiarong Li	Balance	Mettler Toledo	ME204TE	B707TC182		190
181		Chem lab	Medicinal Chemistry	Jiarong Li	Balance	Mettler Toledo	ME204TE	C131741882		191
182		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity	DEBAF04790		192
183		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity	DEAEC07452		193
184		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity	DEBAP05309		194
185		Chem lab	Medicinal Chemistry	Jose Leighton	LC system	Agilent	1290 Infinity	DEBAB00816		195
186		Chem lab	Medicinal Chemistry	Jose Leighton	Spectrometer	Agilent	6150 Quadrupole LC/MS	SG1860-9H11	not sure of exaust type	196
187		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity	DE90000871	hard data connection	197
188		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity	DEBAC10760		198
189		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity	DEBAF07358		199
190		Chem lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity	DEBAA00982	hard data connection	200
191		Chem lab	Medicinal Chemistry	Oliver McConnell	Mass detector	Agilent	InfinityLab LC/MSD	061258	not sure of exaust type	201
192		Chem lab	Medicinal Chemistry	Melissa Fleury	Evaporator	Genevac	EZ-2	123330	in fumehood	204
193		Chem lab	Medicinal Chemistry	Melissa Fleury	Stirrer	Heidolph	Stirrers	200047699		205
194		Chem lab	Medicinal Chemistry	Melissa Fleury	Stirrer	Heidolph	Stirrers	200047691		206
195		Chem lab	Medicinal Chemistry	Melissa Fleury	Vacuum pump/interface	Buchi	I-100/V-100	1500009895		207
196		Chem lab	Medicinal Chemistry	Melissa Fleury	Rotavapor	Buchi	R-100	1500009656		208
197		Chem lab	Medicinal Chemistry	Melissa Fleury	Heating bath	Buchi	B-100	1500009877		209
198		Chem lab	Medicinal Chemistry	Melissa Fleury	Hot plate	Thermo	HPS M11 Advanced	0687058021		210
199		Chem lab	Medicinal Chemistry	Melissa Fleury	Stirrer	IKA	Plate 8801	0.031124		211
200		Chem lab	Medicinal Chemistry	Melissa Fleury	Enclosures	Flow Sciences, Inc	FS6732	H100811-019	could be converted to exaust	212
201		Chem lab	Medicinal Chemistry	Melissa Fleury	Balance	Mettler Toledo	ML204T	1173871017		213
202		Chem lab	Medicinal Chemistry	Melissa Fleury	Enclosures	Air Clean Systems	PowderSafe 700 Series	AC710TC0-2517		214
203		Chem lab	Medicinal Chemistry	Melissa Fleury	Balance	Mettler Toledo	XSR205DU	C128332106		216
204		Chem lab	Medicinal Chemistry	Betty Lam	Hot plate	Thermo Scientific	SP88857190	C0719009121658116		218
205		Chem lab	Medicinal Chemistry	Betty Lam	Evaporator/Condenser	Heidolph	Hei-Vap Expert ML	200073213	in fumehood	219
206		Chem lab	Medicinal Chemistry	Carson Miller	Stirrer	IKA	5001	0.031215		220
207		Chem lab	Medicinal Chemistry	Carson Miller	Stirrer	IKA	5001	10027/1097		221
208		Chem lab	Medicinal Chemistry	Carson Miller	Stirrer	IKA	5001	0.031214		222
209		Chem lab	Medicinal Chemistry	Jose Leighton	Chromatography system	Teledyne	RF+UV	217G03333	in fumehood	226
210		Chem lab	Medicinal Chemistry	Santosh Keshipeddy	Chromatography system	Teledyne	RF+Lumen/5130	216R01606	in fumehood	227
211		Chem lab	Medicinal Chemistry	Melissa Fleury	Synthesizer	Biotage	Initiator+	13881	in fumehood	228
212		Chem lab	Medicinal Chemistry	Melissa Fleury	Chromatography system	Teledyne	RF+UV-Vis	217M02168	RF in enclosure ventilation - need exaust	229
213		Chem lab	Medicinal Chemistry	Melissa Fleury	Chromatography system	Teledyne	RF+Lumen UV	217G01089	HPLC in fumehood	230
214		Chem lab	Medicinal Chemistry	Melissa Fleury	Chromatography system	Teledyne	ACCQPREP HP125/2	217M02163	HPLC in fumehood	231
215		Chem lab	Medicinal Chemistry	Brian Jones	Chromatography system	Teledyne	60U21070	201B064280	HPLC in fumehood	232
216		Tumor Bio lab	Biology	Christian Frey	Centrifuge	Fisherbrand	14955369	10061450-1165		233
217		Tumor Bio lab	Biology	Christian Frey	Refrigerator	Thermo Scientific	10LCEETSA	1162728801170718		234
218		Tumor Bio lab	Biology	Christian Frey	Mini Fridge	Electrolux	FFPR33L2SM	6662707424		235
219		Tumor Bio lab	Biology	Christian Frey	Mini Fridge	Danby	DCR031B1WDB	0320B8305?2515		236
220		Tumor Bio lab	Biology	Christian Frey	Stirrer	IKA	5001	3.513W45		237
221		Tumor Bio lab	Biology	Christian Frey	Balance	Ohaus	NV2101	1125462039		238
222		Tumor Bio lab	Biology	Christian Frey	Transfer system	Bio-rad	TransBlot Turbo System	690BR018308		239
223		Bio lab	Biology	Vidya Seshadri	Analysis system	Sartorius	Incucyte S3	10960		240
224		Bio lab	Biology	Vidya Seshadri	Analysis system	Sartorius	Incucyte Incubator 5	12135		241
225		Bio lab	Biology	Monah Abed	Incubator	VWR	51012991	300293143		242
226		Bio lab	Biology	Monah Abed	Incubator	VWR	51012991	300293028		243
227		Bio lab	Biology	Kim Gerrick	Incubator	VWR	51012993	300300806		244
228		Bio lab	Biology	Kim Gerrick	Incubator	VWR	51012993	300292893		245
229		Bio lab	Biology	Kim Gerrick	BSC	Labconco	302611901	1806697998		246
230		Bio lab	Biology	Kim Gerrick	Multichannel Pipette	Integra	VIAFLO384	18120851		247
231		Bio lab	Biology	Vidya Seshadri	Centrifuge	Eppendorf	5430R	5428KQ105300		248
232		Bio lab	Biology	Vidya Seshadri	Microscope	Invitrogen	Evos XL Core	F1020-1727-0101		249
233		Bio lab	Biology	Vidya Seshadri	Hot tub	Boekel	Hot tub	83001464		250
234		Bio lab	Biology	Vidya Seshadri	Transfer system	Invitrogen	IB21001	0121831512		251
235		Bio lab	Biology	Vidya Seshadri	Power	Invitrogen	PowerEase Touch 350W	PS0350211119024		252
236		Bio lab	Biology	Vidya Seshadri	Power	Life Technologies	PS0100	400254367		253
237		Bio lab	Biology	Vidya Seshadri	Rocker	VWR	Rocker	190617004		254
238		Bio lab	Biology	Vidya Seshadri	Heatblock	VWR	Heatblock	181129001		255
239		Bio lab	Biology	Vidya Seshadri	Analyzer	NanoString Technologies	nCounter Sprint Profiler	1706P0202		256
240		Bio lab	Biology	Vidya Seshadri	Centrifuge	Eppendorf	5415D	542552157		257
241		Bio lab	Biology	Vidya Seshadri	Thermal Cycler	Bio-rad	C1000	CT017676		258
242		Bio lab	Biology	Vidya Seshadri	Shaker	Thermo Scientific	88880005	181129001		259
243		Bio lab	Biology	Khristina Magallanes	Microplate reader	MSD	1205	1201191216771		260
244		Bio lab	Biology	Vidya Seshadri	Rocker	VWR	Rocking Platform Model 100	12M0043D		261
245		Bio lab	Biology	Christian Frey	Purifier	Millipore	Ultrapure (Type 1) Water	F7DA96580C		262
246		Bio lab	Biology	Manas Gupta	Washer	Biotek	EL405 Select CW	217184		263
247		Bio lab	Biology	Christian Frey	Cytometer	Beckman Coulter	CytoFlex LX	41266485		264
248		Bio lab	Biology	Christian Frey	Incubator	Sanyo	MCO-18AIC	10060311		265
249		Bio lab	Biology	Christian Frey	Incubator	Sanyo	MCO-18AIC	10060299		266
250		Bio lab	Biology	Christian Frey	BSC	Nuaire	NU425-400	90563		267
251		Bio lab	Biology	Kim Gerrick	Rocker	VWR	Rocker	160526002		268
252		Bio lab	Biology	Kim Gerrick	Centrifuge	Eppendorf	5427R	5409HM937N01		269
253		Bio lab	Biology	Christian Frey	Cellometer	Nexcelom	Auto 2000	Auto2000-201-0481		270
254		Bio lab	Biology	Christian Frey	BSC	Nuaire	NU-540-500	194151109251V		271
255		Bio lab	Biology	Christian Frey	Water bath	Thermo	TSGP10	4001/0363		272
256		Bio lab	Biology	Christian Frey	BSC	Nuaire	NU-540-500	194152292519		273
257		Bio lab	Biology	Christian Frey	Microscope	Leica	DMi1	068647		274
258		Bio lab	Biology	Christian Frey	Reader	Molecular Devices	SpectraMax Plus	SPM00588		275
259		Bio lab	Biology	Christian Frey	PCR System	Life Technologies	ViiA7	278880785		276
260		Bio lab	Biology	Christian Frey	Multiplexer	Luminex Xmap Technologies	MagPix	MAGPX17173724		277
261		Bio lab	Biology	Christian Frey	PCR System	Life Technologies	QuantStudio 7Flex	278870842		278
262		Bio lab	Biology	Christian Frey	Centrifuge	Thermo Scientific	Sorvall Legend Micro 17R Centrifuge	42228663		279
263		Bio lab	Biology	Christian Frey	Centrifuge	Thermo Scientific	Sorvall Legend Micro 17R Centrifuge	42082009		280
264		Bio lab	Biology	Christian Frey	BSC	Thermo Scientific	1312	41351661		281
265		Bio lab	Biology	Christian Frey	Freezer	Norlake	Freezer			282
266		Bio lab	Biology	Christian Frey	Refrigerator	Sanyo	MPR-721R	10070112		283
267		Bio lab	Biology	Christian Frey	Freezer	Sanyo	Freezer			284
268		Bio lab	Biology	Christian Frey	Refrigerator	Fisherbrand	Isotemp	1150?0?801?90?10		285
269		Bio lab	Biology	Kim Gerrick	Mini Fridge	Danby	DAR044A4WDD-6	5318083062587		286
270		Bio lab	Biology	Kim Gerrick	Mini Fridge	Haier	Mini Fridge	1602353015		287
271		Analytical lab	Medicinal Chemistry	Jose Leighton	Balance	Mettler Toledo	AT261 Delta Range	1119052511		288
272		Analytical lab	Medicinal Chemistry	Jose Leighton	Centrifuge	Eppendorf	5415	5405815197?0		289
273		Analytical lab	Medicinal Chemistry	Jose Leighton	Homogenizer	Omni Int'l	Bead Ruptor 12	20613021		290
274		Analytical lab	Medicinal Chemistry	Jose Leighton	N2 generator	Parker Balston	N2-40	PTS ID 07170282		291
275		Analytical lab	Medicinal Chemistry	Jose Leighton	Water bath	Emerson Branson	1800	RSA041224850		293
276		Analytical lab	Medicinal Chemistry	Jose Leighton	Stirrer	IKA	5001	0.031219		294
277		Analytical lab	Medicinal Chemistry	Jose Leighton	Heating and stirring module	Thermo Scientific	TS-18821	1210000805		295
278		Analytical lab	Medicinal Chemistry	Jose Leighton	Mini Fridge	Thermo Scientific	Mini Fridge	473101		296
279		Analytical lab	Medicinal Chemistry	Jose Leighton	Mixer	Eppendorf	Thermomixer C	5382JR038812		297
280		Analytical lab	Medicinal Chemistry	Jose Leighton	Mixer	Eppendorf	Thermomixer C	5382JR338801		298
281		Analytical lab	Medicinal Chemistry	Jose Leighton	Mixer	Eppendorf	Thermomixer C	5382JN750029		299
282		Analytical lab	Medicinal Chemistry	Jose Leighton	N2 generator	Peak Scientific	Genius 3S Nitrogen	7201051		300
283		Analytical lab	Medicinal Chemistry	Jose Leighton	Vacuum pump	MD Nodos	MRSP B	M3-9802-210150-69428		301

Row	Length (inches)	Depth (inches)	Height (inches)	Clearance	Placement F = Floor B =	Operating Weight (lbs)	Seismic Anchorage Required	N - Nitrogen	Other Gas O2 - Oxygen LN2 -	Tag	Number of Outlets	Volts (V)	Phases	Amps (A)	NEMA Configuration	Emergency Power (EP) (10 sec, restore per all safety equip. i.e. UPS -	Uninterruptible Power Supply	S = Snorkel T = Thimble C =	Alarm Monitoring
1	Size							Process Gas		Tag	Electrical							Tag	
158	36	30	74.13			401						115				E-Power			
159	12	6.50	14.52									120				Not Required			
160	9	12	19			6.6						100-240				Not Required			
161	17	19	21			65						120				Not Required			
162	6.3	8.8	4.3			1.54					1	standard				Not Required			
163	24.2	19.7	35.4			8.2					1	standard				Not Required			
164	18	12.8	22.8			44					1	standard				Not Required			
165	12	11.5	10			7										Not Required			
166	18	12.8	22.8			44					1	standard				Not Required			
167	24.2	19.7	35.3			8.2					1	standard				Not Required			
168	6.3	8.8	4.2			1.54					1	standard				Not Required			
169	22.8	25.6	28			237.6					1	standard				Not Required			
170	11.5	6	19.5								1	standard				Not Required			
171	18	20	27.5			80.5					1	standard				E-Power			
172	8.8	14	16.6			12.32					1	standard				Not Required			
173	24.2	19.7	35.4			8.2					1	standard				Not Required			
174	24.2	19.7	35.3			8.2					1	standard				Not Required			
175	18	12.8	22.8			44					1	standard				Not Required			
176	8.8	14	16.6			12.32					1	standard				Not Required			
177	24.2	19.7	35.3			8.2					1	standard				Not Required			
178	18	12.8	22.8			44					1	standard				Not Required			
179	24	23	24			293					1	standard				Not Required			
180	7.9	11.69	19.4			12.3					1	standard				Not Required			
181	8.4	13.76	13.76			11.7					1	standard				Not Required			
182	15.6	17.2	7.3			33.5	Yes	N - Nitrogen			1	standard				E-Power			
183	15.6	17.2	7.3			33.5	Yes	N - Nitrogen			1	standard				E-Power			
184	15.6	17.2	7.3			33.5	Yes	N - Nitrogen			1	standard				E-Power			
185	15.6	17.2	7.5			33.5	Yes	N - Nitrogen			1	standard				E-Power			
186	15.6	17.2	7.2			33.5	Yes	yes			5 total	standard				E-Power			
187	15.6	17.2	7.3			33.5	Yes	N - Nitrogen			1	standard				E-Power			
188	15.6	17.2	7.5			33.5	Yes	N - Nitrogen			1	standard				E-Power			
189	15.6	17.2	7.3			33.5	Yes	N - Nitrogen			1	standard				E-Power			
190	15.6	17.2	7.5			33.5	Yes	N - Nitrogen			1	standard				E-Power			
191	15.6	17.2	7.5			33.5	Yes	yes			5 total	standard				E-Power			
192	22.8	25.6	28			237.6					1	standard				Not Required			
193	6.92	11.09	3.78			6.48					1	standard				Not Required			
194	6.92	11.09	3.78			6.38					1	standard				Not Required			
195	8.8	14	16.6			12.32					1	standard				Not Required			
196	24.2	19.7	35.4			8.2					1	standard				Not Required			
197	18	12.8	22.8			44					1	standard				Not Required			
198	6.34	11.02	3.98			8.5					1	standard				Not Required			
199	6.4	10.8	4.4			5.86					1	standard				Not Required			
200	24	23	23			295					1	standard				Not Required			
201	7.2	11.8	13			13.89										Not Required			
202	32	23	48			152					1	standard				Not Required			
203	7.9	19.28	11.68			11.7					1	standard		2.25		Not Required			
204	8.2	13	3.8			12					1	standard		12		Not Required			
205	29.56	21.28	33.48			44					1	standard		1.6-1.7		Not Required			
206	6.4	10.8	4.4			5.86					1	standard				Not Required			
207	6.4	10.8	4.4			5.06					1	standard				Not Required			
208	6.4	10.8	4.4			5.86					1	standard				Not Required			
209	16.9	17	26.8			53.9	No				1	standard				E-Power			
210	16.9	17	26.8			53.8		yes			1	standard				E-Power			
211	13.4	19.6	16.6			40.5		yes			1	standard				E-Power			
212	16.9	17	26.8			53.8					1	standard				E-Power			
213	16.9	17	26.8			53.9		yes			1	standard				E-Power			
214	18	20	27.5			80.5					1	standard				E-Power			
215	16.9	17	26.8			53.8					1	standard				E-Power			
216	11.8	10	5.5			8										Not Required			
217	23.63	25	55.75			152										E-Power			
218	18.5	17.75	33.88			58										E-Power			
219	18.5	17.5	33.88			53										E-Power			
220	6.4	10.8	5.3			5.06										Not Required			
221	3.35	10.3	7.25			5										Not Required			
222	8.88	10.6	8.16			8										Not Required			
223	17	22.5	5.5			41										Not Required			
224	17	22.5	6.7			43										Not Required			
225	21.3	20	26.8			260										E-Power			
226	21.3	20	26.8			260										E-Power			
227	21.3	20	26.8			260										E-Power			
228	21.3	20	26.8			260										E-Power			
229	78.3	31.2	89.2			903										E-Power			
230	16.6	11.9	21.3			61.1										Not Required			
231	19	11.7	25.2			123.5										E-Power			
232	6	12.5	21			20.1										Not Required			
233	13.25	8.25	15.38			14										Not Required			
234	8	6.3	10.8			5.28										Not Required			
235	13	10.5	18.2			6.2										Not Required			
236	8	11.6	2.8			5.73										Not Required			
237	12	8	18			7.9										Not Required			
238	8	15.5	3.5			3.5										Not Required			
239	28.4	31.6	42.8			179.63										Not Required			
240	9.2	12.6	9.2			18.7										Not Required			
241	10	16	9			20										Not Required			
242	15.2	19.2	10.4			28.2										Not Required			
243	18.5	21.9	26.8			152										UPS			
244	15.6	13	26.5			15										Not Required			
245	11.4	15	21.3			22.5										Not Required			
246	19	15	17			40										Not Required			
247	23.8	28.9	17.8			176.2										Not Required			
248	24.4	27.9	35.8			209										E-Power			
249	24.4	27.9	35.8			209										E-Power			
250	77.6	31	81.5			410										E-Power			
251	12	6	18			7.5										Not Required			
252	12.6	21.3	10			60.3										Not Required			
253	11.1	12.8	18.9			26										Not Required			
254	65.6	31	81.5			410										E-Power			
255	15.1	15.5	9.2			20										Not Required			
256	65.6	31	81.5			410										E-Power			
257	9	19	21			24										E-Power			
258	22.8	13	8.6			13.6										E-Power			
259	23	23	25.4			348										E-Power			
260	6.5	24.5	17			38.5										E-Power			
261	14.53	21	21.88			81.6										E-Power			
262	22.2	26.8	31.5			255.7										E-Power			
263	22.2	26.8	31.5			255.7										E-Power			
264	79.8	31.5	62.2			492										E-Power			
265	28	26.25	67.75			183										E-Power			
266	32.3	32.7	77			426										E-Power			
267	42	33	79			802										E-Power			
268	34	30.5	73.13			401										E-Power			
269	18.5	17.5	33.88			54										E-Power			
270	18.5	17.5	33.88			53										E-Power			
271	9.64	17.44	13.56			25.46	No				1	standard				Not Required			
272	12.2	23.6	9.8			77.2	No				1	standard				Not Required			
273	13.2	15.76	17.28			65	No				1	standard				Not Required			
274	24.8	20.9	68			219.8	Yes	N - Nitrogen			1	standard				Not Required			
275	12	11.5	10			7	No				1	standard				Not Required			
276	6.3	10.8	4.4			5.86	No				1	standard				Not Required			
277	3.76	6	3.94			8.8	No				1	standard				Not Required			
278	18.5	17.5	33.88			53	No				1	standard				E-Power			
279	8.1	12	5.4			13.9	No				1	standard				Not Required			
280	8.1	12	5.4			13.9	No				1	standard				Not Required			
281	8.1	12	5.4			13.9	No				1	standard				Not Required			
282	22.4	15.3	27.6			203.8	Yes	N - Nitrogen			1	standard				Not Required			
283	18	26.5	25.2			47.53	No	N - Nitrogen			1	standard				Not Required

ACTIVE\201239119.12

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

Equipment Description				Comments	Maintenance ID#	Size							Process Gas		Tag	Electrical							Tag	
2	(E) Location Bldg & Room #	(N) Location Room #	Dept Group	User	Description	MFR	Model	SN Web Link			Length (inches)	Depth (inches)	Height (inches)	Clearance	Placement F = Floor B =	Operating Weight (lbs)	Seismic Anchorage Required	N - Nitrogen	Other Gas O2 - Oxygen LN2 -		Number of Outlets	Volts (V)	Phases	Amps (A)	NEMA Configuration	Emergency Power (EP) (10 sec, restore per all safety equip, i.e.	UPS - Uninterrupt ible Power Supply	S = Snorkel T = Thimble C =	Alarm Monitoring
284		Analytical lab	Medicinal Chemistry	Jose Leighton	UPS	Ametek Powervar	ABCE3F6002-11	42960C129-0040038		402	9.8	28.3	32.5			249	Yes				1	240?				Not Required			
285		Analytical lab	Medicinal Chemistry	Jose Leighton	Spectrometer	Thermo Scientific	TSQ Quantis	TSQ-Q-10581		403	40	33	27			275	Yes	N - Nitrogen			2	standard				E-Power			
286		Analytical lab	Medicinal Chemistry	Jose Leighton	Potentiometer	Prism	Sirius T3 Dispenser Module	T3DM/0B01117		404	33	19.5	28			187.39	Yes				1	standard				E-Power			
287		Analytical lab	Medicinal Chemistry	Jose Leighton	Cryostorage	Worthington Industries	24K-C1200	00818		405	48.5	35	48			405	Yes				1					Not Required			
288		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEBAD26185		406	15.6	17.2	7.1			35.5	Yes	N - Nitrogen			1	standard				E-Power			
289		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEBAQ5753		407	15.8	17.2	7.1			45.3	Yes	N - Nitrogen			1	standard				E-Power			
290		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEBAE09311		408	15.6	17.2	7.1			45.3	Yes	N - Nitrogen			1	standard				E-Power			
291		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	DEAE618117		409	15.6	17.2	7.1			35.5	Yes	N - Nitrogen			1	standard				E-Power			
292		Analytical lab	Medicinal Chemistry	Oliver McConnell	Mass detector	Agilent	InfinityLab LC/MSD	SG2209R012		410	15.8	17.2	7.1			45.3	Yes	N - Nitrogen			1	standard				E-Power			
293		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEBAE06180		411	15.8	17.2	7.1			45.3	Yes	N - Nitrogen			1	standard				E-Power			
294		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEBAQ05802		412	15.6	17.2	7.1			35.5	Yes	N - Nitrogen			1	standard				E-Power			
295		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEBAE09332		413	15.8	17.2	7.1			45.3	Yes	N - Nitrogen			1	standard				E-Power			
296		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEAE628090		414	15.8	17.2	7.1			45.3	Yes	N - Nitrogen			1	standard				E-Power			
297		Analytical lab	Medicinal Chemistry	Oliver McConnell	Mass detector	Agilent	InfinityLab LC/MSD	SG2205R013		415	15.6	17.2	7.1			35.5	Yes	N - Nitrogen			1	standard				E-Power			
298		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEBBE06686		416	15.6	17.2	7.1			35.5	Yes	N - Nitrogen			1	standard				E-Power			
299		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1290 Infinity II	DEBBU03384		417	15.8	17.2	7.1			45.3	Yes	N - Nitrogen			1	standard				E-Power			
300		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	DEAE100745		418	15.6	17.2	7.1			33	Yes	N - Nitrogen			1	standard				E-Power			
301		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	DEAE619527		419	15.6	17.2	7.1			33	Yes	N - Nitrogen			1	standard				E-Power			
302		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC system	Agilent	1260 Infinity II	DEAEH02153		420	15.8	17.2	7.1			43	Yes	N - Nitrogen			1	standard				E-Power			
303		Analytical lab	Medicinal Chemistry	Oliver McConnell	Mass detector	Agilent	InfinityLab LC/MSD	SG2212R023		421	15.8	17.2	7.1			45.3	Yes	N - Nitrogen			1	standard				E-Power			
304		Analytical lab	Medicinal Chemistry	Oliver McConnell	Spectrometer	Bruker	400 UltraShield	BZH57/400/67C, ID305/52-2710		422	46.8	39	68.64			596	Yes		Liquid Nitrogen		1	110-240				E-Power			
305		Analytical lab	Medicinal Chemistry	Oliver McConnell	pH/Ion meter	Mettler Toledo	SevenCompact S220 KIT	C107177858		423	2.98	6.96	8.16			1.98	No				1	standard				Not Required			
306		Analytical lab	Medicinal Chemistry	Oliver McConnell	Spectrometer	Thermo Scientific	Nicolet Summit FTIR Spectrometer	B2M2010614		424	13.3	12.7	9.6			27.72	No				1	standard				Not Required			
307		Analytical lab	Medicinal Chemistry	Oliver McConnell	Polarimeter	Jasco	P-2000	B252461232		425	26.12	9.90	14.36			68	No				1	standard				Not Required			
308		Analytical lab	Medicinal Chemistry	Oliver McConnell	Spectrometer	Bruker	Fourier Nanobay/Avance III HD	Z158003 SCL02.00/08568		426	17.55	35.50	27.68			309	No				1	110-240				E-Power			
309		S&P lab	Medicinal Chemistry	Kelly Trego	Ultrasonic cleaner	Branson	M3800H	RCN062132846B	[illegible]	427	15.8	14.9	15.6		B	14.28						120	1	5		Not Required			
310		Analytical lab	Medicinal Chemistry	Austin Li	Fraction collector	Foxy	Foxy 200	20512013		428	11.8	23	15			23	No				1	standard				Not Required			
311		Analytical lab	Medicinal Chemistry	Oliver McConnell	HPLC Valve System	Agilent	1100 Series	JP00718786		429	18.5	17	7			38	No				1	standard				E-Power			
312		Analytical lab	Medicinal Chemistry	Oliver McConnell	HPLC Valve System	Agilent	1100 Series	DE40828754		430	18.5	17	7			38	No				1	standard				E-Power			
313		Analytical lab	Medicinal Chemistry	Oliver McConnell	HPLC Valve System	Agilent	1100 Series	JS83833969		431	18.5	17	7			38	No				1	standard				E-Power			
314		Analytical lab	Medicinal Chemistry	Oliver McConnell	HPLC Valve System	Agilent	1100 Series	DE91611679		432	18.5	17	7			38	No				1	standard				E-Power			
315		Analytical lab	Medicinal Chemistry	Oliver McConnell	HPLC Valve System	Agilent	1100 Series	DE11101098		433	18.5	17	7			38	No				1	standard				E-Power			
316		Analytical lab	Medicinal Chemistry	Oliver McConnell	N2 detector	Antek Instruments	8060	10-328		434	15	20	21			82	Yes				1	standard				E-Power			
317		Analytical lab	Medicinal Chemistry	Oliver McConnell	Multichannel interface	Agilent	Interface 35900E	CN00004700		435	10	11.8	4.16			33	No				1	standard				E-Power			
318		Analytical lab	Medicinal Chemistry	Oliver McConnell	Spot cooler	Movin Cool	Office Pro 18	1170126180		436	22	27	43			175	No				1	standard				E-Power			
319		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC pump	Perkin Elmer	Series 200 LC Pump	291N3092802		437	12.2	17.2	5.6			35	No				1	standard				E-Power			
320		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC pump	Perkin Elmer	Series 200 LC Pump	291N1092105	not in use	438	12.2	17.2	5.6			35	No				1	standard				E-Power			
321		Analytical lab	Medicinal Chemistry	Oliver McConnell	LC pump	Perkin Elmer	Series 200 LC Pump	291N8311802	not in use	439	12.2	17.2	5.6			33	No				1	standard				E-Power			
322		TC Room	Biology	Moriah Abed	Rocker	VWR	Rocking Rocker 2 Tier	1901230006		440	13	17	9			16										Not Required			
323		S&P lab	Biology	Kelly Trego	Microscope	Olympus	CKX41SF	3K12604	Being used for Insect Cell work	441	6.5	20.62	18.55		B	28.6						120	1	0.85		Not Required			
324		TC Room	Biology	Moriah Abed	Thermal Cycler	Bio-rad	C1000	CT017113		442	10	18	9			33										Not Required			
325		TC Room	Biology	Moriah Abed	Droplet Generator	Bio-rad	Automated Droplet Generator	773BR2075		443	26	22	26			103										Not Required			
326		TC Room	Biology	Moriah Abed	Plate Sealer	Bio-rad	PX1	773BR1259		444	7.6	9.8	8.6			16										Not Required			
327		TC Room	Biology	Moriah Abed	Imager	Bio-rad	ChemiDoc MP+ with Image Lab Software	721BR12417		445	24	14.8	30.8			70.4										Not Required			
328		TC Room	Biology	Damien Garrett	Microscope	Invitrogen	Evos M5000	AMF20-1259-0073		446	18	18	23			48										Not Required			
329		TC Room	Biology	Damien Garrett	Dismembrator	Fisher Scientific	FB120	W21430-12-16		447	8	13.5	6			9.3										Not Required			
330		TC Room	Biology	Oliver McConnell	Ice maker	Hoshizaki	F-450MAJ/B-400SF	F10094M/S5618BC		448	22	27	78			295	No				1					Not Required			
331		Stockroom (Temp.)	Medicinal Chemistry	Oliver McConnell	Centrifuge	Fisherbrand	18951U100	L0953490-C189		449	11.8	13	5.5			8	No					standard				Not Required			
332		Stockroom (Temp.)	Medicinal Chemistry	Oliver McConnell	Tubing cutter	Restek	TC-20	20263025		450	8	4.25	6.25			16.25	No				1	standard				Not Required			
333		Stockroom (Temp.)	Medicinal Chemistry	Oliver McConnell	Column switcher	Rheodyne	EV500-100-01	12389		451	10	12	21.75			10	No				1	standard				Not Required			
334		Stockroom (Temp.)	Medicinal Chemistry	Oliver McConnell	Column switcher	Labpro Rheodyne	PR500-100-03	0761		452	10	12	21.75			10	No					standard				Not Required			
335		Vivarium	Pharmacology	Eugene Freyman	BSC	Nuaire	NU-427-400	92524080404		453	50	29	78			583										E-Power			
336		Vivarium	Pharmacology	Eugene Freyman	Chest freezer	Labrep Co	LRFS-CT25	16171223		454	28.5	22	39			202										E-Power			
337		Vivarium	Pharmacology	Eugene Freyman	BSC	Nuaire	NU-543-500	185563031718		455	77.6	23.0	91.5			612										E-Power			
338		Vivarium	Pharmacology	Marius Fischer	Anesthesia system	VetEquip	Inhalation Anesthesia System	02-3636		456	15	15	22			35.86										Not Required			
339		Vivarium	Pharmacology	Eugene Freyman	Vaporizer	VetEquip	V-1 901806	X86796		457	9	11	10			13										Not Required			
340		Vivarium	Pharmacology	Eugene Freyman	Pump	VetEquip	Pump	SC-10829		458	5.5	13	6			13										Not Required			
341		Vivarium	Pharmacology	Eugene Freyman	Hotplate and spinner	VWR	Hotplate and spinner	150212003		459	8.2	3.8	13			8.5										Not Required			
342		Vivarium	Pharmacology	Marius Fischer	Rack	Innovive	Rack	130074		460	62.9	18	83			203										E-Power			
343		Vivarium	Pharmacology	Marius Fischer	Rack	Innovive	Rack	130013		461	62.9	18	83			203										E-Power			
344		Vivarium	Pharmacology	Marius Fischer	Centrifuge	Eppendorf	5430R	5428GN524721		462	15	11.7	26.2			123.5										Not Required			
345		Vivarium	Pharmacology	Eugene Freyman	Sterilizer	Fisher Scientific	Sterilizer 26	20960D313-013		463	21.25	20	17			123.2										Not Required			
346		Vivarium	Pharmacology	Eugene Freyman	Refrigerator	Accucold	CPL3	20170208311		464	24.63	23	59.75			143										E-Power

ACTIVE\201239119.12

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

A	B	C	D	E	F	G	H	J	K	U	V	W	X	Y	Z	AA	AQ	AR	AS	AT	AU	AV	AW	AX	AY	AZ	BJ	BK
1					Equipment Description				Comments	Maintanance ID#	Size							Process Gas		Tag	Electrical							Tag	
2	(E) Location Bldg & Room #	(N) Location Room #	Dept Group	User	Description	MFR	Model	SN Web Link			Length (inches)	Depth (inches)	Height (inches)	Clearance	Placement F = Floor B =	Operating Weight (lbs)	Seismic Anchorage Required	N - Nitrogen	Other Gas O2 - Oxygen LN2 -		Number of Outlets	Volts (V)	Phases	Amps (A)	NEMA Configuration	Emergency Power (EP) (10 sec, restore per all safety equip, i.e. UPS -	Uninterruptible Power Supply	S = Snorkel T = Thimble C =	Alarm Monitoring
347		Vivarium	Pharmacology	Eugene Freyman	Ultrasonic cleaner	Cell Point Scientific - Sonics	Ultrasonic cleaner	1869		365	4.88	5.9	3.15			5.5										Not Required			
348		Vivarium	Pharmacology	Eugene Freyman	Balance	Mettler Toledo	PB8001-L	1127052567		366	10	13	3			14.6										Not Required			
349		Vivarium	Pharmacology	Eugene Freyman	Vaporizer	Vetequip	V-1 901806	VE1064		367	8	11	14			15										Not Required			
350		Vivarium	Pharmacology	Eugene Freyman	Pump	Vetequip	Pump	SC-10623		368	5.5	12	6			10										Not Required			
351		Vivarium	Pharmacology	Marcus Fischer	BSC	Nuaire	NU-543-600	181028871717		369	77.6	31	91.5			410										E-Power			
352		Vivarium	Pharmacology	Eugene Freyman	HEPA Vacuum		C83910-37	17070010		370	24	23	27.75			35										Not Required			
353		Vivarium	Pharmacology	Marcus Fischer	Rack	Innovive	Rack	163859		371	62.9	18	83			203										E-Power			
354		Vivarium	Pharmacology	Eugene Freyman	Spot cooler	Movin Cool	Office Pro 18	1170120180		372	21	27	48			172										Not Required			
355		Vivarium	Pharmacology	Marcus Fischer	Anesthesia system	Vetequip	Inhalation Anesthesia System	02-1571		373	15	13	12			35.86										Not Required			
356		Vivarium	Pharmacology	Marcus Fischer	BSC	Nuaire	NU-543-600	181027871717		374	77.6	31	91.5			410										E-Power			
357		Vivarium	Pharmacology	Marcus Fischer	Anesthesia system	Vetequip	Inhalation Anesthesia System	02-1533		375	15	13	12			35.86										Not Required			
358		Vivarium	Pharmacology	Eugene Freyman	Vaporizer	Vetequip	V-1 901806	VE1318		376	8	11	14			15										Not Required			
359		Vivarium	Pharmacology	Eugene Freyman	Pump	Vetequip	Pump	SC-10718		377	5.5	12	6			10										Not Required			
360		Vivarium	Pharmacology	Marcus Fischer	Rack	Innovive	Rack	123005		378	62.8	31.3	70.9			403										E-Power			
361		Vivarium	Pharmacology	Eugene Freyman	Hotplate and spinner	Thermo Scientific	Hotplate and spinner	SMKT06095		379	8.2	5.8	14			8.5										Not Required			
362		Vivarium	Pharmacology	Marcus Fischer	Rack	Innovive	Rack	128865		380	62.8	31.3	70.9			403										E-Power			
363		Vivarium	Pharmacology	Marcus Fischer	Hotplate and spinner	Thermo Scientific	Hotplate and spinner	H88T06838		381	8.2	5.8	14			8.5										Not Required			
364		Chem lab	Chemistry	Oliver McConnell	Degassing unit	Shimadzu	DGU-403	L22175905542		382	13.4	16.55	2.85			11	Yes				1	standard				E-Power			
365		Chem lab	Chemistry	Oliver McConnell	Solvent Delivery Module	Shimadzu	LC-40D X3	L22436050753		383	13.4	16.53	5.5			33	Yes				1	standard				E-Power			
366		Chem lab	Chemistry	Oliver McConnell	Solvent Delivery Module	Shimadzu	LC-40D X3	L22436050752		384	13.4	16.53	5.5			33	Yes				1	standard				E-Power			
367		Chem lab	Chemistry	Oliver McConnell	Auto Sampler	Shimadzu	SIL-40C X3	L22465950827		385	13.4	16.55	11.2			52.8	Yes				1	standard				E-Power			
368		Chem lab	Chemistry	Oliver McConnell	System Controller	Shimadzu	SCL-40	L22325950679		386	13.4	16.53	5.6			13.2	Yes				1	standard				E-Power			
369		Chem lab	Chemistry	Oliver McConnell	Photo Diode Array Detector	Shimadzu	SPD-M40	L22276051090		387	13.4	16.55	5.5			22	Yes				1	standard				E-Power			
370		Chem lab	Chemistry	Oliver McConnell	Column Oven	Shimadzu	CTO-40C	L22315951003		388	13.4	16.53	14.6			40.2	Yes				1	standard				E-Power			
371		Analytical lab	Medicinal Chemistry	Oliver McConnell	Detector	Thermo Scientific	VH-D10-A	8021864		389	16.5	24.3	7.6			38.6	Yes				1	standard				E-Power			
372		Analytical lab	Medicinal Chemistry	Oliver McConnell	Detector	Thermo Scientific	VF-D11-A	8021903		390	16.5	24.3	6.3			41.2	Yes				1	standard				E-Power			
373		Analytical lab	Medicinal Chemistry	Oliver McConnell	Auto Sampler	Thermo Scientific	VF-A10-A	8022616		391	16.5	24.3	11.8			48.5	Yes				1	standard				E-Power			
374		Analytical lab	Medicinal Chemistry	Oliver McConnell	Pump	Thermo Scientific	VF-P10-A	8022673		392	16.5	24.3	7.6			47	Yes				1	standard				E-Power			
375		Analytical lab	Medicinal Chemistry	Oliver McConnell	Column compartment	Thermo Scientific	VH-C10-A	8008091		393	4.4	16.8	28			28.6	Yes				1	standard				E-Power			
376		Analytical lab	Medicinal Chemistry	Oliver McConnell	Column compartment	Thermo Scientific	VH-C10-A	8008085		394	4.4	16.8	28			28.6	Yes				1	standard				E-Power			
377		Analytical lab	Medicinal Chemistry	Oliver McConnell	Column compartment	Thermo Scientific	VH-C10-A	8008077		395	4.4	16.8	28			28.6	Yes				1	standard				E-Power			
378		Chem lab	Medicinal Chemistry	Betty Lam	Stirrer	IKA	RO 10 P S1	0.088442	not found	396	7.5	22.5	2.68			11					1	standard				Not Required			
379		S&P lab	Lead Discovery	Kelly Trego	Chromatography system	Wyatt tech	WMIDI-01	6270-8823		397	14.8	23.2	7.3													Not Required			
380		Chem lab	Medicinal Chemistry	Betty Lam	Stirrers	Heidolph	MR Hei-Connect	030199831 0119		398	6.92	11.08	3.76			5.72					1	standard				Not Required			
381		TC Room	Biology	Vidya Seshadri	Dismembrator	Fisher Scientific	F550	F15748		399	7.5	19.5	11.6			14										Not Required			
382		Chem lab	CMC	Michael Dalzel	Ministat	Huber	Pilot One Ministat	313678		400	11	16	26		F	81.55					1	115				Not Required			
383		Bio lab	Biology	Christian Frey	Refrigerator	Fisherbrand	Isotemp	4305532286		401	38	30.5	73.13			403										E-Power			
384		Chem lab	Chemistry	Betty Lam	Mini Fridge	Nexus Scientific	U2005FABA	N13D-154985-ND		402	18.5	17.5	33.88			53					1	standard				E-Power			
385		Chem lab	Chemistry	Austin Li	Generator	Parker Balston	LCMS-5001NTNA	LCMS-5001NTNA-11256		403	44	21	41			157										E-Power			
386		Chem lab	CMC	An Nguyen	Circulator	Julabo	Corio CD	10019172		404	9	17	17			5.8						115				Not Required			
387		Chem lab	CMC	An Nguyen	Dismembrator	Fisher Scientific	FB505	11543283-11-03		405	9	16	35			14						110				Not Required			
388		Chem lab	Chemistry	Betty Lam	Mini Fridge	Nordic Laboratory	U2005FA1S	6180-607768-FD		406	18.5	17.5	33.88			53					1	standard				E-Power			
389		Tumor bio lab	Lead Discovery	Lakshmi Subramanian	Incubator	Eppendorf	CellXpert C170i	6731KR922705		407	28.72	28.2	36			249										E-Power			
390		Tumor bio lab	Lead Discovery	Lakshmi Subramanian	Incubator	Eppendorf	CellXpert C170i	6761BR122699		408	28.72	28.2	36			249										E-Power			
391		S&P lab	Lead Discovery	Kelly Trego	Rocker	Corning	6780-FP	21030063		409	12.8	10	6			11										Not Required			
392		Tumor bio lab	Pharmacology	Kelly Trego	Rocker	VWR	Model 100	11MCN04		410	14	11	7			18										Not Required			
393		Tumor bio lab	Pharmacology	Kelly Trego	Rocker	VWR	Model 200	1010088		411	14	11	14			15										Not Required			
394		Tumor bio lab	Lead Discovery	Rebeca Choy	Analyzer	Incucyte	Incucyte S3	73688	Placed inside an incubator	412	17.7	18.8	12.6		B	43										Not Required			
395		Tumor bio lab	Lead Discovery	Rebeca Choy	Liquid Handler	CellLink	12x4 deep well	2-221383	Placed inside a BSC	413	22.64	18.54	14.88		B	105.6										Not Required			
396		Tumor bio lab	Biology	Damien Garrett	Microscope	Zeiss	Zeiss SI	N2T925607		414	72	36	60													Not Required			
397		S&P lab	Lead Discovery	Rebeca Choy	Incubator	Thermo Scientific	Heraftherm IMC18	AFC 43891121		415	18.2	18.5	16.3		B	15.9										Not Required			
398		Chem lab	CMC	Michael Dalzel	Minichiller	Fisher Scientific	Minichiller 600 OLE	16.18196		416	11.02	22	21	will need the back of the cabinet (below fumehood) to be open	U (under fumehood)	81.55										Not Required			
399		Chem lab	CMC	Michael Dalzel	Thermostat System	Mettler Toledo	EasyMax 102 Basic	C102100665		417	19	18	31		H	43										Not Required			
400		Chem lab	Chemistry	Khristina Magallanes	Reader	Molecular Devices	ABS Plus	ABP01463		418	12	16.3	8			25										Not Required			
401		Chem lab	CMC	An Nguyen	Density Tester	PharmaAlliance	TD-S2	3211008		419	13	14	22			20										Not Required			
402		Analytical lab	Analytical	Natalie Duong	Liquid Handler	Hamilton	STARlet 173000-034	5339		420	59.2	38	51			582	Yes				1	standard				Not Required			

	A	B	C	D	E	F	G	H	J	K	U	V	W	X	Y	Z	AA	AQ	AR	AS	AT	AU	AV	AW	AX	AY	AZ	BJ	BK
1					Equipment Description				Comments	Maintenance ID#	Size							Process Gas		Tag	Electrical							Tag	
2	(E) Location Bldg & Room #	(N) Location Room #	Dept Group	User	Description	MFR	Model	SN Web Link			Length (inches)	Depth (inches)	Height (inches)	Clearance	Placement F = Floor B =	Operating Weight (lbs)	Seismic Anchorage Required	N - Nitrogen	Other Gas O2 - Oxygen LN2 -		Number of Outlets	Volts (V)	Phases	Amps (A)	NEMA Configuration	Emergency Power (EP) (10 sec, restore per all safety equip, i.e. UPS -	Uninterruptible Power Supply	S = Snorkel T = Thimble C =	Alarm Monitoring
403		Bio lab	Biology	Khristina Magallanes	PCR System	Thermo Scientific	QuantStudio 7 Pro	2.77873E+12		421	13.23	20.67	21.54			88										Not Required			
404		S&P lab	Lead Discovery	Rebeca Choy	Incubator Shaker	TekMatic	Incubator Shaker MP	1883	Part of the i7 automated system	422	5.87	10.57	3.48		B	9.9										Not Required			
405		S&P lab	Lead Discovery	Rebeca Choy	Incubator Shaker	TekMatic	Incubator Shaker MP	1884	Part of the i7 automated system	423	5.87	10.57	3.48		B	9.9										Not Required			
406		S&P lab	Lead Discovery	Rebeca Choy	Incubator Shaker	TekMatic	Incubator Shaker MP	1885	Part of the i7 automated system	424	5.87	10.57	3.48		B	9.9										Not Required			
407		Tumor bio lab	Lead Discovery	Rebeca Choy	Thermal Cycler	Eppendorf	MasterCycler X50H HP	6316LR733011		425	10.8	16.9	13		B	25.3										Not Required			
408		Chem lab	CMC	An Nguyen	Mini Blender	GlobePharma	MiniBlend V-Blender	32008573		426	15	17	24			75										Not Required			
409		Tumor bio lab	Biology	Damien Garrett	Imaging System	Li-Cor	Licor Odyssey M	ODM_0437		427	24	30	15			121										Not Required			
410		Bio lab	Biology	Anjana Srivatsan	Washer	Biotek	8STCX3WR	2303161F		428	8	21	15			26										Not Required			
411		Tumor bio lab	Lead Discovery	Rebeca Choy	Thermomixer	Fisher Scientific	Eppendorf SE-Thermotop	5382LN752552		429	8.1	12	5.4		B	13.9										Not Required			
412		Tumor bio lab	Pharmacology	Marcus Fischer	Tapestation	Agilent	4150 Tapestation System	DEDAB02954/DEWA0897352		430	10	20.08	16.42			39.16										Not Required			
413		Tumor bio lab	Pharmacology	Zabrisky Roland	Freezer	Nuaire	NU-9982XG			431																Not Required			
414		n/a	Lead Discovery/Compou	Rebeca Choy/Betty Lam	Compound Storage	Hamilton	Versa Q-50																						
415		Chem lab	CMC	Michael Dalzel	holder	ChemGlass	CG-1989-X-303				15	16	48		F														
416		Chem lab	CMC	Michael Dalzel	1 L reactor setup	ChemGlass	CG-1930-2E				12	12	30		F														
417		Chem lab	CMC	Michael Dalzel	Syringe Pump	Chemyx Inc	Fusion 200				10	7	8		F						1								
418		Chem lab	CMC	Michael Dalzel	Centrifuge Filter	FisherBrand					5	8	5		F						1								
419		Chem lab	CMC	An Nguyen	Sieve Shaker						16	13	38																
420		Chem lab	CMC	An Nguyen	Moisture Analyzer						9	14	8																
421		Chem lab	CMC	An Nguyen	Sonicator						7	7	11																
422		Chem lab	CMC	An Nguyen	Hot plate						7	11	20		F														
423		Chem lab	CMC	An Nguyen	Tablet Hardness Tester						18	10	9																
424		Chem lab	CMC	An Nguyen	Homogenizer						4	10	19																
425		Chem lab	CMC	An Nguyen	Centrifuge						9	12	32		F														
426		Chem lab	CMC	Michael Dalzel	Hot plate						7	13	20		F														
427		Chem lab	CMC	Michael Dalzel	Hot plate						7	13	20		F

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Exhibit 10.3

EXHIBIT B-2 SPACE PLAN

5000 SHORELINE CT. LEVEL 1 -Vivarium
MAY 31, 2023 SCALE: 1/32" = 1'-0"

LEGEND
- BUILDING SUPPORT
- LOBBY / RECEPTION
- CONFERENCE
- COLLABORATION
- BREAK ROOM
- OFFICE
- OFFICE SUPPORT
- OPEN OFFICE
- LAB
- IDEAYA STORAGE/LAB SUPPORT
- IDEAYA VIVARIUM

IDEAYA BIOSCIENCES

DGA

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Exhibit 10.3

5000 SHORELINE CT.

MAY 31, 2023

LEVEL 3 - OPTION 14

SCALE: 1/32" = 1'-0"

13 Offices
46 cubicles
(1) CEO
(8) VP
(11) Window
(9) Interior
(2) Double Offices
35 cubicles

LEGEND

- BUILDING SUPPORT
- LOBBY / RECEPTION
- CONFERENCE
- COLLABORATION
- BREAK ROOM
- OFFICE
- OFFICE SUPPORT
- OPEN OFFICE
- LAB
- LAB SUPPORT
- VIVARIUM

IDEAYA SUITE: +/-34,700 NSF
TOTAL SHARED: +/- 3,950 SF
LAB+LAB SUPPORT AREA = 11,008 SF
VIVARIUM =0 SF

LEVEL 3 - TENANT 1

(1) CEO
(8) VP OFFICES
(24) WINDOW OFFICES
(9) INTERIOR OFFICES
(2) DOUBLE OFFICES
(81) 6x6 WORKSTATIONS
(5) CONFERENCE ROOM
(3) HUDDLE ROOMS
(2) PHONE ROOMS

IDEAYA BIOSCIENCES

DGA

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Exhibit 10.3

EXHIBIT B-3

SPEC BUILDOUT SHEET

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Exhibit 10.3

Other admin support spaces		90% 2' x 4' acoustical lay-in ceiling with 10% drywall soffits Armstrong 2x2 Ultima 1912 tile & suprafine 9/16" grid (or comparable)
Restrooms		Gyp Bd ceiling
Laboratory		
	General Lab	2' x 4' Vinyl faced gyp. bd. lay-in ceiling or Armstrong 2x4 Ultima health zone 3115 tile & Prelude 15/16"grid no tape (or comparable
	Clean Labs (inc. Tissue Culture)	2' x 4' Vinyl faced Gyp Bd lay-in ceiling or Armstrong 2x4 Ultima Health Zone #1938 tile w/DXCE 15/16" gasket grid (or comparable)
	Glass Wash	Gyp Bd with latex epoxy painted ceiling with exhaust hood above glasswasher and autoclave
Vivarium		Gyp Bd ceiling with latex epoxy painted ceiling
Mechanical/Utility/Electrical Rooms/Shipping and Receiving		No Ceiling
CASEWORK/MILLWORK		Fixed lab casework for sink cabinets and mobile islands except in chemistry
Lobby		Custom plastic laminate desk with quartz countertop
Board Room		Plastic laminate credenza with quartz countertop
Copy Rooms/Coffee Bars, Lunch Room		Plastic laminate base and upper cabinets with quartz countertop and full tile backsplash
Restrooms		Quartz countertop with removable plastic laminate pipe shroud apron
Laboratories		
	Base cabinets/countertops	Modular lab bench units with epoxy or phenolic tops with (2) per 8' of bench under counter, 3-drawer mobile lab storage cabinet (refer to bldg. lab bench standard specifications).
	Fume Hoods	Labconco chemical fume hoods or equal as per plans.
	Upper shelving	Epoxy or phenolic, adjustable with retainers (refer to bldg. lab bench standard specification).
	Utility Chases	Metal epoxy umbilicle utility chase (refer to bldg. lab bench standard specification).
	Flexibility	Modular lab bench units with epoxy or phenolic tops with (2) per 8' of bench under counter, 3-drawer mobile lab storage cabinet (refer to bldg. lab bench standard specifications).
Vivarium		60% Metal cabinets with epoxy , 40% stainless steel tables
SPECIALTIES		
Window Blinds		Mecho shades on perimeter windows
Markerboards		Markerboards in conference rooms
Wall Protection - Lab & Service Corridors		4'H SS corner guards or acrovyn to match wall color & 8"H aluminum or stainless wall guards at vivarium
Appliances Break Room		Stainless Steel Dishwasher, Microwave Oven and Trim Kit, French door Refrigerator and freezer
GENERAL MECHANICAL- See below for special mechanical requirements		
Office and Amenity Mechanical Capacity		40% Office 1.0 CFM/SF
Lab Mechanical Capacity		100% outside air (i.e. no recirculation), 12 ACH
Cooling and Heating Load Safety Factor		15%
Acoustical Criteria		Sound attenuation provided at central Air Handling system and at the DMPK/Proteomics lab as well as Analytical Chemistry lab. i.e. increased sound absorbing ceiling panels.
HEPA		Provide terminal HEPAs at Tissue Culture and Vivarium
Other		Assume two control areas on the 3rd floor.
PLUMBING		
Break Room/Coffee Bars		Sink with hot and cold water, water for ice maker in refrigerator, water for coffee maker
Restrooms		Standard services
Laboratory		
	Lab sinks	Industrial hot and cold water, oversized trap on sinks, DI water at lab sinks
	Lab benches	Vacuum and CDA piping only to, lab benches, walls and ceiling service utility panels.
	Fume hoods	N2 Vacuum and CDA at 8'-0" fume hoods.
	Equipment Services	Nitrogen system for fume hoods will be served by Nitrogen dewar service that will be stored in LFLI storage retainer system (Note: N2 piping distribution is LFLI and Tenant is only responsible for providing the N2 dewars). The N2 generator on the roof is a TFTI to serve Mass Spec LCMS's.
	Glass Wash	See Below for details
Emergency Eyewash and Showers		1-2 recessed combination emergency shower and eyewash in each large lab, see plan
ELECTRICAL		
Power and Signal		
General Power Loads Capacity		80% w/ 20% Spare
Office Admin & Amenities		
	Lighting	0.6 w/SF
	Receptacles	5.0 w/SF
Circulation & Restrooms		
	Lighting	0.6 w/SF
	Receptacles	1.0 w/SF
Storage and Support Rooms		
	Lighting	0.6 w/SF
	Receptacles	3.0 w/SF
	Equipment	5.0 w/SF
Mechanical / Plumbing/ Electrical Equipment Rooms		
	Lighting	0.8 w/SF
	Receptacles	2.0 w/SF
	Equipment	3.0 w/SF
Laboratory		
	Lighting	1.0 w/SF
	Power	7.0 w/SF
	Equipment	3.0 w/SF
Laboratory Support		
	Lighting	1.0 w/SF
	Power	5.0 w/SF
	Equipment	5.0 w/SF
	Conference Rooms	Floor boxes at all medium and large conference rooms and at the Board Room
	Lab benches	Painted Metallic Raceway Dual Compartment with 120V duplex outlets at 18" o.c.
	Equipment Walls	Wiremold with outlets as required
	Standby/Emergency Power	5w/sqft allotment for tenant standby power requirements
Lighting		All Lights to be LED and Calgreen and T24 compliant

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Exhibit 10.3

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#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

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Exhibit 10.3

Chemistry Lab	Hollow metal pair 8'0" half lite from corridor. Five (5) 5' epoxy sink assemblies with peg boards and paper towel dispensers Adjacent island with metal base casework with two tier reagent rack in standard color with black phenolic top with one (1) standard duplex outlet every 2' at wiremold.(21) 8'-0" 42" deep fume hoods with N2,CDA & VAC turrets on both sides of fume hoods, and at least two duplexes on both sides. Combo sash- One 8'-0:" Fume hoods to have H2 (all H2 installs to be TFTI). CDA, VAC and N2 and metal storage cabinet base: half flammable, half chemical. Metal casework at 4 perimeter walls with CDA and Vac and wiremold with power at 24" OC and emergency power 8'-0" OC and data at 3'-0" oc. Two-tier fixed shelving over casework on non-window wallsTwo (2) recessed eyewash/shower unit (no integrated fire extinguisher). For 6 bench islands, supporting kneeholes or small, bench-top instruments, the following ceiling hook-up support: Drop-down power lines that can supply a total of 60 outlets (up to 10 per bench), 110V. Additional 3 drop down units for 110V E-power, they come usually with only two outlets per drop-down. 8 ethernet ports (pathway/box only all data is TFTI). Quick plug-ins vacuum lines for each bench. Compressed house air (100 psi)
CMC Lab	Hollow metal pair 8'0" half lite from corridor. (1) epoxy sink assemblies with peg boards and paper towel dispenser adjacent fixed casework with metal base casework withblack phenolic top with one (1) standard duplex outlet every 2' at wiremold. (3) 8'-0" 42" deep Floor mounted fume hoods with N2,CDA & VAC turrets on both sides and at least two duplexes on both sides. Combo sash- One 8'-0:" Fume hoods to have H2 (all H2 installs are to be TFTI).CDA, VAC and N2 Metal casework at 4 perimeter walls with CDA and Vac and wiremold with power at 24" OC and emergency power 8'-0" OC and date at 3'-0" oc. Two-tier fixed shelving over casework on non-window walls. 1 one 4 prong plug (30A 120/208C 3ΦY) outlet for chiller and one 3 prong plug (20A 250V) outlet for spray dryer. Solvent exhaust duct for spray dryer. For 6 bench islands, supporting kneeholes or small, bench-top instruments, the following ceiling hook-up support: Drop-down power lines that can supply a total of 60 outlets (up to 10 per bench), 110V. Additional 3 drop down units for 110V E-power, they come usually with only two outlets per drop-down. 8 ethernet ports (pathway/box only all data is TFTI). Quick plug-ins vacuum lines for each bench. Compressed house air (100 psi)
DMPK	Furnish one pair 8'0" hollow metal door with half-lite. Standard & emergency power and process utility distribution for TFTI equipment(mass specs) , as needed per final equipment plan TBD. See equipment matrix (1) 8'-0" fume hood, 42" deep with N2,CDA & VAC turrets on both sides and metal storage cabinet base: half flammable, half chemical. (2) epoxy sinks with adjacent fixed metal casework - wiremold and CDA and Vac. Power at 24" OC and emergency power 8'-0" OC and data at 3'-0" oc. Two-tier fixed shelving over casework on non-window walls. Add at least two (2) 230 V / 50A line on wall for two (2) UPS backup power batteries. Possibly 4 lines needed for additional 2 mass spec systems for the future Proteomic Team; 2). Install drawers underneath the mobile benches so to hold lab comsumbles and accessasories; 3). Install nitrogen cylinder holders, high and low, on wall to hold a N2 cylinder for the Orbitrap MS.
Storage Room	Furnish a pair of 6'0" hollow metal door. One (1) standard duplex outlet on each of the four (4) walls.For 6 bench islands, supporting kneeholes or small, bench-top instruments, the following ceiling hook-up support: Drop-down power lines that can supply a total of 60 outlets (up to 10 per bench), 110V. Additional 3 drop down units for 110V E-power, they come usually with only two outlets per drop-down. 8 ethernet ports. Quick plug-ins vacuum lines for each bench. Compressed house air (100 psi)
Biology	Two (2) pairs hollow metal 8'0" half-lite double doors from corridor and one (1) 8'0" hollow metal half-lite door into DMPK lab . Two (2) epoxy sink assembliesl with peg board and paper towel dispenser on plan-north wall with metal base casework in between in standard color with black phenolic top with wiremold 24" OC and emergency power 8'-0" OC and data at 3'-0" oc. in wiremold Metal base casework at perimeter wall in standard color with black phenolic top with with wiremold- 24" OC and emergency power 8'-0" OC and data at 3'-0" oc. in wiremold at counter height. Two-tier fixed shelving over casework on non-window walls. Two (2) recessed eyewash/shower units (no integrated fire extinguisher). CO2 turrets. Add foot pedals to sinks. For 6 bench islands, supporting kneeholes or small, bench-top instruments, the following ceiling hook-up support: Drop-down power lines that can supply a total of 60 outlets (up to 10 per bench), 110V. Additional 3 drop down units for 110V E-power, they come usually with only two outlets per drop-down. 8 ethernet ports. Quick plug-ins vacuum lines for each bench. Compressed house air (100 psi)
Lead Discover/Tumor Biology	Two (2) pairs hollow metal 8'0" half-lite double doors from corridor and one (1) 8'0" hollow metal half-lite door into DMPK lab . Two (2) epoxy sink assembliesl with peg board and paper towel dispenser on plan-north wall with metal base casework in between in standard color with black phenolic top with wiremold 24" OC and emergency power 8'-0" OC and data at 3'-0" oc. in wiremold Metal base casework at perimeter wall in standard color with black phenolic top with with wiremold- 24" OC and emergency power 8'-0" OC and data at 3'-0" oc. in wiremold at counter height. Two-tier fixed shelving over casework on non-window walls. Two (2) 8' fume hoods with CDA & VAC drops and metal storage cabinet base: half flammable, half chemical one . CO2 turrets Two (2) recessed eyewash/shower units (no integrated fire extinguisher).For 6 bench islands, supporting kneeholes or small, bench-top instruments, the following ceiling hook-up support: Drop-down power lines that can supply a total of 60 outlets (up to 10 per bench), 110V. Additional 3 drop down units for 110V E-power, they come usually with only two outlets per drop-down. 8 ethernet ports. Quick plug-ins vacuum lines for each bench. Compressed house air (100 psi)
Tissue Culture Labs	(1) with hollow metal 8'0" half-lite door from corridor (1)1 stainless steel sink assembly with foot pedals with peg board and paper towel dispenser with adjacent metal base casework in standard color with black phenolic top with 24" OC and emergency power 8'-0" OC and data (pathway/box only all data is TFTI).at 3'-0" oc. in wiremold. (2) 6'-0" Fume hood with VAC and CDA. C02 and emergency power for all incubators. HEPA filers. VAC and CDA at all Biosafety Cabinets. Emergency power required for freezers. For 6 bench islands, supporting kneeholes or small, bench-top instruments, the following ceiling hook-up support: Drop-down power lines that can supply a total of 60 outlets (up to 10 per bench), 110V. Additional 3 drop down units for 110V E-power, they come usually with only two outlets per drop-down. 8 ethernet ports. Quick plug-ins vacuum lines for each bench. Compressed house air (100 psi)

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#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

ACTIVE\201239119.12

Exhibit 10.3

ACTIVE\201239119.12

#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

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Exhibit 10.3

EXHIBIT B-4 BASE BUILDING WORK

JOB COPY

PHASE 2

SITE, CORE, AND SHELL ADDENDUM 1

5000 Shoreline Court,
S. San Francisco, CA 94080

VICINITY MAP

PROJECT LOCATION

ASSESSOR'S PARCEL MAP

ASSESSOR'S PARCEL NUMBER

N

PROJECT REPRESENTATIVES

SPEC LAB NOTE

GOVERNING CODES

DEFERRED SUBMITTALS

SYMBOLS

View Name

ABBREVIATIONS

SCOPE OF WORK

PROJECT DATA

SHEET INDEX

hpc architecture, inc.

DIVCOWEST

5000 Shoreline Court,
S. San Francisco, CA 94080

Revisions

A 0.0A

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#201239119v12<ACTIVE> - DW Life Sciences DIVCO IDEAYA Biosciences 500 Shoreline Court...docx

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Exhibit 10.3

JOB COPY

PHASE 2

SITE, CORE, AND SHELL PERMIT

5000 Shoreline Court,
S. San Francisco, CA 94080

VICINITY MAP

PROJECT LOCATION

ASSESSOR'S PARCEL MAP

ASSESSOR'S PARCEL NUMBER

N

PROJECT REPRESENTATIVES

SHEET INDEX

SCOPE OF WORK

SYMBOLS

View Name

ABBREVIATIONS

GOVERNING CODES

DEFERRED SUBMITTALS

PROJECT DATA

hpc architecture, inc.

DIVCOWEST
5000 Shoreline Court,
S. San Francisco, CA 94080

APPROVED

A 0.0

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Exhibit 10.3

EXHIBIT C - ACCEPTANCE AGREEMENT

This Acceptance Agreement is made as of , by and between the parties hereto with regard to that certain Lease dated , by and between DW LSP 5000 SHORELINE LLC, a Delaware limited liability company, as Landlord, and IDEAYA BIOSCIENCES, INC., a Delaware corporation, as Tenant (“Tenant”), affecting those premises located at 5000 Shoreline Court, South San Francisco, California. The parties hereto agree as follows:

1.
Landlord delivered possession of the Premises to Tenant on , in accordance with the terms of the Lease and Tenant accepted possession of the Premises.

2.
The Commencement Date of the Lease Term for the Premises is , and the Lease Term for the Premises expires on , unless sooner terminated according to the terms of the Lease.

3.
Each party represents and warrants to the other that it is duly authorized to enter into this document and perform its obligations without the consent or approval of any other party and that the person signing on its behalf is duly authorized to sign on behalf of such party.

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Exhibit 10.3

LANDLORD:

DW LSP 5000 SHORELINE, LLC,

a Delaware limited liability company

By: Divco West Real Estate Asset Management, Inc., a Delaware corporation, Its Agent

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Exhibit 10.3

TENANT:

IDEAYA BIOSCIENCES, INC., a Delaware

limited liability company

By: Name:

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Exhibit 10.3

By: Title: Name:

Its:

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Exhibit 10.3

EXHIBIT D – OPTION TO EXTEND AND RIGHT OF FIRST OFFER

This Exhibit D (this “Exhibit”) is made in connection with and is a part of that certain Lease, dated as of , 2023 by and between DW LSP 5000 SHORELINE LLC, a Delaware limited liability company, as Landlord, and IDEAYA BIOSCIENCES, INC., a Delaware corporation, as Tenant (the “Lease”).

1.
Definitions and Conflict. All capitalized terms referred to in this Exhibit shall have the same meaning as provided in the Lease, except as expressly provided to the contrary in this Exhibit. In case of any conflict between any term or provision of the Lease and any exhibits attached thereto and this Exhibit, this Exhibit shall control.

2.
Option to Extend and Rent During the Extended Period: Tenant shall have two (2) options to extend the Term of the Lease for successive periods of five (5) years each (each an “Extension Period” and the first such period shall be referred to as the “First Extension Period” and, if applicable, the second such period shall be referred to as the “Second Extension Period”) by giving written notice of exercise of such option (“Extension Option Notice”) at least twelve (12) but not more than fifteen (15) months prior to the expiration of the then-current Term. Tenant may request in its Extension Option Notice, for Landlord to advise Tenant of whether Landlord intends to discontinue or maintain the Common Area Amenities during the applicable Extension Period. Each Extension Period shall commence, if at all, immediately following the expiration of the then-current. If Tenant is in default, after notice and the expiration of the applicable cure period, under any term or provision of the Lease on the date of giving an Extension Option Notice, or if Tenant is in default, after notice and the expiration of the applicable cure period, under any term or provision of the Lease on the date of the applicable Extension Period is to commence, the Extension Period at the option of Landlord shall not commence and the Lease shall expire at the end of initial Term. Each Extension Period shall be upon all of the terms and provisions of the Lease, except that (i) the Base Monthly Rent during such Extension Period shall be one hundred percent (100%) of then Fair Market Rent, (ii) any work, allowance, free rent, or concession provided by Landlord in connection with the commencement of the initial Term shall not apply; (iii) Tenant shall not have any additional option to extend after the Second Extension Period.

2.1
Fair Market Rent. The term “Fair Market Rent” for purposes of determining Base Monthly Rent during the Extension Period shall mean the base monthly rent generally applicable to leases at comparable class buildings of comparable size, age, quality of the Premises in the South San Francisco and Brisbane, California area projected as of the first day of the Extension Period by giving due consideration for the quality of the Building and improvements therein (including the quality of the then existing improvements in the Premises), the quality for credit tenants, for a term comparable to the Extension Period at the time the commencement of the Extension Period is scheduled to commence, and for comparable space that is not subleased or subject to another party’s expansion rights or not leased to a tenant that holds an ownership interest in the landlord, taking into consideration all relevant factors considered by landlords and tenants in the determination of fixed annual rent, including, without limitation, the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space; (b) tenant improvements or allowances provided or to be provided for such comparable space, and taking into account the value, if any, of the existing improvements in the subject space (other than improvements installed by Tenant at Tenant’s sole cost and expense), such value to be based upon the age, condition, design, quality of finishes and layout of the improvements and the extent to which the same can be utilized by a general office/lab user other than Tenant; and (c) other reasonable monetary concessions being granted such tenants in connection with such comparable space.

2.2
Procedure to Determine Fair Market Rent. Landlord shall notify Tenant in writing of Landlord’s determination of the Fair Market Rent (“Landlord’s FMR”) within thirty (30) days after receipt of the Extension Option Notice, which such notice shall, if requested in Tenant’s Extension Option Notice, include

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Exhibit 10.3

a statement of whether Landlord intends to discontinue or maintain the Common Area Amenities during the applicable Extension Period. Within thirty (30) days after receipt of such written notice of Landlord’s FMR, Tenant shall have the right either to: (i) accept Landlord’s FMR, or (ii) elect to have the Fair Market Rent determined in accordance with the appraisal procedure set forth below, or (iii) rescind Tenant’s Extension Option Notice (the parties agreeing such rescission shall be permitted solely in the event Landlord’s notice reserves the right to discontinue the Common Area Amenities during the applicable Extension Period). The failure of Tenant to provide written notice of its election under the preceding sentence shall be deemed an acceptance of Landlord’s FMR. The election (or deemed election) by Tenant under this section shall be non- revocable and binding on the parties. If Tenant rescinds its Extension Option Notice in accordance with clause

(iii) above, Tenant shall be deemed to have waived its right to extend the Term hereunder.

2.3
Appraisers. If Tenant has elected to have the Fair Market Rent determined by an appraisal, then within ten (10) days after receipt of Tenant’s written notice of such an election, each party, by giving written notice to the other party, shall appoint a broker to render a written opinion of the Fair Market Rent for the Extension Period. Each broker must be a real estate broker licensed in the State where the Building is located for at least five years and with at least five years’ experience in the appraisal of rental rates of leases or in the leasing of space in life sciences buildings in the area in which the Building is located and otherwise unaffiliated with either Landlord or Tenant. The two brokers shall render their written opinion of the Fair Market Rent for the Extension Period to Landlord and Tenant within thirty (30) days after the appointment of the second broker. If the Fair Market Rent of each broker is within three percent (3%) of each other, then the average of the two appraisals of Fair Market Rent shall be the Fair Market Rent for the Extension Period. If one party does not appoint its broker as provided above, then the one appointed shall determine the Fair Market Rent. The Fair Market Rent so determined under this section shall be binding on Landlord and Tenant.

2.4
Third Appraiser. If the Fair Market Rent determined by the brokers is more than three percent (3%) apart, then the two brokers shall pick a third broker within ten (10) days after the two brokers have rendered their opinions of Fair Market Rent as provided above. If the two brokers are unable to agree on the third broker within said ten (10) day period, Landlord and Tenant shall mutually agree on the third broker within ten (10) days thereafter. If the parties do not agree on a third qualified broker within ten (10) days, then at the request of either Landlord or Tenant, such third broker shall be promptly appointed by the then Presiding Judge of the Superior Court of the State of California for the County where the Building is located. The third broker shall be a person who has not previously acted in such capacity for either party and must meet the qualifications stated above.

2.5
Impartial Appraisal. Within thirty (30) days after its appointment, the third broker (the “Third Party”), shall render its written opinion by selecting the Fair Market Rent made by Landlord’s or Tenant’s broker to be the Fair Market Rent for the Extension Period. The Third Party may not offer any different opinion or recommendation of Fair Market Rent. The Fair Market Rent determined in accordance with the foregoing procedure shall be binding on the parties.

2.6
Appraisal Costs. Each party shall bear the cost of its own appraiser and one-half (1/2) the cost of the third appraiser.

2.7
Acknowledgment of Rent. After the Fair Market Rent for the Extension Period has been established in accordance with the foregoing procedure, Landlord and Tenant shall promptly execute an amendment to the Lease to reflect the Base Monthly Rent for the Extension Period.

2.8
Transferability of Extension Options. The foregoing options to extend may not be assigned or transferred to or exercised by any other assignee, sublessee or transferee under a Transfer other than

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Exhibit 10.3

an assignee then in occupancy of the entire Premises (i) approved by Landlord or (ii) pursuant to a Permitted Transfer pursuant to Section 14.1(F) of the Lease.

3.
Right of First Offer. Landlord hereby grants Tenant a continuing right of first offer (the “ROFO”) to lease available space in the Building (the “First Offer Space”), in accordance with the terms and conditions of this Section 3 as set forth below.

3.1
ROFO Procedure. From and after the Commencement Date before Landlord thereafter enters into a lease for the First Offer Space with a third party (other than the renewal or extension of the lease of any current tenant or occupant of either such space), Landlord shall notify Tenant of the terms on which Landlord intends to lease the First Offer Space (“Landlord’s Notice”), and Tenant shall have seven (7) days thereafter to provide a written notice to Landlord (“Tenant’s Expansion Notice”) electing to lease such First Offer Space on the terms and conditions set forth in Landlord’s Notice and this Section 3. If Tenant delivers Tenant’s Expansion Notice, Tenant and Landlord shall enter into an amendment to this Lease within thirty (30) days following Tenant’s Expansion Notice, effective as of the date the First Offer Space is to be included in the Premises, which amendment shall be on the accepted terms in Landlord’s Notice, provided that the term for the applicable First Offer Space shall be coterminous with the Term for the Premises and otherwise on all of the terms of the Lease in effect immediately prior to such expansion, except that the First Offer Space shall be delivered to Tenant in its “as-is” condition and there shall be no allowance for tenant improvements to the First Offer Space (except as expressly modified by the terms in Landlord’s Notice). Landlord's failure to deliver, or delay in delivering, all or any part of the First Offer Space, for any reason, shall not give rise to any liability of Landlord, shall not alter Tenant's obligation to accept such space when delivered, shall not constitute a default of Landlord, and shall not affect the validity of the Lease, except that if the First Offer Space has not been delivered to Tenant on or before the date that is 180 days after the expected delivery date set forth in Landlord’s Notice, Tenant shall have the right to withdraw its Tenant’s Expansion Notice by written notice to Landlord of such withdrawal within ten (10) days of the expiration of such 180-day period and the First Offer Space shall not be included in the Premises.

3.2
ROFO Term. For any First Offer Space for which the rent-paying term would commence within the last five (5) years of the Term for the Premises (as it may have been extended), the foregoing ROFO provisions shall not apply unless Tenant has a then remaining option to extend the Term under Section 3 and, in Tenant’s Expansion Notice, Tenant commits to exercise such remaining option to extend; provided that, if Tenant so elects to exercise such option to extend, the Base Rent for the Extension Term shall be determined at the time and in the manner it would have been determined if such option to extend had been exercised at the time set forth in Section 2 of this Exhibit D.

3.3
Failure to Exercise. If Tenant fails or is unable to timely exercise its right pursuant to this Section 3 with respect to all of any portion of the First Offer Space, then such right shall lapse, time being of the essence with respect to the exercise thereof, and Landlord may lease all or a portion of such First Offer Space to third parties on such terms as Landlord may elect; provided that if the net effective rent of the proposed lease with such third party, is less than 90% of the net effective rent in Landlord’s Notice, then Landlord shall be required to re-activate the right of first offer granted to Tenant hereunder with respect to the First Offer Space, on such terms. In no event shall Landlord be obligated to pay a commission with respect to any space leased by Tenant under this Section 3, and Tenant shall each indemnify Landlord against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under Tenant.

3.4
Personal Option. Notwithstanding any provision of this Section 3 to the contrary, Tenant’s rights under this Section 3 shall be void, at Landlord's election, if (i) Tenant is in default hereunder, after any applicable notice and cure periods have expired, at the time Tenant makes any election with respect to

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Exhibit 10.3

the First Offer Space under this Section 3 or at the time the First Offer Space would be added to the Premises, or

(ii) any assignment of the Lease or sublease of more than 25% of the Premises exists at any such time other than an assignee or sublessee then in occupancy of the Premises pursuant to a Permitted Transfer under Section 14.1(F) of the Lease. Nothing in this Section 3 shall be construed to grant to Tenant any rights or interest in any space in the Building, or the Property and any claims by Tenant alleging a failure of Landlord to comply herewith shall be limited to claims for monetary damages. Tenant may not assert any rights in any space nor file any lis pendens or similar notice with respect thereto.

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Exhibit 10.3

EXHIBIT E – TENANT INSURANCE

This Exhibit E (this “Exhibit”) is made in connection with and is a part of that certain Lease, dated as of

, 2023, by and between DW LSP 5000 SHORELINE LLC, a Delaware limited liability company, as Landlord, and IDEAYA BIOSCIENCES, INC., a Delaware corporation, as Tenant (“Tenant”), affecting those premises located at 5000 Shoreline Court, South San Francisco, California (the “Lease”).

Tenant’s minimum insurance requirements, subject to Section 9.1:

(a)
Commercial general liability insurance on a broad-based occurrence coverage form, with coverages including but not limited to bodily injury (including death), broad form property damage (including loss of use resulting therefrom), premises/operations and products/completed operations liability, liquor liability if applicable, an exception to any pollution exclusion for bodily injury or property damage liability from a hostile fire, personal and advertising injury, and contractual liability with limits of liability of not less than $1,000,000 Per Occurrence, $2,000,000 Products/completed operations aggregate, $2,000,000 general aggregate, $1,000,000 Personal Injury and Advertising injury liability, $1,000,000 Damage to Rented Property, which limits may be met by use of excess and/or umbrella liability insurance provided that such coverage is at least as broad as the primary coverages required herein and which aggregate limits shall apply per location (if tenant has multiple locations). Tenant’s insurance hereunder shall name Landlord, Landlord’s property manager, Landlord’s mortgagee(s) (provided that Tenant has been given the name of such mortgagee(s)), and other parties, in each case as designated by Landlord from time to time, as additional insureds on a primary/non-contributory basis, shall be written on an occurrence form, and shall include waivers of subrogation in favor of Landlord as to the commercial general liability, automobile liability, and excess/umbrella coverages hereunder that follow the form of such coverages.

(b)
Property insurance that shall be primary on all Tenant’s Alterations, Tenant’s Fixtures, and all other personal property of Tenant (collectively, the “Tenant-Insured Work”) in an amount adequate to cover their replacement cost, including a vandalism and malicious mischief endorsement, and sprinkler leakage coverage; business interruption insurance, loss of income and extra expense insurance covering all perils covered by a standard, “Special Form” (as defined from time-to-time by the insurance industry) or all-risk property insurance policy. Tenant’s insurance on any Tenant’s Alterations shall name Landlord and Landlord’s mortgagee(s) from time to time as additional loss payees as their insurable interests in such Tenant’s Alterations may appear. (For the avoidance of doubt, Landlord and Landlord’s mortgagee shall not be named as loss payees for Tenant’s Fixtures or other personal property.) Business interruption coverage shall have limits sufficient to cover Tenant’s lost profits and necessary continuing expenses, including rents due Landlord under the Lease. The minimum period of indemnity for business interruption coverage shall be twelve (12) months plus twelve (12) months’ extended period of indemnity. Tenant’s property insurance under this subparagraph (b) shall cover special perils including theft and such other risks Landlord may from time to time reasonably designate if such risks are required by landlords to be insured by tenants of Comparable First-Class Buildings under similar circumstances, for the full replacement cost value of the covered items and in amounts that meet any co-insurance clause of the policies of insurance.

(c)
Workers’ Compensation insurance as is required by statute or law, or as may be available on a voluntary basis and Employers’ Liability insurance with limits of not less than $1,000,000 each accident,

$1,000,000 disease policy limit, and $1,000,000 disease (each employee) which limits may be met by use of excess and/or umbrella liability insurance provided that such coverage is at least as broad as the primary coverages required herein.

(d)
Commercial automobile liability insurance covering liability arising from the use or operation of any automobiles, including those owned, hired or otherwise operated or used by or on behalf of the Tenant. The coverage shall be on a broad-based occurrence form with combined single limits of not less than $1,000,000 per accident for bodily injury and property damage.

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(e)
Liquor liability or so-called dram shop insurance, if Tenant’s operations in the Premises include the sale or service of alcoholic beverages, in such amounts as Landlord may from time to time reasonably require consistent with Comparable First-Class Buildings and at least equal to $1,000,000 per occurrence and policy limit.

(f)
Intentionally omitted.

(g)
Pollution Legal Liability insurance is required if Tenant engages in wet laboratory use or other laboratory use that uses Hazardous Materials at the Premises. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage including physical injury to or destruction of tangible property including the resulting loss of use thereof, clean-up costs, and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such compensatory damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Tenant occupies the Premises. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate.

(h)
Excess liability coverage in an amount not less than $5,000,000, which shall provide excess liability coverage to the primary coverages described above for commercial general liability, employers’ liability, automobile, liquor, liability policies and which may be met by use of a combination of excess and/or umbrella liability insurance provided that such coverage is at least as broad as the primary coverages required herein.

(i)
During all construction by Tenant in or about the Premises or the Building, Tenant shall cause all insurance required in Exhibit E-1 to be in place.

In addition, Tenant shall carry such other coverages, and in such amounts, as are required by Landlord from time to time for any special uses of the Premises, including without limitation any special risks or hazards associated with the generation, storage, and disposal of so-called biohazards or medical wastes, the operation of any specialized laboratory operations or research facilities pursuant to the Permitted Uses, and the use and operation of Rooftop Equipment under Article 16, so long as such coverages and amounts are within the range of coverages typically required for comparable tenancies for such uses in Comparable First-Class Buildings or are otherwise required under any Private Restrictions.

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Exhibit 10.3

EXHIBIT E-1 – TENANT ALTERATIONS INSURANCE SCHEDULE

This Exhibit E-1 (this “Exhibit”) is made in connection with and is a part of that certain Lease, dated as of , by and between DW LSP 5000 SHORELINE LLC, a Delaware limited liability company, as Landlord, and IDEAYA BIOSCIENCES, INC., a Delaware corporation, as Tenant (“Tenant”) (the “Lease”).

Tenant’s Liability Insurance

Tenant shall be responsible for requiring all Tenant Contractors doing construction or renovation work to purchase and maintain such insurance as shall protect it from the claims set forth below which may arise out of or result from any Tenant’s Alterations whether such Tenant’s Alterations is completed by Tenant or by any Tenant Contractor or by any person directly or indirectly employed by Tenant or any Tenant Contractor, or by any person for whose acts Tenant or any Tenant Contractor may be liable:

1.
Claims under workers’ compensation, disability benefit and other similar employee benefit acts which are applicable to the Tenant’s Alterations to be performed.

2.
Claims for damages because of bodily injury, occupational sickness or disease, or death of employees under any applicable employer’s liability law.

3.
Claims for damages because of bodily injury, or death of any person other than Tenant’s or Tenant Contractor’s employees.

4.
Claims for damages insured by usual personal injury liability coverage which are sustained (a) by any person as a result of an offense directly or indirectly related to the employment of such person by the Tenant or Tenant Contractor or (b) by any other person.

5.
Claims for damages, other than to the Tenant’s Alterations itself, because of injury to or destruction of tangible property, including loss of use therefrom.

6.
Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle.

Such Tenant’s Contractors’ Commercial General Liability Insurance shall include premises/operations (including explosion, collapse and underground coverage if such Tenant Improvements or Tenant’s Alterations involves any underground work), elevators, independent contractors, completed operations, and blanket contractual liability on all written contracts, all including broad form property damage coverage.

Tenant’s Contractors’ Commercial General Liability, Automobile Liability, Workers Compensation, Employers Liability and Umbrella Liability Insurance shall be written for not less than limits of liability as follows:

a.
Commercial General Liability:

Bodily Injury and Property Damage As Required by Schedule 1.

b.
Commercial Automobile Liability:

Bodily Injury and Property Damage $1,000,000 Each Person including non-owned and hired autos $1,000,000 Each Occurrence

c.
Workers Compensation Statutory Limits

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Exhibit 10.3

d.
Employer’s Liability:

Each Accident $ 1,000,000

Disease - Policy Limit $ 1,000,000

Disease - Each Employee $ 1,000,000

e.
Umbrella Liability:

Bodily Injury and Property Damage As Required by Schedule 1

(excess of coverages a, b & d above)

All subcontractors for such Tenant Contractors shall carry the same coverages and limits as specified above, unless different limits are specifically approved by Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed, taking into consideration the nature and scope of the particular trade work.

The foregoing policies for Tenant Contractors and subcontractors shall contain a provision that coverages afforded under the policies shall not be canceled or not renewed until at least thirty (30) days’ prior written notice has been given to the Landlord. Certificates of Insurance showing such coverages to be in force along with all required additional insured, primary and waiver endorsements shall be filed with the Landlord prior to the commencement of any Tenant’s Alterations and prior to each renewal. Coverage for Completed Operations must be maintained for ten years following completion of the work and certificates evidencing this coverage must be provided to the Landlord.

The minimum A.M. Best’s rating of each insurer shall be A-/X. Landlord shall be named as an Additional Insured under such Tenant’s Contractors’ and subcontractors’ Commercial General Liability, Auto Liability and Umbrella Liability Insurance policies on a primary and non-contributory basis per additional insured form CG20101185 or combination CG2010 and CG2037 (07/04).

All Commercial General Liability, Auto Liability, and Umbrella Liability, policies shall contain a waiver of subrogation in favor of Landlord.

Such Tenant Contractors’ responsibilities include:

•
Insuring all materials, on an All Risks basis for the full replacement cost, in transit and until delivered to the project site;

•
insuring all tools and equipment used in the installation process;

•
assuming costs within the deductible(s) if a property loss is caused by any Tenant Contractor’s failure to take reasonable steps to prevent the loss; and

•
protecting the site to prevent both natural and man-caused (i.e., arson, theft, vandalism) losses.

Property Insurance Loss Adjustment

Tenant will allow Landlord to participate in adjustment of any insured claim with respect to Tenant- Insured Work, as loss payee (as provided above to the extent of Landlord’s insurable interest therein), but not in any Tenant’s Fixtures or personal property.

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Exhibit 10.3

SCHEDULE 1

TENANT CONTRACTOR AND SUBCONTRACTOR INSURANCE LIMIT REQUIREMENTS

Division	Trade Description	Trade Number for Limits Required (See Attached)
1. Sitework	Earthwork	5
	Excavation	5
	Grading	5
	Paving	5
	Piling/Caisson	5
	Retention	5

2. Concrete	Formwork	5
	Precasts	5
	Structural	5

3. Masonry	Masonry	5

4. Metal and Structural	Metal Deck	5
	Miscellaneous Metals	4
	Structural Steel	5

5. Carpentry	Millwork	3
	Rough Carpentry	3
	Wood Doors	3

6. Moisture Protection	Caulking	3
	Damp proofing	3
	Roofing/Sheet Metal	3
	Waterproofing	3
7. Doors, Windows and Glass	Curtainwall	4
	Glass, Glazing and Aluminum	4
	Hardware	4
	Hollow Metal Work	4
8. Finishes	Acoustic	2
	Ceramic & Quarry	2
	Covering	2
	Lathe, Plaster & Drywall	2
	Resilient Floor	2
	Paint & Vinyl Wall	2

9. Specialties	Access Flooring	1
	Partitions	1
	Toilet Accessories	1

10. Equipment	Crane Operations	5

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Exhibit 10.3

Division	Trade Description	Trade Number for Limits Required (See Attached)
11. Furnishings	Suppliers	1

12. Special Construction	Asbestos Abatement	5
	Blasting	5

13. Conveying Systems	Elevators	5
	Escalators	5
	Conveyers	3
	Dumbwaiters	3

14. Mechanical	Fire Protection System	5
	Plumbing	5

15. HVAC		5

16. Electrical	Electrical	5

17. Demolition	More than 3 stories	6
	Three (3) stories or less	6

General Contractor	Tenant Improvements or Tenant’s Alterations costing more than $10,000,000	6
	All Other Tenant Improvements or Tenant’s Alterations	5

Any unusual or specialized renovation or repair work undertaken by the Designated General Contractor with respect to this Lease may require other limits of liability than those listed above. Landlord shall make any determination of revised liability limits in consultation with its risk management staff in connection with the review of the proposed work in question or otherwise as reasonably requested by Tenant.

Contractor and Subcontractor Insurance Limit Requirements by Trade Number

The following are Limits of Liability required depending on the Trade Number of the Contractor, unless different limits are specifically approved by Landlord, which approval shall not be unreasonably withheld, conditioned, or delayed, taking into consideration the nature and scope of the particular trade work.

1.
$1,000,000 Each Occurrence

$2,000,000 General Aggregate

$2,000,000 Products & Completed Operations Aggregate

$2,000,000 Umbrella Each Occurrence/Aggregate

2.
$1,000,000 Each Occurrence

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Exhibit 10.3

$2,000,000 General Aggregate

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Exhibit 10.3

$2,000,000 Products & Completed Operations Aggregate

$3,000,000 Umbrella Each Occurrence/Aggregate

3.
$1,000,000 Each Occurrence

$2,000,000 General Aggregate

$2,000,000 Products & Completed Operations Aggregate

$4,000,000 Umbrella Each Occurrence/Aggregate

4.
$1,000,000 Each Occurrence

$2,000,000 General Aggregate

$2,000,000 Products & Completed Operations Aggregate

$5,000,000 Umbrella Each Occurrence/Aggregate

5.
$1,000,000 Each Occurrence

$2,000,000 General Aggregate

$2,000,000 Products & Completed Operations Aggregate

$10,000,000 Umbrella Each Occurrence/Aggregate

6.
$1,000,000 Each Occurrence

$2,000,000 General Aggregate

$2,000,000 Products & Completed Operations Aggregate

$30,000,000 Umbrella Each Occurrence/Aggregate

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Exhibit 10.3

EXHIBIT F – Intentionally Omitted

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Exhibit 10.3

EXHIBIT G – FORM OF LETTER OF CREDIT

This Exhibit G (this “Exhibit”) is made in connection with and is a part of that certain Lease, dated as of , by and between DW LSP 5000 SHORELINE LLC, a Delaware limited liability company, as Landlord, and IDEAYA BIOSCIENCES, INC., a Delaware corporation, as Tenant, (the “Lease”).

FORM LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NO.

DATE: , 20

BENEFICIARY:

APPLICANT:

AMOUNT: US$ ($ and 00/100 U.S. DOLLARS) EXPIRATION DATE: , 20

LOCATION: AT OUR COUNTERS IN

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. IN YOUR FAVOR AVAILABLE BY YOUR DRAFT IN THE FORM OF “ANNEX 1” ATTACHED DRAWN ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

A DATED STATEMENT SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY READING AS FOLLOWS:

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Exhibit 10.3

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Exhibit 10.3

(A)
WE ARE ENTITLED TO DRAW ON THE LETTER OF CREDIT PURSUANT TO THE TERMS OF THAT CERTAIN LEASE BY AND BETWEEN , AS LANDLORD, AND , AS TENANT

OR

(B)
HEREBY CERTIFIES THAT IT HAS RECEIVED NOTICE FROM

THAT THE LETTER OF CREDIT NO. WILL NOT BE RENEWED, AND THAT IT HAS NOT RECEIVED A REPLACEMENT OF THIS LETTER OF CREDIT FROM

SATISFACTORY TO AT LEAST FORTY-FIVE (45) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE LEASE MENTIONED IN THIS LETTER OF CREDIT IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT. PARTIAL DRAWINGS ARE PERMITTED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT OR CONDITION, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST FORTY-FIVE (45) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU AND THE APPLICANT BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESSES THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE.

THIS LETTER OF CREDIT MAY BE TRANSFERRED (AND THE PROCEEDS HEREOF ASSIGNED), AT THE EXPENSE OF THE APPLICANT (WHICH PAYMENT SHALL NOT BE A CONDITION TO ANY TRANSFER), ONE OR MORE TIMES BUT IN EACH INSTANCE ONLY IN THE FULL AMOUNT AVAILABLE TO BE DRAWN UNDER THE LETTER OF CREDIT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE DATED CERTIFICATION PRIOR TO A.M. TIME, ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: , ATTENTION: STANDBY LETTER OF CREDIT SECTION OR BY FACSIMILE TRANSMISSION AT: ( ) ; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: ( ) , ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE.

PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK IN IMMEDIATELY AVAILABLE U.S. FUNDS DURING NORMAL BUSINESS HOURS OF THE BANK’S OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE INTERNATIONAL STANDBY PRACTICES 1998 (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

WE HEREBY CERTIFY THAT THIS IS AN UNCONDITIONAL AND IRREVOCABLE CREDIT AND AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

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Exhibit 10.3

EXCEPT TO THE EXTENT INCONSISTENT WITH THE EXPRESS TERMS HEREOF, THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998 (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

AUTHORIZED SIGNATURE AUTHORIZED SIGNATURE

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Exhibit 10.3

BILL OF EXCHANGE

DATE:

AT

SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF US DOLLARS (US $ )

DRAWN UNDER

CREDIT NUMBER NO.

DATED

TO:

...............................................................

Authorized SignatureANNEX 1

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Exhibit 10.3

EXHIBIT “A”

DATE:

TO: RE: STANDBY LETTER OF CREDIT

NO.

ISSUED BY

LADIES AND GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS

TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND

FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER. SINCERELY, SIGNATURE AUTHENTICATED

(BENEFICIARY’S NAME) (Name of Bank)

SIGNATURE OF BENEFICIARY (authorized signature)

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